                                                                    EXHIBIT 10.B

                                                                  EXECUTION COPY

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                      AMONG

                        GULFTERRA ENERGY PARTNERS, L.P.,
                                   AS BORROWER

                      GULFTERRA ENERGY FINANCE CORPORATION,
                                 AS CO-BORROWER

                               THE SEVERAL LENDERS
                        FROM TIME TO TIME PARTIES HERETO,

                              FORTIS CAPITAL CORP.,
                              AS SYNDICATION AGENT

                        CREDIT LYONNAIS NEW YORK BRANCH,
              BNP PARIBAS, AND WACHOVIA BANK, NATIONAL ASSOCIATION,
                           AS CO-DOCUMENTATION AGENTS

                                       AND

                              JPMORGAN CHASE BANK,
                             AS ADMINISTRATIVE AGENT

                           DATED AS OF MARCH 23, 1995,
                             AS AMENDED AND RESTATED
                           THROUGH SEPTEMBER 26, 2003

                    ----------------------------------------

                          J.P. MORGAN SECURITIES INC.,
                        AS LEAD ARRANGER AND BOOK RUNNER

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS .....................................................................................        1

         SECTION 1.1       Defined Terms...................................................................        1
         SECTION 1.2       Other Definitional Provisions...................................................       25

ARTICLE II AMOUNT AND TERMS OF LOANS.......................................................................       25

         SECTION 2.1       Loans and Commitments...........................................................       25
         SECTION 2.2       Repayment of Loans; Evidence of Debt............................................       27
         SECTION 2.3       Procedure for Borrowing.........................................................       28
         SECTION 2.4       Limitations on Loans............................................................       29
         SECTION 2.5       Commitment Fee..................................................................       29
         SECTION 2.6       Termination or Reduction of Commitments.........................................       29
         SECTION 2.7       Extensions of Revolving Credit Termination Date.................................       30
         SECTION 2.8       Co-Borrower's Obligations.......................................................       30

ARTICLE III LETTERS OF CREDIT..............................................................................       30

         SECTION 3.1       Issuance of Letters of Credit...................................................       30
         SECTION 3.2       Procedure for Issuance of Letters of Credit.....................................       31
         SECTION 3.3       Participations and Payments in Respect of the Letters of Credit.................       32
         SECTION 3.4       Fees, Commissions and Other Charges.............................................       33
         SECTION 3.5       Reimbursement Obligation of the Borrower........................................       34
         SECTION 3.6       Obligations Absolute............................................................       34
         SECTION 3.7       Letter of Credit Payments.......................................................       35
         SECTION 3.8       Applications....................................................................       35

ARTICLE IV GENERAL PROVISIONS FOR LOANS....................................................................       35

         SECTION 4.1       Optional and Mandatory Prepayments..............................................       35
         SECTION 4.2       Conversion and Continuation Options.............................................       36
         SECTION 4.3       Minimum Amounts of Tranches.....................................................       37
         SECTION 4.4       Interest Rates and Payment Dates................................................       37
         SECTION 4.5       Computation of Interest and Fees................................................       38
         SECTION 4.6       Inability to Determine Interest Rate............................................       38
         SECTION 4.7       Pro Rata Treatment and Payments.................................................       39
         SECTION 4.8       Illegality......................................................................       40
         SECTION 4.9       Requirements of Law.............................................................       40
         SECTION 4.10      Taxes...........................................................................       41
         SECTION 4.11      Indemnity.......................................................................       43
         SECTION 4.12      Lenders Obligation to Mitigate..................................................       43
         SECTION 4.13      Acquisition; Disposition; Redesignation.........................................       44
         SECTION 4.14      Redesignated Senior Indebtedness................................................       44

ARTICLE V REPRESENTATIONS AND WARRANTIES...................................................................       44

         SECTION 5.1       Financial Condition.............................................................       44
         SECTION 5.2       No Change.......................................................................       45
         SECTION 5.3       Existence; Compliance with Law..................................................       45
         SECTION 5.4       Power; Authorization; Enforceable Obligations...................................       45
         SECTION 5.5       No Legal Bar....................................................................       46
         SECTION 5.6       No Material Litigation..........................................................       46

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

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
         SECTION 5.7       No Default......................................................................       46
         SECTION 5.8       Ownership of Property; Liens....................................................       46
         SECTION 5.9       Intellectual Property...........................................................       47
         SECTION 5.10      Taxes...........................................................................       47
         SECTION 5.11      Federal Regulations.............................................................       47
         SECTION 5.12      ERISA...........................................................................       47
         SECTION 5.13      Investment Company Act; Other Regulations.......................................       47
         SECTION 5.14      Subsidiaries....................................................................       47
         SECTION 5.15      Purpose of Loans, Letters of Credit.............................................       47
         SECTION 5.16      Environmental Matters...........................................................       48
         SECTION 5.17      Accuracy and Completeness of Information........................................       49
         SECTION 5.18      Security Documents..............................................................       50
         SECTION 5.19      Partnership Agreement...........................................................       50
         SECTION 5.20      Senior Debt.....................................................................       50

ARTICLE VI CONDITIONS PRECEDENT............................................................................       50

         SECTION 6.1       Conditions to Initial Extensions of Revolving Credit............................       50
         SECTION 6.2       Conditions to Each Extension of Revolving Credit................................       53
         SECTION 6.3       Conditions Precedent to Making the Additional Term Loans........................       53

ARTICLE VII AFFIRMATIVE COVENANTS..........................................................................       54

         SECTION 7.1       Financial Statements............................................................       55
         SECTION 7.2       Certificates; Other Information.................................................       56
         SECTION 7.3       Payment of Obligations..........................................................       57
         SECTION 7.4       Conduct of Business and Maintenance of Existence................................       57
         SECTION 7.5       Maintenance of Property; Insurance..............................................       57
         SECTION 7.6       Inspection of Property; Books and Records; Discussions..........................       57
         SECTION 7.7       Notices.........................................................................       58
         SECTION 7.8       Environmental Laws..............................................................       58
         SECTION 7.9       Maintenance of Liens of the Security Documents..................................       59
         SECTION 7.10      Pledge of After-Acquired Property...............................................       59
         SECTION 7.11      Agreements Respecting Unrestricted Subsidiaries.................................       60
         SECTION 7.12      Amendments to Partnership Agreement.............................................       60

ARTICLE VIII NEGATIVE COVENANTS............................................................................       60

         SECTION 8.1       Financial Condition Covenants...................................................       61
         SECTION 8.2       Limitation on Indebtedness......................................................       61
         SECTION 8.3       Limitation on Liens.............................................................       61
         SECTION 8.4       Limitation on Guarantee Obligations.............................................       63
         SECTION 8.5       Limitations on Fundamental Changes..............................................       64
         SECTION 8.6       Limitation on Sale of Assets....................................................       64
         SECTION 8.7       Limitation on Dividends.........................................................       65
         SECTION 8.8       Limitation on Investments, Loans and Advances...................................       66
         SECTION 8.9       Limitation on Optional Payments and Modifications of Debt
                           Instruments and Other Agreements ...............................................       67
         SECTION 8.10      Limitation on Transactions with Affiliates......................................       67
         SECTION 8.11      Limitation on Sales and Leasebacks..............................................       68
         SECTION 8.12      Limitation on Changes in Fiscal Year............................................       68
         SECTION 8.13      Limitation on Lines of Business.................................................       68

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

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
         SECTION 8.14      Corporate Documents.............................................................       68
         SECTION 8.15      Compliance with ERISA...........................................................       68
         SECTION 8.16      Limitation on Restrictions Affecting Subsidiaries...............................       68
         SECTION 8.17      Creation of Restricted Subsidiaries.............................................       69
         SECTION 8.18      Hazardous Materials.............................................................       69
         SECTION 8.19      Actions by Joint Ventures.......................................................       69
         SECTION 8.20      Hedging Transactions............................................................       69

ARTICLE IX EVENTS OF DEFAULT...............................................................................       70

ARTICLE X THE ADMINISTRATIVE AGENT.........................................................................       73

         SECTION 10.1      Appointment.....................................................................       73
         SECTION 10.2      Delegation of Duties............................................................       73
         SECTION 10.3      Exculpatory Provisions..........................................................       73
         SECTION 10.4      Reliance by Administrative Agent................................................       74
         SECTION 10.5      Notice of Default...............................................................       74
         SECTION 10.6      Non-Reliance on Administrative Agent and Other Lenders..........................       74
         SECTION 10.7      Indemnification.................................................................       75
         SECTION 10.8      Administrative Agent in Its Individual Capacity.................................       75
         SECTION 10.9      Successor Administrative Agent..................................................       76
         SECTION 10.10     Other Agents....................................................................       76

ARTICLE XI MISCELLANEOUS...................................................................................       76

         SECTION 11.1      Amendments and Waivers..........................................................       76
         SECTION 11.2      Notices.........................................................................       77
         SECTION 11.3      No Waiver; Cumulative Remedies..................................................       78
         SECTION 11.4      Survival of Representations and Warranties......................................       78
         SECTION 11.5      Payment of Expenses and Taxes...................................................       78
         SECTION 11.6      Successors and Assigns; Participations; Purchasing Lenders......................       79
         SECTION 11.7      Adjustments; Set-off............................................................       82
         SECTION 11.8      Counterparts....................................................................       83
         SECTION 11.9      Severability....................................................................       83
         SECTION 11.10     Integration.....................................................................       83
         SECTION 11.11     Usury Savings Clause............................................................       83
         SECTION 11.12     Governing Law...................................................................       84
         SECTION 11.13     Submission To Jurisdiction; Waivers.............................................       84
         SECTION 11.14     Acknowledgements................................................................       85
         SECTION 11.15     Confidentiality.................................................................       85
         SECTION 11.16     Waivers of Jury Trial...........................................................       86
         SECTION 11.17     Acknowledgement Of No Claims, Offsets Or Defenses; Release By The Loan Parties..       86
         SECTION 11.18     Releases........................................................................       86
         SECTION 11.19     Intercreditor Agreement.........................................................       88
         SECTION 11.20     Term Loan Addendums.............................................................       88
         SECTION 11.21     Term Loan Amendments............................................................       88
         SECTION 11.22     Certain Permitted Transactions..................................................       88
         SECTION 11.23     Non-Recourse to General Partner.................................................       89
         SECTION 11.24     Revolving Credit Commitments under the Existing Credit Agreement................       89

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

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
ARTICLE XII THE COLLATERAL AGENT...........................................................................       89

         SECTION 12.1      Appointment.....................................................................       89
         SECTION 12.2      Delegation of Duties............................................................       90
         SECTION 12.3      Exculpatory Provisions..........................................................       90
         SECTION 12.4      Reliance by Collateral Agent....................................................       90
         SECTION 12.5      Notice of Default...............................................................       91
         SECTION 12.6      Indemnification.................................................................       91
         SECTION 12.7      Successor Collateral Agent......................................................       91
         SECTION 12.8      Amendment.......................................................................       91

SCHEDULES

         Schedule I            Lenders, Commitments, Revolving Credit Commitment
                               Percentages and Term Loan Percentages
         Annex I               Schedule of Applicable Margins
         Schedule 5.1          Guarantee Obligations, Contingent Liabilities and
                               Dispositions
         Schedule 5.6          Litigation
         Schedule 5.14         Subsidiaries and Joint Ventures
         Schedule 5.16         Environmental Matters

EXHIBITS

         Exhibit A-1           Form of Revolving Credit Note
         Exhibit A-2           Form of Initial Term Loan Note
         Exhibit A-3           Form of Additional Term Loan Note
         Exhibit B             Form of Term Loan Addendum
         Exhibit C             Form of Guarantees and Security Documents
                               Confirmation
         Exhibit D             Form of Borrower Pledge Agreement
         Exhibit E             Form of Borrower Security Agreement
         Exhibit F             Form of Subsidiaries Guarantee
         Exhibit G             Form of Subsidiary Pledge Agreement
         Exhibit H             Form of Subsidiary Security Agreement
         Exhibit I             Form of Borrowing Certificate
         Exhibit J             Form of Assignment and Acceptance

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         This SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 23, 1995, as amended and restated through September 26, 2003, is among GULFTERRA ENERGY PARTNERS, L.P., a Delaware limited partnership, GULFTERRA ENERGY FINANCE CORPORATION, a Delaware corporation, the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), FORTIS CAPITAL CORP., as syndication agent for the Lenders hereunder (in such capacity, the "Syndication Agent"), CREDIT LYONNAIS NEW YORK BRANCH, BNP PARIBAS and WACHOVIA BANK, NATIONAL ASSOCIATION, as co-documentation agents for the Lenders hereunder (in such capacity, the "Co-Documentation Agents"), and JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

         WHEREAS, the Borrower, the Co-Borrower, certain of the Lenders and the Administrative Agent are parties to the Sixth Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through October 10, 2002, as amended by that certain First Amendment to Sixth Amended and Restated Credit Agreement dated as of November 21, 2002, and as further amended by that certain Second Amendment to Sixth Amended and Restated Credit Agreement dated as of June 13, 2003 (and as further amended prior to the date hereof, the "Existing Credit Agreement");

         WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended and restated to amend certain covenants, to extend the maturity date and otherwise to amend the Existing Credit Agreement and restate it in its entirety as more fully set forth herein;

         WHEREAS, the Lenders, the Administrative Agent, the Co-Syndication Agents and the Co-Documentation Agents are willing so to amend and restate the Existing Credit Agreement, but only on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree that on the Restatement Closing Date (as hereinafter defined) the Existing Credit Agreement shall be amended and restated in its entirety as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

         "Acquired Business": as defined in Section 8.8(e).

         "Additional Term Loans": as defined in Section 2.1(c).

         "Additional Term Loan Commitment": as to any Additional Term Loan Lender, the obligation of such Term Loan Lender to make Additional Term Loans of any series hereunder in an aggregate principal amount not to exceed the amount set forth in any Term Loan Addendum pursuant to which such Additional Term Loan Lender agrees to make Additional Term Loans of

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
such series as a party hereto or in any assignment and acceptance, as such amount shall be reduced in accordance with the provisions of this Agreement.

         "Additional Term Loan Commitment Percentage": as to any Additional Term Loan Lender at any time, a percentage, the numerator of which is such Lender's Additional Term Loan Commitment with respect to a particular series of Additional Term Loans and the denominator of which is the aggregate Additional Term Loan Commitments for such series of Additional Term Loans.

         "Additional Term Loan Lenders": any Lender having an Additional Term Loan or, on or prior to the Additional Term Loan Closing Date, an Additional Term Loan Commitment outstanding hereunder.

         "Additional Term Loan Closing Date": as to each series of Additional Term Loans created hereunder, the closing date set forth in the Term Loan Addendum creating such Additional Term Loans.

         "Additional Term Loan Maturity Date": as to each series of Additional Term Loans created hereunder, the maturity date set forth in the Term Loan Addendum creating such Additional Term Loans.

         "Additional Term Loan Note": as defined in Section 2.2(e).

         "Administrative Agent": as defined in the introductory paragraph of this Agreement.

         "Administrative Questionnaire": an Administrative Questionnaire in a form supplied by the Administrative Agent.

         "Affiliate": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors (or similar authority) of such Person or (ii) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise; provided, that any third Person which also beneficially owns 10% or more of the securities having ordinary voting power for the election of directors (or similar authority) of a Joint Venture or Subsidiary shall not be deemed to be an Affiliate of the Borrower and its Subsidiaries or Joint Ventures merely because of such common ownership.

         "Aggregate Outstanding Revolving Credit Extensions of Credit": as to any Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding and (b) such Lender's Commitment Percentage of the L/C Obligations then outstanding.

         "Agreement": the Existing Credit Agreement, as amended and restated by this Agreement, as further amended, supplemented or otherwise modified from time to time.

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

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         "Alternate Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City (each change in the Prime Rate to be effective on the date such change is publicly announced); and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "Alternate Base Rate Loans": Loans the rate of interest applicable to which is based upon the Alternate Base Rate.

         "Applicable Lender": with respect to any borrowing of Revolving Credit Loans, each Revolving Credit Lender; with respect to any borrowing of Initial Term Loans, each Initial Term Loan Lender and with respect to any borrowing of Additional Term Loans of any series, each Additional Term Loan Lender with respect to such series.

         "Applicable Margin": on any day and with respect to any (a) Initial Term Loans that are Alternate Base Rate Loans, 2.25% per annum and for any Initial Term Loans that are Eurodollar Loans, 3.50% per annum, subject in each case to adjustment pursuant to the terms of Section 4.4(e), (b) series of Additional Term Loans, the "Applicable Margin" set forth in the Term Loan Addendum establishing such series of Additional Term Loans and (c) Type of Revolving Credit Loan and the Commitment Fee payable pursuant to Section 2.5, the rate per annum specified in Annex I attached hereto, which rate is based on the ratio of Consolidated Total Indebtedness of the Borrower at such time to Consolidated EBITDA for the most recently ended Calculation Period (the "Leverage Ratio") and the ratings by Standard & Poor's Ratings Services (or any successor statistical rating organization) ("S&P"), or Moody's Investors Service, Inc. (or any successor statistical rating organization) ("Moody's") of the senior, long-term unsecured debt of the Borrower in effect at the time of such determination. The Applicable Margin for any Revolving Credit Loan and the Commitment Fee for any date shall be determined by reference to the Leverage Ratio as of the last day of the fiscal quarter most recently ended as of such date and for the Calculation Period ended on such last day, and any change (i) shall become effective upon the delivery to the Administrative Agent of a certificate of a Responsible Officer of the Borrower (which certificate may be delivered prior to delivery of the relevant financial statements or may be incorporated in the certificate delivered pursuant to subsection 7.2(b)) with

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
respect to the financial statements to be delivered pursuant to Section 7.1 for the most recently ended fiscal quarter (x) setting forth in reasonable detail the calculation of the Leverage Ratio at the end of such fiscal quarter and (y) stating that the signer has reviewed the terms of this Agreement and other Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of the Borrower and the Restricted Subsidiaries during the accounting period, and that the signer does not have knowledge of the existence as at the date of such officers' certificate of any Event of Default or Default, and (ii) shall apply (A) in the case of the Revolving Credit Loans bearing interest based upon the Alternate Base Rate, to such Alternate Base Rate Loans outstanding on such delivery date or made on and after such delivery date and (B) in the case of the Revolving Credit Loans bearing interest based upon the Eurodollar Rate, to such Eurodollar Loans made on and after such delivery date. It is understood that the foregoing certificate of a Responsible Officer shall be permitted to be delivered prior to, but in no event later than, the time of the actual delivery of the financial statements required to be delivered pursuant to Section 7.1. Notwithstanding the foregoing, at any time during which the Borrower has failed to deliver the certificate referred to above in this definition as required under subsection 7.2(b) with respect to a fiscal quarter following the date the delivery thereof is due, the Leverage Ratio shall be deemed, solely for the purposes of this definition, to be greater than 5.0 to 1.0 until such time as Borrower shall deliver such compliance certificate.

         "Applicable Percentage": as to any Revolving Credit Lender, such Lender's Revolving Credit Commitment Percentage and as to any Term Loan Lender, its Term Loan Percentage.

         "Application": an application, in such form as the Issuing Bank may specify, requesting the Issuing Bank to issue a Letter of Credit.

         "Approved Fund": any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         "Arizona Storage": Arizona Gas Storage, L.L.C., a Delaware limited liability company.

         "Atlantis": Atlantis Offshore, L.L.C., a Delaware limited liability company.

         "Available Revolving Credit Commitment": as to any Revolving Credit Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Lender's Revolving Credit Commitment over (b) such Lender's Aggregate Outstanding Revolving Credit Extensions of Credit.

         "Borrower": GulfTerra Energy Partners, L.P., a Delaware limited partnership (formerly known as El Paso Energy Partners, L.P.).

         "Borrower Pledge Agreement": the Amended and Restated Borrower Pledge and Security Agreement made by the Borrower in favor of the Collateral Agent for the benefit of the Lenders and the Marco Polo Lenders, substantially in the form of Exhibit D hereto, as the same may be amended, supplemented or otherwise modified from time to time.

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

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         "Borrower Security Agreement": the Amended and Restated Borrower
Security Agreement made by the Borrower in favor of the Collateral Agent for the benefit of the Lenders and the Marco Polo Lenders, substantially in the form of Exhibit E hereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "Borrowing Date": any Business Day specified in a notice pursuant to
Section 2.3 or 3.2 as a date on which the Borrower requests the Revolving Credit Lenders to make Revolving Credit Loans, the Additional Term Loan Lenders of any series to make Additional Term Loans or the Issuing Bank to issue a Letter of Credit hereunder.

         "Business":  as defined in Section 5.16(b).

         "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

         "Calculation Period": each period of four consecutive fiscal quarters of the Borrower.

         "Cameron Highway": Cameron Highway Oil Pipeline Company, a Delaware general partnership that owns or will own the Cameron Highway Oil Pipeline.

         "Cameron Highway GP": Cameron Highway Pipeline GP, L.L.C., a Delaware limited liability company.

         "Cameron Highway I": Cameron Highway Pipeline I, L.P., a Delaware limited partnership.

         "Cameron Highway Financing": the loans made to Cameron Highway under the Cameron Highway Financing Documents to finance the construction and operation of the Cameron Highway Oil Pipeline.

         "Cameron Highway Financing Documents": means (a) the Credit Agreement, dated as of July 10, 2003, among Cameron Highway, as borrower, the lenders party thereto, JPMorgan, as administrative agent, and the other agents and parties thereto, (b) the Common Agreement, dated as of July 10, 2003, among Cameron Highway Oil Pipeline Company, as borrower, the lenders party thereto, JPMorgan, as administrative agent for the lenders, and the other parties from time to time party thereto, (c) the Note Purchase Agreement, dated as of July 10, 2003, among Cameron Highway, as borrower, the initial noteholders party thereto, and JPMorgan, as initial noteholder agent, (d) the Security and Intercreditor Agreement and Guarantee, dated as of July 10, 2003, among Cameron Highway, as borrower and grantor, the pledgors party thereto, JPMorgan, as administrative agent, and each of the other designated facility agents from time to time party thereto, (e) the Sponsor Agreement, dated as of July 10, 2003, made by the Partnership to JPMorgan, as collateral agent for the secured parties, administrative agent for the lenders, and initial noteholder agent for the noteholders, and (e) all other financing documents and credit arrangements entered into for the construction of the Cameron Highway Oil Pipeline, as each of (a) - (e) is amended, restated, renewed, replaced or otherwise modified from time to time.

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         "Cameron Highway Oil Pipeline": an oil pipeline system transporting oil from a platform located in Ship Shoal Block 332 in the Gulf of Mexico to multiple delivery points in Texas City, Texas and Port Arthur, Texas.

         "Capital Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

         "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing. In addition, with respect to the Borrower, "Capital Stock" shall include the Units and the General Partnership Interest.

         "Cash Equivalents": (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's; (c) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's; (d) certificates of deposit or banker's acceptances maturing within one year from the date of acquisition thereof issued by (i) any Lender, (ii) any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $250,000,000 or (iii) any bank which has a short-term commercial paper rating meeting the requirements of clause (c) above (any such Lender or bank, a "Qualifying Lender"); (e) eurodollar time deposits having a maturity of less than one year purchased directly from any Lender (whether such deposit is with such Lender or any other Lender hereunder) or issued by any Qualifying Lender; and (f) repurchase agreements and reverse repurchase agreements with a term of not more than 14 days with any Qualifying Lender relating to marketable direct obligations issued or unconditionally guaranteed by the United States.

         "Change of Control": the occurrence of any of the following:

                  (a) the sale, transfer, lease, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Partnership and its Restricted Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) other than the El Paso Group;

                  (b) the adoption of a plan relating to the liquidation or dissolution of the Partnership or the General Partner; or

                  (c) such time as the El Paso Group ceases to own, directly or indirectly, at least 70% of the general partner interests of the Partnership.

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Notwithstanding the foregoing, neither (i) a conversion of the Partnership from a limited partnership to a corporation, limited liability company or other form of entity or an exchange of all of the outstanding limited partnership interests for capital stock in a corporation, for member interests in a limited liability company or for Equity Interests in such other form of entity shall not constitute a Change of Control, so long as following such conversion or exchange the El Paso Group beneficially owns, directly or indirectly, in the aggregate more than 50% of the Capital Voting Stock of such entity, or continues to own a sufficient number of the outstanding shares of Capital Voting Stock of such entity to elect a majority of its directors, managers, trustees or other persons serving in a similar capacity for such entity nor (ii) consummation of the i-share Transactions shall constitute a Change of Control.

         "Co-Borrower": GulfTerra Energy Finance Corporation, a Delaware corporation (formerly known as El Paso Energy Partners Finance Corporation).

         "Co-Documentation Agents": as defined in the preamble to this Agreement.

         "Code": the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral": the "Collateral" as defined in the several Security Documents.

         "Collateral Agent": JPMorgan, in its capacity as Collateral Agent as appointed by the Lenders, and its successors and assigns.

         "Commitment Fee": the commitment fee payable pursuant to Section 2.5.

         "Common Unit": a partnership interest of a limited partner of the Borrower representing a fractional part of the partnership interests of all limited partners of the Borrower and having the rights and obligations specified with respect to Series A Common Units in the Partnership Agreement.

         "Consolidated EBITDA": for any period and in accordance with Section 4.13, the Consolidated Net Income ((a) including earnings and losses from discontinued operations, except to the extent that any such losses represent reserves for losses attributable to the planned disposition of material assets,
(b) excluding extraordinary gains, and gains and losses arising from the sale of material assets, and (c) including other non-recurring losses) for such period, plus (i) the aggregate amount of cash distributions received by the Borrower and its consolidated Subsidiaries (excluding Unrestricted Subsidiaries and Joint Ventures) from Unrestricted Subsidiaries and Joint Ventures (other than cash proceeds funded from the refinancing of the original capital investment by the Borrower and its Subsidiaries in Unrestricted Subsidiaries and Joint Ventures), and (ii) to the extent reflected as a charge in the statement of Consolidated Net Income for such period, the sum of (A) interest expense, amortization of debt discount and debt issuance costs (including the write-off of such costs in connection with prepayments of debt) and commissions, discounts and other fees and charges associated with standby letters of credit, (B) taxes measured by income accrued as an expense during such period, (C) depreciation, depletion, and amortization expense, and (D) non-cash compensation expense resulting from the accounting treatment applied, in accordance with GAAP, to management's equity interest minus the equity of the Borrower and its consolidated Subsidiaries (excluding Unrestricted Subsidiaries and Joint Ventures) in the earnings of Unrestricted Subsidiaries and Joint Ventures.

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         "Consolidated Interest Expense": for any period, and in accordance with
Section 4.13, total cash interest expense (including that attributable to Capital Leases) of the Borrower and its Subsidiaries (excluding Unrestricted Subsidiaries and Joint Ventures) for such period with respect to all outstanding Indebtedness of the Borrower and such Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP).

         "Consolidated Net Income": for any period, and in accordance with
Section 4.13, the net income or net loss of the Borrower and its consolidated Subsidiaries (excluding Unrestricted Subsidiaries and Joint Ventures) for such period determined in accordance with GAAP on a consolidated basis.

         "Consolidated Net Worth": as of the date of determination, all items which in conformity with GAAP would be included under shareholders' equity on a consolidated balance sheet of the Borrower and its consolidated Subsidiaries (excluding Unrestricted Subsidiaries) at such date.

         "Consolidated Tangible Net Worth": as of the date of determination and in accordance with Section 4.13, Consolidated Net Worth after deducting therefrom the following:

                  (a) goodwill, including any amounts (however designated on the balance sheet) representing the cost of acquisitions of Subsidiaries in excess of underlying tangible assets;

                  (b)      patents, trademarks, copyrights;

                  (c) leasehold improvements not recoverable at the expiration of a lease; and

                  (d) deferred charges (including unamortized debt discount and expense, organization expenses and experimental and development expenses, but excluding prepaid expenses).

         "Consolidated Total Indebtedness": at any time and in accordance with
Section 4.13, all Indebtedness of the Borrower and its consolidated Subsidiaries (excluding Unrestricted Subsidiaries) at such time.

         "Consolidated Total Senior Indebtedness": at any time and in accordance with Section 4.13, Consolidated Total Indebtedness less the aggregate outstanding principal amount of any Indebtedness that is expressly subordinate in right of payment to the Loans, including the Senior Subordinated Notes, at such time; provided that any such express right of payment subordination provisions relating to such Indebtedness have a substantially similar effect as the right of payment subordination provisions contained in the Senior Subordinated Note Indentures.

         "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         "Copper Eagle": Copper Eagle Gas Storage, L.L.C., a Delaware limited liability company.

         "Crystal Holding": Crystal Holding, L.L.C., a Delaware limited liability company.

         "Default": any of the events specified in Article IX, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "Dollars" and "$": dollars in lawful currency of the United States of America.

         "El Paso": El Paso Corporation, a Delaware corporation.

         "El Paso Group": collectively, (a) El Paso, and (b) each Person which is a direct or indirect Subsidiary of El Paso, including, GTM Energy Company and GTM Management.

         "Environmental Laws": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, as now or may at any time hereafter be in effect.

         "EPEPC Guarantee": the Amended and Restated EPEPC Guarantee dated October 10, 2002 made by El Paso Energy Partners Company, L.L.C. in favor of the Administrative Agent for the benefit of the Lenders and the Marco Polo Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

         "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA Affiliate": any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and
Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

         "ERISA Event": (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

         "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate appearing on page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 A.M., London time, two Working Days prior to the beginning of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "Eurodollar Base Rate" with respect to such Eurodollar Loans for such Interest Period shall be the rate at which dollar deposits of a comparable amount to such Eurodollar Loans and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 A.M., London time, two Working Days prior to the commencement of such Interest Period.

         "Eurodollar Loans": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

         "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                              Eurodollar Base Rate
                              --------------------
                    1.00 - Eurocurrency Reserve Requirements

         "Event of Default": any of the events specified in Article IX, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "Excluded Taxes": with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 4.10(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 4.10(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 4.10(a).

         "Existing Credit Agreement": as defined in the recitals hereto.

         "Expiry Date": with respect to any Letter of Credit at any time, the then stated expiration date of such Letter of Credit as set forth in such Letter of Credit.

         "FERC": the Federal Energy Regulatory Commission and any successor thereto.

         "First Reserve": First Reserve Gas, L.L.C., a Delaware limited liability company.

         "Flextrend": Flextrend Development Company, L.L.C., a Delaware limited liability company.

         "Foreign Lender": any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "GAAP": generally accepted accounting principles in the United States of America in effect from time to time.

         "Gateway": Deepwater Gateway L.L.C., a Delaware limited liability company and a Joint Venture created by the Borrower and Cal Dive International, Inc. to initially develop and construct the Marco Polo Platform by, among other things, building and constructing platforms located in, and providing related services with respect to, the Marco Polo Field.

         "General Partner": GulfTerra Energy Company, L.L.C., in its capacity as the general partner of the Borrower, or any other Person acting as general partner of the Borrower.

         "General Partner Guarantee": the General Partner Guarantee dated May 5, 2003 made by the General Partner in favor of the Administrative Agent, the Lenders and the Marco Polo Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

         "General Partnership Interest": all general partnership interests in the Borrower.

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         "General Partner Security Agreement (G&A Agreement)": the General Partner Security Agreement (G&A Agreement) dated as of May 5, 2003, by the General Partner in favor of the Collateral Agent for the ratable benefit of the Administrative Agent, the Lenders and the Marco Polo Lenders, as the same may be amended, supplemented or otherwise modified from time to time, which document replaced the Amended and Restated EPEPC Security Agreement (G&A Agreement) dated as of October 10, 2002, by El Paso Energy Partners Company, L.L.C, the former general partner of the Borrower.

         "Governmental Approval": any authorization, consent, approval, license, lease, ruling, permit, tariff, rate, certification, exemption, filing, variance, claim, order, judgment, decree, publication, notice to, declaration of or with or registration by or with any Governmental Authority.

         "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "GTM Alabama": GulfTerra Alabama Intrastate, L.L.C., a Delaware limited liability company.

         "GTM Arizona": GulfTerra Arizona Gas, L.L.C., a Delaware limited liability company (formerly known as EPN Arizona Gas, L.L.C.).

         "GTM Energy Company": GulfTerra Energy Company, L.L.C., a Delaware limited liability company.

         "GTM Field Services": GulfTerra Field Services, L.L.C., a Delaware limited liability company.

         "GTM GC": GulfTerra GC, L.P., a Delaware limited partnership.

         "GTM Holding I": GulfTerra Holding I, L.L.C., a Delaware limited liability company (formerly known as EPN GP Holding I, L.L.C.).

         "GTM Holding II": GulfTerra Holding II, L.L.C., a Delaware limited liability company (formerly known as EPN GP Holding, L.L.C.).

         "GTM Holding III": GulfTerra Holding III, L.L.C., a Delaware limited liability company (formerly known as EPN Pipeline GP Holding, L.L.C.).

         "GTM Holding IV": GulfTerra Holding IV, L.P., a Delaware limited partnership (formerly known as EPN Holding Company I, L.P.).

         "GTM Holding V": GulfTerra Holding V, L.P., a Delaware limited partnership (formerly known as EPN Holding Company, L.P.).

         "GTM Intrastate": GulfTerra Intrastate, L.P., a Delaware limited partnership (formerly known as El Paso Energy Intrastate, L.P.).

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         "GTM Management": GulfTerra Management, L.L.C., a Delaware limited liability company (formerly known as El Paso Energy Partners Management, L.L.C.).

         "GTM Management Registration Statements": the Forms S-1 and S-3 (registration numbers 333-97963 and 333-97963-01, respectively) jointly filed with the Securities and Exchange Commission by GulfTerra Management and the Borrower, respectively, as such registration statements are amended and supplemented from time to time.

         "GTM NGL Storage": GulfTerra NGL Storage, L.L.C., a Delaware limited liability company (formerly known as EPN NGL Storage, L.L.C.).

         "GTM Oil Transport" GulfTerra Oil Transport, L.L.C., a Delaware limited liability company (formerly known as El Paso Energy Partners Oil Transport, L.L.C.).

         "GTM Operating Company": GulfTerra Operating Company, L.L.C., a Delaware limited liability company (formerly known as El Paso Energy Partners Operating Company, L.L.C.).

         "GTM South Texas": GulfTerra South Texas, L.P., a Delaware limited partnership.

         "GTM Texas Pipeline": GulfTerra Texas Pipeline, L.P., a Delaware limited partnership (formerly known as EPGT Texas Pipeline, L.P.).

         "Guarantees": means the EPEPC Guarantee, the General Partner Guarantee, and the Subsidiaries Guarantee.

         "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or
(B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (A) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (B) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

         "Hattiesburg Sales": Hattiesburg Industrial Gas Sales, L.L.C., a Delaware limited liability company.

         "Hattiesburg Storage": Hattiesburg Gas Storage Company, a Delaware general partnership.

         "Hazardous Materials": any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances, petroleum products (including crude oil or any fraction thereof), defined or regulated as such in or under any Environmental Law.

         "Hedge Agreements": all interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

         "High Island": High Island Offshore System, L.L.C., a Delaware limited liability company.

         "Indebtedness": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices and which in any event are no more than 120 days past due or, if more than 120 days past due, are being contested in good faith and adequate reserves with respect thereto have been made on the books, of such Person), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all Guarantee Obligations of such Person with respect to the Indebtedness of others, (d) all obligations of such Person under Capital Leases, (e) all obligations of such Person in respect of outstanding letters of credit (other than commercial letters of credit with an initial maturity date of less than 90 days), acceptances and similar obligations issued or created for the account of such Person, (f) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof and (g) for purposes of the covenants set forth in Section 8.1, the net obligations of such Person under Hedge Agreements.

         "Indemnified Taxes": Taxes other than Excluded Taxes.

         "Initial Term Loan Date": October 10, 2002.

         "Initial Term Loan Lenders": any Lender having an Initial Term Loan outstanding hereunder.

         "Initial Term Loan Maturity Date": October 10, 2007.

         "Initial Term Loan Note": as defined in Section 2.2(e).

         "Initial Term Loans": as defined in Section 2.1(b).

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         "Intercreditor Agreement": the Amended and Restated Intercreditor Agreement dated as of the Restatement Closing Date, by and among the Administrative Agent, for the benefit of the Lenders, the administrative agent for the lenders in connection with the Marco Polo Financing Documents, for the benefit of the lenders thereunder, and the Collateral Agent and acknowledged by the Borrower, as such agreement may be amended, modified, or supplemented from time to time.

         "Interest Payment Date": (a) as to any Alternate Base Rate Loan, the last day of each March, June, September and December, commencing September 30, 2003, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

         "Interest Period": with respect to any Eurodollar Loan:

                  (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending (i) one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto, or (ii) if available from the applicable Lenders, a period that is not less than 7 days nor longer than 12 months; and

                  (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending (i) one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Working Days prior to the last day of the then current Interest Period with respect thereto, or (ii) if available from the applicable Lenders, a period that is not less than 7 days nor longer than 12 months;

provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (1) if any Interest Period pertaining to a Eurodollar Loan would otherwise end on a day that is not a Working Day, such Interest Period shall be extended to the next succeeding Working Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Working Day;

                  (2) any Interest Period that would otherwise extend beyond the Revolving Credit Termination Date or the Term Loan Maturity Date, as applicable, shall end on the Revolving Credit Termination Date or the Term Loan Maturity Date, as applicable;

                  (3) any Interest Period pertaining to a Eurodollar Loan that begins on the last Working Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Working Day of a calendar month; and

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (4) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

         "i-share Transactions": as defined in Section 11.22.

         "Issuing Bank": JPMorgan, in its capacity as issuer of any Letter of Credit.

         "Joint Venture": any Person in which the Borrower and/or its Subsidiaries hold more than 5% but less than a majority of the equity interests, and which does not constitute a Subsidiary of the Borrower, whether direct or indirect; provided that Atlantis, Cameron Highway, Copper Eagle, Gateway and Poseidon and their respective Subsidiaries shall be deemed a Joint Venture for purpose of the Loan Documents unless any such Person becomes a Subsidiary in accordance with the definition thereof and the Borrower designates such Person as a Subsidiary.

         "Joint Venture Charter": with respect to each Joint Venture, the partnership agreement, certificate of incorporation, by-laws, limited liability company agreement or other constitutive documents of such Joint Venture, as each of the same may be further amended, supplemented or otherwise modified in accordance with this Agreement.

         "JPMorgan": JPMorgan Chase Bank, a New York banking corporation.

         "L/C Commitment Amount": $50,000,000.

         "L/C Commitment Percentage": as to any L/C Participant at any time, the percentage determined under paragraph (a) of the definition of "Revolving Credit Commitment Percentage" in this Section 1.1.

         "L/C Obligations": at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the Letters of Credit and (b) the aggregate amount of drawings under the Letters of Credit which have not then been reimbursed pursuant to subsection 3.5(a).

         "L/C Participants": the collective reference to all Lenders with Revolving Credit Commitments (other than the Issuing Bank).

         "Lenders": as defined in the preamble to this Agreement.

         "Letters of Credit": as defined in subsection 3.1(a).

         "Leverage Ratio": as defined in the definition of "Applicable Margin".

         "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority, preferential arrangement or other security agreement of any kind or nature whatsoever (including, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         "Loan": a Revolving Credit Loan or a Term Loan and "Loans" shall mean collectively the Revolving Credit Loans or the Term Loans or one or more of them.

         "Loan Documents": this Agreement, the Notes, the Guarantees, the Security Documents, any confirmation of such Guarantees and Security Documents, any Term Loan Addendum, the Intercreditor Agreement and the Applications.

         "Loan Parties": the Borrower, the Co-Borrower, the Subsidiary Guarantors and each other Affiliate of the Borrower that at the applicable time is party to a Loan Document.

         "Manta Ray": Manta Ray Gathering Company, L.L.C., a Delaware limited liability company.

         "Marco Polo Clawback": the "clawback" and similar obligations incurred by the Borrower and any Restricted Subsidiary under the Marco Polo Financing Documents in an aggregate amount not to exceed $22,500,000 at any one time outstanding.

         "Marco Polo Financing": the loans made to Gateway under the Marco Polo Financing Documents.

         "Marco Polo Financing Documents": (a) the Credit Agreement dated as of August 15, 2002, among Gateway, as borrower, JPMorgan Chase Bank, individually and as administrative agent, Wachovia Bank, National Association and Bank One, N.A., as syndication agents, Fortis Capital Corp. and BNP Paribas, as documentation agents, and the lenders party thereto, and (b) the other financing documents (as identified therein); in the case of (a) and (b) above, as amended, restated, renewed, replaced, supplemented or otherwise modified from time to time.

         "Marco Polo Field": the oil and gas property known as the "Marco Polo Field" located offshore Louisiana, in the Gulf of Mexico Outer Continental Shelf, including Green Canyon Blocks 474, 518-520, 562-564, 606-608, 652, and 830.

         "Marco Polo Lenders": shall have the same meaning as the defined term "Lenders" in the Marco Polo Financing Documents.

         "Marco Polo Platform": the Moses-type four-column tension leg platform floating hull facility, pipelines, processing facilities, and appurtenances in connection with the development of the Marco Polo Field constructed, installed and owned by Gateway.

         "Material Adverse Effect": a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of the Borrower and its Restricted Subsidiaries taken as a whole, (b) the ability of the Loan Parties, taken as a whole, to perform their collective obligations under this Agreement, any of the Notes or any of the other Loan Documents or (c) the rights of or benefits available to the Lenders, the Administrative Agent or the Collateral Agent under this Agreement, any of the Notes or any of the other Loan Documents.

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         "Material Environmental Amount": an amount payable by the Borrower and/or its Subsidiaries in excess of $35,000,000 for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof.

         "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

         "MIAGS": Matagorda Island Area Gathering System, a Texas joint venture.

         "Multiemployer Plan": a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Non-Putable Debt Securities": debt securities of any Loan Party (excluding any Guarantee Obligations with respect thereto), including the Senior Notes, other than Putable Debt Securities.

         "Non-Recourse Obligations": Indebtedness, Guarantee Obligations and other obligations of any type (a) as to which neither the Borrower nor any Restricted Subsidiary (i) is obligated to provide credit support in any form, or
(ii) is directly or indirectly liable, and (b) no default with respect to which (including any rights which the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any Indebtedness or Guarantee Obligation of the Borrower or any Restricted Subsidiary to declare a default on such Indebtedness or Guarantee Obligation of the Borrower or any Restricted Subsidiary or cause the payment of any such Indebtedness to be accelerated or payable prior to its stated maturity or cause any such Guarantee Obligation to become payable, in the case of (a) and (b) above, except for clawbacks and other Guarantee Obligations permitted under this Agreement.

         "Notes": the Revolving Credit Notes, the Initial Term Loan Notes and the Additional Term Loan Notes.

         "Obligations": the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and reimbursement obligations in respect of Letters of Credit and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent, the Collateral Agent or to any Lender (or, in the case of Hedge Agreements, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Hedge Agreement entered into with any Lender or any Affiliate of any Lender or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Administrative Agent, the Collateral Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise.

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         "Other Taxes": any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

         "Participants": as defined in subsection 11.6(b).

         "Partnership": GulfTerra Energy Partners, L.P., a Delaware limited partnership.

         "Partnership Agreement": the Second Amended and Restated Agreement of Limited Partnership of the Borrower among the partners of the Borrower effective as of August 31, 2000 and as in effect on the Restatement Closing Date, as amended, modified and supplemented from time to time in accordance with this Agreement.

         "PBGC": the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

         "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature (the term "Person" shall not be deemed to include, however, any joint tenancy or tenancy-in-common pursuant to which any property or assets may be owned in an undivided interest).

         "Petal": Petal Gas Storage, L.L.C., a Delaware limited liability company.

         "Petal Facilities" the salt-dome gas storage facilities located in Hattiesburg, Mississippi.

         "Petroleum": oil, gas and other liquid or gaseous hydrocarbons, including all liquefiable hydrocarbons and other products which may be extracted from gas and gas condensate by the processing thereof in a gas processing plant.

         "Plan": any employee benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or
Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Pledge Agreements": collectively, the Borrower Pledge Agreement, the Subsidiary Pledge Agreement and any other pledge agreement executed and delivered pursuant to Section 8.17.

         "Poseidon": Poseidon Oil Pipeline Company, L.L.C., a Delaware limited liability company.

         "Poseidon Holding": Poseidon Pipeline Company, L.L.C., a Delaware limited liability company.

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         "Preference Unit": a partnership interest in the Borrower representing a fractional part of the partnership interests of all limited partners of the Borrower and having the rights and obligations specified with respect to Preference Units in the Partnership Agreement.

         "Properties": the facilities and properties owned, leased or operated by the Borrower or any of its Restricted Subsidiaries or any Joint Venture.

         "Purchasing Lenders": as defined in subsection 11.6(c).

         "Putable Debt Securities": debt securities of any Loan Party (excluding any Guarantee Obligations with respect thereto) that provide rights of repurchase or redemption to the holders thereof upon a Change of Control similar to those provided to holders of the Senior Subordinated Notes upon a Change of Control. Putable Debt Securities include the Senior Subordinated Notes but do not include Indebtedness under this Agreement or the Senior Notes.

         "Redesignation": any designation of a Restricted Subsidiary as an Unrestricted Subsidiary in accordance with the penultimate sentence of the definition of "Unrestricted Subsidiary"; and any designation of an Unrestricted Subsidiary or a Joint Venture as a Restricted Subsidiary in accordance with the last sentence of the definition of "Restricted Subsidiary".

         "Regulation U": Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

         "Reimbursement Obligation": the obligation of the Borrower to reimburse the Issuing Bank pursuant to subsection 3.5(a) for amounts drawn under the Letters of Credit.

         "Related Parties": with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

         "Required Lenders": at any time, Lenders the Total Credit Percentages of which aggregate at least 51%.

         "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Responsible Officer": the Chief Executive Officer, the Chief Operating Officer, the President, the Chief Financial Officer, the Treasurer or any vice president of the Borrower.

         "Restatement Closing Date": the date on which the conditions set forth in Section 6.1 are first satisfied or waived, which shall occur on or prior to September 26, 2003.

         "Restricted Payment": as defined in Section 8.7.

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         "Restricted Subsidiary": any Subsidiary of the Borrower other than an Unrestricted Subsidiary. Subject to the right to redesignate certain Restricted Subsidiaries as Unrestricted Subsidiaries in accordance with the definition of "Unrestricted Subsidiary", all of the Subsidiaries of the Borrower as of the date hereof other than Arizona Storage, GTM Arizona and MIAGS are Restricted Subsidiaries. Notwithstanding the foregoing, any Subsidiary which guarantees the Senior Subordinated Notes or the Senior Notes shall be a Restricted Subsidiary. Any Subsidiary designated as an Unrestricted Subsidiary may be redesignated as a Restricted Subsidiary with the consent of the Required Lenders as long as, immediately after giving effect thereto, no Default or Event of Default has occurred and is continuing and the Borrower would be in pro forma compliance with the covenants set forth in Section 8.1 after giving effect thereto.

         "Revolving Credit Commitment": as to any Revolving Credit Lender, the obligation of such Revolving Credit Lender to make Revolving Credit Loans to and/or issue or participate in Letters of Credit issued on behalf of the Borrower hereunder in an aggregate principal and/or face amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender's name on Schedule I under the heading "Revolving Credit Commitment" or in any assignment and acceptance pursuant to which such Revolving Credit Lender becomes a party hereto, as such amount may be reduced from time to time in accordance with the provisions of this Agreement.

         "Revolving Credit Commitment Percentage": as to any Revolving Credit Lender at any time, with respect to any credit to be extended under, payment or prepayment to be made under, conversion or continuation under, participation in a Letter of Credit issued under, or other matter with respect to, the Revolving Credit Commitments, (a) a percentage, the numerator of which is such Lender's Revolving Credit Commitment and the denominator of which is the aggregate Revolving Credit Commitments then in effect or (b) if the Revolving Credit Commitments have been terminated, as to any Lender at any time, a percentage, the numerator of which is such Lender's Aggregate Outstanding Revolving Credit Extensions of Credit and the denominator of which is the Aggregate Outstanding Revolving Credit Extensions of Credit of all Lenders at such time.

         "Revolving Credit Commitment Period": the period from and including the Restatement Closing Date to but not including the Revolving Credit Termination Date or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein.

         "Revolving Credit Lender": any Lender having a Revolving Credit Commitment or any Aggregate Outstanding Revolving Credit Extensions of Credit hereunder.

         "Revolving Credit Loans": as defined in Section 2.1(a).

         "Revolving Credit Note": as defined in Section 2.2(e).

         "Revolving Credit Termination Date": the third anniversary of the Restatement Closing Date, as such termination date may from time to time be extended pursuant to Section 2.7, and any other date on which the Revolving Credit Commitments are terminated.

         "Security Agreements": collectively, the General Partner Security Agreement (G&A Agreement), the Borrower Security Agreement and the Subsidiary Security Agreement.

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         "Security Documents": collectively, the Pledge Agreements and the Security Agreements.

         "Senior Note Indentures": (a) the Indenture dated July 3, 2003 among the Borrower, the Co-Borrower and certain of their respective Subsidiaries pursuant to which the 6-1/4% Senior Notes due 2010 were issued and (b) any other Indenture pursuant to which Senior Notes are issued, each together with all instruments and other agreements entered into by the Borrower, the Co-Borrower or such Subsidiaries in connection therewith, as each may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

         "Senior Notes": collectively (a) the 6-1/4% Senior Notes due 2010 of the Borrower and the Co-Borrower issued pursuant to a Senior Note Indenture and
(b) any other senior notes issued pursuant to any Senior Note Indenture.

         "Senior Subordinated Note Indentures": (a) the Indenture dated as of May 27, 1999 among the Borrower, the Co-Borrower, certain of their respective Subsidiaries and the trustee named therein pursuant to which the 10-3/8% Senior Subordinated Notes due 2009 were issued, (b) the Indenture dated as of May 17, 2001 among the Borrower, the Co-Borrower, certain of their respective Subsidiaries and the trustee named therein pursuant to which the 8-1/2% Senior Subordinated Notes due 2011 were issued, (c) the Indenture dated as of November 27, 2002 among the Borrower, the Co-Borrower, certain of their respective Subsidiaries and the trustee named therein pursuant to which the 10-5/8% Senior Subordinated Notes due 2012 were issued, (d) the Indenture dated March 24, 2003 among the Borrower, the Co-Borrower, certain of their respective Subsidiaries and the trustee named therein pursuant to which the 8-1/2% Senior Subordinated Notes due 2010 were issued, and (e) any other Indenture pursuant to which Senior Subordinated Notes are issued, each together with all instruments and other agreements entered into by the Borrower, the Co-Borrower or such Subsidiaries in connection therewith, as each may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

         "Senior Subordinated Notes": collectively (a) the 10-3/8% Senior Subordinated Notes due 2009, (b) the 8-1/2% Senior Subordinated Notes due 2011,
(c) the 10-5/8% Senior Subordinated Notes due 2012, (d) the 8-1/2% Senior Subordinated Notes due 2012 and (e) any other senior subordinated notes, in each case of the Borrower and the Co-Borrower, issued pursuant to a Senior Subordinated Note Indenture.

         "Significant Subsidiary": any Subsidiary, together with its Subsidiaries, the aggregate assets of which constitute 5% or more of the consolidated total assets of the Borrower and its Subsidiaries or for which the Consolidated EBITDA (mutatis mutandis) constitutes 5% or more of Consolidated EBITDA for the previous fiscal year.

         "Subsidiaries Guarantee": the Amended and Restated Subsidiaries Guarantee made by the Subsidiary Guarantors in favor of the Administrative Agent, for the benefit of the Lenders and the Marco Polo Lenders, substantially in the form of Exhibit F hereto, as the same may be amended, supplemented or otherwise modified from time to time.

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Subsidiary Guarantors": collectively, Cameron Highway GP, Cameron Highway I, Crystal Holding, First Reserve, Flextrend, GTM Alabama, GTM Field Services, GTM GC, GTM Holding I, GTM Holding II, GTM Holding III, GTM Holding IV, GTM Holding V, GTM Intrastate, GTM NGL Storage, GTM Oil Transport, GTM Operating Company, GTM South Texas, GTM Texas Pipeline, Hattiesburg Sales, Hattiesburg Storage, High Island, Manta Ray, Petal and Poseidon Holding, each other Restricted Subsidiary and any other Subsidiary of the Borrower which, from time to time, may become party to the Subsidiaries Guarantee. Notwithstanding anything to the contrary in the Loan Documents, GulfTerra Energy Finance Corporation shall be the Co-Borrower and not a Subsidiary Guarantor.

         "Subsidiary Pledge Agreement": the Amended and Restated Subsidiary Pledge Agreement made by each of the Subsidiary Guarantors (including any pledge agreement executed and delivered pursuant to Section 8.17) in favor of the Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders, substantially in the form of Exhibit G hereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "Subsidiary Security Agreement": the Amended and Restated Subsidiary Security Agreement made by each of the Subsidiary Guarantors (including any security agreement executed and delivered pursuant to Section 8.17) in favor of the Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders, substantially in the form of Exhibit H hereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "Syndication Agent": as defined in the preamble to this Agreement.

         "Taxes": any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

         "Term Loan": as defined in Section 2.1(c).

         "Term Loan Addendum": a Term Loan Addendum substantially in the form attached hereto as Exhibit B.

         "Term Loan Lender": any Lender having a Term Loan outstanding hereunder.

         "Term Loan Maturity Date": as to any Initial Term Loan, the Initial Term Loan Maturity Date, and as to any Additional Term Loan, the applicable Additional Term Loan Maturity Date.

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         "Term Loan Percentage": as to any Term Loan Lender at any time, the percentage of the sum of the aggregate Additional Term Loan Commitments and the aggregate Term Loans then constituted by the sum of its Additional Term Loan Commitments and its Term Loans.

         "Total Credit Percentage": as to any Lender at any time, the percentage of the sum of the aggregate Revolving Credit Commitments, aggregate Additional Term Loan Commitments and the aggregate Term Loans then constituted by the sum of its Revolving Credit Commitment, Additional Term Loan Commitments and its Term Loans (it being agreed that in the case of the termination or expiration of the Revolving Credit Commitments, the aggregate Revolving Credit Commitment and such Lender's Revolving Credit Commitment shall be determined by reference to the Aggregate Outstanding Revolving Credit Extensions of Credit of all Lenders and such Lender's Aggregate Outstanding Revolving Credit Extensions of Credit).

         "Tranche": the collective reference to Eurodollar Loans the Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Revolving Credit Loans or Term Loans shall originally have been made on the same day).

         "Transferee": as defined in subsection 11.6(f).

         "Type": as to any Loan, its nature as an Alternate Base Rate Loan or a Eurodollar Loan.

         "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

         "Unit": a Common Unit, a Preference Unit, or any other partnership interest of a limited partner of the Borrower representing a fractional part of the partnership interests of all limited partners of the Borrower, including the Series B preference units, Series C units and Series F units issued by the Borrower from time to time.

         "Unrestricted Subsidiary": any Subsidiary of the Borrower (a) which becomes a Subsidiary of the Borrower after the date hereof and, at the time it becomes a Subsidiary, is designated as an Unrestricted Subsidiary, in each case pursuant to a written notice from the Borrower to the Administrative Agent, (b) which has acquired assets, including cash, from the Borrower or any Restricted Subsidiary only as permitted pursuant to Section 8.6(a) and Section 8.8; provided that the aggregate amount of non-cash assets that the Borrower and Restricted Subsidiaries have contributed to Unrestricted Subsidiaries shall not exceed $200,000,000, (c) which has no Indebtedness, Guarantee Obligations or other obligations other than Non-Recourse Obligations and (d) which has not guaranteed the Senior Subordinated Notes or the Senior Notes. Any Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary with the consent of the Required Lenders as long as, after giving effect thereto, no Default or Event of Default has occurred and is continuing and the Borrower would be in pro forma compliance with the financial covenants in Section 8.1 after giving effect thereto. Notwithstanding the foregoing, Arizona Storage, GTM Arizona and MIAGS shall each be deemed to be an Unrestricted Subsidiary unless redesignated as a Restricted Subsidiary in accordance with this Agreement.

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         "Withdrawal Liability": means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         "Working Day": any Business Day on which dealings in foreign currencies and exchange between banks may be carried on in London, England.

         SECTION 1.2       Other Definitional Provisions.

                  (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes or any certificate or other document made or delivered pursuant hereto.

                  (b) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to any restrictions on assignments set forth herein), (iii) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (iv) all references herein to Articles, Sections, subsection, Exhibits, Annexes and Schedules shall be construed to refer to Articles, Sections and subsections of, and Exhibits, Annexes and Schedules to, this Agreement.

                  (c) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II
                            AMOUNT AND TERMS OF LOANS

         SECTION 2.1       Loans and Commitments.

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (a) Subject to the terms and conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans (the "Revolving Credit Loans") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender's Revolving Credit Commitment Percentage of the then outstanding L/C Obligations, does not exceed the amount of such Lender's Revolving Credit Commitment, provided that no such Revolving Credit Loan shall be made if, after giving effect thereto, Section 2.4 would be contravened. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

                  (b) The Initial Term Loan Lenders made, on the Initial Term Loan Date, term loans (the "Initial Term Loans") to the Borrower in an aggregate principal amount of $160,000,000. Once repaid, Initial Term Loans may not be reborrowed.

                  (c) Subject to the terms and conditions hereof, from time to time the Borrower, the Co-Borrower and the Administrative Agent may enter into a Term Loan Addendum with additional financial institutions or Lenders in order to permit the issuance of a series of additional term loans (the "Additional Term Loans" and collectively, with the Initial Term Loans, the "Term Loans") hereunder. Each such Term Loan Addendum shall set forth the following terms with respect to such series of Additional Term Loans: (i) the aggregate principal amount thereof, (ii) the amortization thereof, if any, (iii) the Applicable Margin, (iv) the Additional Term Loan Maturity Date, which date shall be on or after the Initial Term Loan Maturity Date, (v) the Additional Term Loan Closing Date, (vi) the Additional Term Loan Commitment for each Additional Term Loan Lender party to such Term Loan Addendum and
         (vii) the fees related thereto, if any; provided, however, that on any date the aggregate principal amount of all series of Additional Term Loans shall not exceed an amount equal to $500,000,000 less, as of the date of such determination, the aggregate outstanding principal amount of the Initial Term Loans. Subject to the terms and conditions hereof, upon execution and delivery of the Term Loan Addendum as to Additional Term Loans of any series, each Additional Term Loan Lender in respect of such series severally agrees to make, on the Additional Term Loan Closing Date for such series, Additional Term Loans to the Borrower in an aggregate principal amount not to exceed such Additional Term Loan Lender's Additional Term Loan Commitment for such series. Upon the execution and delivery of each Term Loan Addendum by the Borrower, the Co-Borrower, the Administrative Agent and the Additional Term Loan Lenders in accordance with the terms of this Section 2.1(c), this Agreement shall be supplemented and modified by the terms contained therein and such Term Loan Addendum shall become a Loan Document hereunder and no additional consent or approval shall be required from the Required Lenders for the execution and effectiveness of such Term Loan Addendum. Any series of Additional Term Loans made pursuant to this Section 2.1(c) shall be in a minimum aggregate amount equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof. No Term Loan Lender shall be obligated to make any Additional Term Loans unless it is a signatory to the Term Loan Addendum relating to such series of Additional Term Loans.

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (d) In the event that the Applicable Margin set forth in any Term Loan Addendum with respect to any series of Additional Term Loans is more favorable or beneficial to the Term Loan Lenders for such series of Additional Term Loans than the Applicable Margin with respect to any Term Loans outstanding as of the effective date of such Term Loan Addendum, the Applicable Margin with respect to all outstanding Term Loans, without any further action on the part of the Borrower or any further action or approval required of the Administrative Agent or the Lenders, shall be deemed to be amended automatically to provide that the Applicable Margin in such Term Loan Addendum shall apply to all Term Loans outstanding immediately prior to the effective date of such Term Loan Addendum.

                  (e) The Loans may from time to time be (i) Eurodollar Loans, (ii) Alternate Base Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.3 and 4.2, provided that no Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Revolving Credit Termination Date or Term Loan Maturity Date, as applicable.

                  (f) The revolving credit loans outstanding on the Restatement Closing Date under the Existing Credit Agreement shall continue to be outstanding and shall be continued as Revolving Credit Loans under this Agreement.

         SECTION 2.2.      Repayment of Loans; Evidence of Debt.

                  (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each (i) Revolving Credit Lender the then unpaid principal amount of each Revolving Credit Loan on the Revolving Credit Termination Date, (ii) Initial Term Loan Lender (x) in semi-annual installments beginning on the date six months following the Initial Term Loan Date and ending on the date six months prior to the Initial Term Loan Maturity Date, an amount equal to $2,500,000 for each installment and (y) the then unpaid principal amount of each Initial Term Loan on the Initial Term Loan Maturity Date and (iii) each Additional Term Loan Lender the amounts indicated in the applicable Term Loan Addendum at such times as therein indicated.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder; the Type thereof; whether such Loan is a Term Loan or a Revolving Credit Loan; for each Term Loan, whether such Term Loan is an Initial Term Loan or Additional Term Loan; for each Additional Term Loan, the series designation for such Additional Term Loan; and the Interest Period applicable to each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.2 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

                  (e) Any Lender may request that the Revolving Credit Loans or the Term Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-1 hereto (a "Revolving Credit Note"), or a promissory note substantially in the form of Exhibit A-2 hereto (a "Initial Term Loan Note"), or a promissory note substantially in the form of Exhibit A-3 hereto (a "Additional Term Loan Note"), as applicable, payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns). Thereafter, the Loans evidenced by any such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 11.6) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

         SECTION 2.3       Procedure for Borrowing.

                  (a) The Borrower may borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Working Day, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, or on any Business Day, otherwise, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, (i) three Working Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, or (ii) one Business Day prior to the requested Borrowing Date, otherwise), specifying (w) the amount to be borrowed, (x) the requested Borrowing Date, (y) whether the borrowing is to be of Eurodollar Loans, Alternate Base Rate Loans or a combination thereof, and (z) if the borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of such Type of Revolving Credit Loan and the respective lengths of the initial Interest Periods therefor. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to i. in the case of Alternate Base Rate Loans, $500,000 or a whole multiple thereof (or, if the then Available Revolving Credit Commitments are less than $500,000, such lesser amount) and ii. in the case of Eurodollar Loans, $1,000,000 or a whole multiple of $100,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 11.2 prior to 11:00 A.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
         the amounts made available to the Administrative Agent by the Revolving Credit Lenders and in like funds as received by the Administrative Agent.

                  (b) The Borrower may borrow under the Additional Term Loan Commitments for a particular series of Additional Term Loans on the applicable Additional Term Loan Closing Date, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, on the applicable Additional Term Loan Closing Date), specifying (x) the amount to be borrowed, (y) that such Additional Term Loan shall be incurred on the Additional Term Loan Closing Date and (z) that such borrowing is to be of Alternate Base Rate Loans. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Additional Term Loan Lender for such series of Additional Term Loans thereof. Each Additional Term Loan Lender for such series of Additional Term Loans will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 11.2 prior to 2:00 P.M., New York City time, on the applicable Additional Term Loan Closing Date in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Additional Term Loan Lenders for such series of Additional Term Loans and in like funds as received by the Administrative Agent.

         SECTION 2.4 Limitations on Loans. No requested Revolving Credit Loan shall be made if the sum of the Aggregate Outstanding Revolving Credit Extensions of Credit (after giving effect to such requested Revolving Credit
Loan) would exceed the then aggregate Revolving Credit Commitments. The aggregate amount of Additional Term Loans shall not exceed the aggregate of the then-outstanding Additional Term Loan Commitments.

         SECTION 2.5 Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender a commitment fee for the period from and including the date hereof to the Revolving Credit Termination Date, computed at the rate per annum equal to the then Applicable Margin for the Commitment Fee as set forth under the column heading "Applicable Margin for the Commitment Fee" of Annex I on the average daily amount of the Available Revolving Credit Commitment of such Lender, during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December, commencing September 30, 2003, and on the Revolving Credit Termination Date or such earlier date as the Revolving Credit Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

         SECTION 2.6       Termination or Reduction of Commitments.

                  (a) The Borrower shall have the right, upon not less than five Business Days' notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments, provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT aggregate principal amount of the Revolving Credit Loans then outstanding, when added to the then outstanding L/C Obligations, would exceed the Revolving Credit Commitments then in effect. Any such reduction shall be in an amount equal to $5,000,000 or a whole multiple thereof.

                  (b) Any reduction of Revolving Credit Commitments pursuant to subsection 2.6(a) above or 4.1(b) shall reduce permanently the Revolving Credit Commitments then in effect.

                  (c) Any or all of the Additional Term Loan Commitments for any series of Additional Term Loans remaining unused shall automatically terminate at 5:00 P.M., New York City time, on the applicable Additional Term Loan Closing Date.

         SECTION 2.7       Extensions of Revolving Credit Termination Date.
The Borrower may, by irrevocable written notice to the Administrative Agent received no later than 120 days prior to the Revolving Credit Termination Date then in effect, request the Revolving Credit Lenders to extend such Revolving Credit Termination Date to the date 364 days following such then scheduled Revolving Credit Termination Date. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender may consent or refuse to consent to such change, in its sole discretion, at any time on or prior to the date which is 60 days prior to the Revolving Credit Termination Date then in effect. Upon the receipt by the Administrative Agent of the written consent of each of the Revolving Credit Lenders to such change in the Revolving Credit Termination Date on or prior to 2:00 p.m., New York time, on the date which is 60 days prior to the Revolving Credit Termination Date then in effect, the Revolving Credit Termination Date shall be changed to such subsequent date 364 days following the Revolving Credit Termination Date then in effect, and the term "Revolving Credit Termination Date" for all purposes of this Agreement and the other Loan Documents shall thereupon be deemed to refer to such subsequent date. Any failure of a Revolving Credit Lender to provide any such consent shall be deemed to be a refusal to consent to such change.

         SECTION 2.8 Co-Borrower's Obligations. The Co-Borrower is a party hereto for purposes of providing co-extensive obligors (on a joint and several basis) for the Obligations, although the parties acknowledge that the Co-Borrower shall not have any substantial assets or other property. All references in this Agreement and the other Loan Documents to the "Borrower" shall be deemed to include a reference to the Co-Borrower, mutatis mutandis, whether or not actual reference is made thereto; provided, that, without limiting the generality of the foregoing, any obligations of any of the parties hereto to the Borrower shall be deemed fulfilled with respect to the Co-Borrower when fulfilled with respect to the Borrower.

                                  ARTICLE III
                               LETTERS OF CREDIT

         SECTION 3.1       Issuance of Letters of Credit.

                  (a) Subject to the terms and conditions hereof, the Issuing Bank, in reliance on the agreements of the other Revolving Credit Lenders set forth in subsection 3.3(a),

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
         agrees to issue letters of credit (the "Letters of Credit") for the account of the Borrower on any Business Day during the Revolving Credit Commitment Period in such form as may be approved from time to time by the Issuing Bank; provided that the Issuing Bank shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, i. the L/C Obligations would exceed the L/C Commitment or ii. the Available Revolving Credit Commitment would be less than zero or iii. the Aggregate Outstanding Revolving Credit Extensions of Credit would exceed the then aggregate Revolving Credit Commitments.

                  (b)      Each Letter of Credit shall:

                           (i) be denominated in Dollars and shall be either (A) a standby letter of credit issued to support obligations of the Borrower or any Restricted Subsidiary, contingent or otherwise, in connection with the working capital and business needs of the Borrower or such Restricted Subsidiary, as the case may be, in the ordinary course of business, or (B) a commercial letter of credit issued in respect of the purchase of goods or services by the Borrower or any Restricted Subsidiary in the ordinary course of business; and

                           (ii) expire no later than the earlier of (A) one year after the date of issuance or renewal thereof in accordance with the term of such Letter of Credit; provided that any Letter of Credit with an expiry date occurring one year after its issuance may be renewed for additional one-year periods and (B) five Business Days prior to the Revolving Credit Termination Date.

                  (c) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

                  (d) The Issuing Bank shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Bank or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

                  (e) Letters of Credit issued under the Existing Credit Agreement that are outstanding on the Restatement Closing Date shall be deemed to be Letters of Credit issued under this Agreement on the Restatement Closing Date.

         SECTION 3.2 Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that the Issuing Bank issue a Letter of Credit by delivering to the Issuing Bank at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank may reasonably request. Upon receipt of any Application, the Issuing Bank will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Bank be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
otherwise may be agreed by the Issuing Bank and the Borrower. The Issuing Bank shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof.

         SECTION 3.3 Participations and Payments in Respect of the Letters of Credit.

                  (a) The Issuing Bank irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Bank to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Bank, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's L/C Commitment Percentage in the Issuing Bank's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Bank thereunder.

                  (b) Each L/C Participant unconditionally and irrevocably agrees with the Issuing Bank that, if a draft is paid under any Letter of Credit for which the Issuing Bank is not reimbursed on the day of such payment in full by the Borrower in immediately available funds, such Revolving Credit Lender shall pay to the Issuing Bank upon demand at the Issuing Bank's address for notices specified herein an amount equal to such L/C Participant's L/C Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed. Each L/C Participant's obligation to make each such payment to the Issuing Bank, and the Issuing Bank's right to receive the same, are absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limiting the effect of the foregoing, the occurrence or continuance of a Default or Event of Default or the failure of any other L/C Participant to make any payment under this
         Section 3.3, and each L/C Participant further agrees that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each L/C Participant shall indemnify and hold harmless the Issuing Bank from and against any and all losses, liabilities (including, without limitation, liabilities for penalties), actions, suits, judgments, demands, costs and expenses (including reasonable attorneys' fees) resulting from any failure of such L/C Participant to provide, or from any delay in providing, the Issuing Bank with such L/C Participant's L/C Commitment Percentage of such payment in accordance with the provisions of this Section 3.3, but no L/C Participant shall be so liable for any such failure on the part of any other L/C Participant.

                  (c) If any amount required to be paid by any L/C Participant to the Issuing Bank pursuant to subsection 3.3(a) in respect of any unreimbursed portion of any payment made by the Issuing Bank under any Letter of Credit is paid to the Issuing Bank within two Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Bank on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal funds rate, as quoted by the Issuing Bank, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Bank, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to subsection 3.3(a) is not in fact made available to the Issuing Bank by such L/C

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         Participant within two Business Days after the date such payment is due, the Issuing Bank shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Alternate Base Rate Loans hereunder. A certificate of the Issuing Bank submitted to any L/C Participant with respect to any amounts owing under this
         Section 3.3 shall be conclusive in the absence of manifest error.

                  (d) Whenever, at any time after the Issuing Bank has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 3.3(a), the Issuing Bank receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Bank), or any payment of interest on account thereof, the Issuing Bank will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the Issuing Bank shall be required to be returned by the Issuing Bank, such L/C Participant shall return to the Issuing Bank the portion thereof previously distributed by the Issuing Bank to it.

         SECTION 3.4       Fees, Commissions and Other Charges.

                  (a) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Bank, a fronting fee with respect to each Letter of Credit for the period from and including the date of issuance thereof to but not including the Expiry Date thereof, computed at the rate of 0.15% per annum on the average daily amount of the undrawn and unexpired amount of such Letter of Credit. Such fronting fee shall be payable quarterly in advance on the date of issuance of each Letter of Credit and on the last day of each March, June, September and December thereafter, commencing September 30, 2003. Such fee shall be nonrefundable.

                  (b) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Bank and the L/C Participants, a letter of credit commission with respect to each Letter of Credit for the period from and including the date of issuance thereof to but not including the Expiry Date thereof, computed at the rate of the then Applicable Margin for Eurodollar Loans per annum on the average daily amount of the undrawn and unexpired amount of such Letter of Credit. Such commission shall be payable to the L/C Participants to be shared ratably among them in accordance with their respective L/C Commitment Percentages. Such commission shall be payable quarterly in advance on the date of issuance of each Letter of Credit and on the last day of each March, June, September and December thereafter, commencing September 30, 2003. Such fee shall be nonrefundable.

                  (c) In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Bank for such normal and customary costs and expenses as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (d) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Bank and the L/C Participants all fees and commissions received by the Administrative Agent for their respective accounts pursuant to this Section 3.4.

                  (e) The fees and commissions described in the preceding paragraphs (a) and (b) shall be based on a 360 day year. If any amounts in the preceding paragraphs (a) and (b) shall be payable on a day that is not a Working Day, such amount shall be extended to the next succeeding Working Day unless the result of such extension would be to carry such amount into another calendar month in which event such amount shall be payable on the immediately preceding Working Day.

         SECTION 3.5       Reimbursement Obligation of the Borrower.

                  (a) The Borrower agrees to reimburse the Issuing Bank on each date on which the Issuing Bank notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Bank for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by the Issuing Bank in connection with such payment. Each such payment shall be made to the Issuing Bank at its address for notices specified herein in lawful money of the United States of America and in immediately available funds.

                  (b) Unless otherwise notified by the Borrower, each drawing under a Letter of Credit shall constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to
         Section 2.3 of Revolving Credit Loans which are Alternate Base Rate Loans in the amount of such drawing, subject to satisfaction of the conditions set forth in Section 6.2. The Borrowing Date with respect to such borrowing shall be the date of such drawing.

                  (c) Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Section 3.5 from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding Revolving Credit Loans which are Alternate Base Rate Loans which were then overdue.

         SECTION 3.6       Obligations Absolute.

                  (a) The Borrower's obligations under this Article III shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Bank or any beneficiary of any Letter of Credit.

                  (b) The Borrower also agrees with the Issuing Bank that the Issuing Bank shall not be responsible for, and the Borrower's Reimbursement Obligations under subsection 3.5(a) shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (ii) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT which such Letter of Credit may be transferred or (iii) any claims whatsoever of the Borrower against any beneficiary of any Letter of Credit or any such transferee.

                  (c) The Issuing Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Bank's gross negligence or willful misconduct.

                  (d) The Borrower agrees that any action taken or omitted by the Issuing Bank under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence of willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of the Issuing Bank to the Borrower.

         SECTION 3.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Bank shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Bank to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

         SECTION 3.8 Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.

                                   ARTICLE IV
                          GENERAL PROVISIONS FOR LOANS

         SECTION 4.1       Optional and Mandatory Prepayments.

                  (a) The Borrower may on the last day of any Interest Period with respect thereto (or at other times with the payment of applicable breakage costs), in the case of Eurodollar Loans, or at any time and from time to time, in the case of Alternate Base Rate Loans, prepay the Revolving Credit Loans, the Initial Term Loans, the Additional Term Loans of any series, or any combination thereof, in whole or in part, without premium or penalty (except as set forth in Section 4.1(e) below), upon at least four Business Days' irrevocable notice to the Administrative Agent, specifying (i) the date and amount of prepayment, (ii) whether the prepayment is of Eurodollar Loans, Alternate Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each, (iii) whether the prepayment is of Revolving Credit Loans, Initial Term Loans, the Additional Term Loans of any series, or any combination thereof, and, if of a combination thereof, the amount allocable to each and (iv) if the prepayment includes Term Loans, the amount allocable, if any, to the Initial Term Loans or the Additional Term Loans of each series. Upon receipt of any such notice the Administrative Agent shall promptly notify each Applicable Lender thereof. If any such notice is given, the

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT amount specified in such notice shall be due and payable on the date specified therein, with accrued interest to such date on the amount prepaid in the case of prepayment of Term Loans. Partial prepayments
         (x) of Revolving Credit Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof and (y) of any Term Loans shall be in an aggregate principal amount of $5,000,000 or a whole multiple thereof.

                  (b) If on any date (including any date on which a certificate of a Responsible Officer of the Borrower is delivered pursuant to subsection 7.2(b)) the sum of the Aggregate Outstanding Revolving Credit Extensions of Credit then outstanding exceeds the then aggregate Revolving Credit Commitments, then, without notice or demand, the Borrower shall promptly prepay the Revolving Credit Loans in an amount equal to such excess. The Borrower may, subject to the terms and conditions of this Agreement, reborrow the amount of any prepayment made under this subsection 4.1(b).

                  (c) The application of any prepayment of Initial Term Loans or Additional Term Loans of any series pursuant to subsection 4.1(a) shall be made to the remaining installments of such Initial Term Loans or Additional Term Loans of such series, as applicable, in the inverse order of their maturity.

                  (d) The application of any prepayment pursuant to subsection 4.1(b) shall be made first to Alternate Base Rate Loans and second to Eurodollar Loans. Each prepayment of the Loans under subsection 4.1(b) (other than Alternate Base Rate Loans) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

                  (e) With respect to any optional prepayment made by the Borrower in connection with the Initial Term Loans on or before the first anniversary of the Initial Term Loan Date, the Borrower shall pay to the Administrative Agent, for the account of the applicable Initial Term Loan Lenders, a prepayment in an amount (including principal and premium) equal to 101% of the aggregate principal amount of the Initial Term Loans to be prepaid as set forth pursuant to the notice of prepayment provided to the Administrative Agent pursuant to Section 4.1(a) above plus all accrued, unpaid interest to the date of such prepayment.

         SECTION 4.2       Conversion and Continuation Options.

                  (a) The Borrower may elect from time to time to convert Eurodollar Loans to Alternate Base Rate Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Alternate Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Working Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Applicable Lender thereof. All or any part of outstanding Eurodollar Loans and Alternate Base Rate Loans may be converted as provided herein, provided that (i) no

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         Loan may be converted into a Eurodollar Loan when any Default or Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a conversion is not appropriate, (ii) any such conversion may only be made if, after giving effect thereto, Section 4.3 shall not have been contravened and
         (iii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Revolving Credit Termination Date or applicable Term Loan Maturity Date, as applicable.

                  (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such (i) when any Default or Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a continuation is not appropriate,
         (ii) if, after giving effect thereto, Section 4.3 would be contravened or (iii) after the date that is one month prior to the Revolving Credit Termination Date or applicable Term Loan Maturity Date, as applicable, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Alternate Base Rate Loans on the last day of such then expiring Interest Period.

         SECTION 4.3 Minimum Amounts of Tranches. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, (a) the aggregate principal amount of the Loans comprising each Tranche shall be equal to $2,000,000 or a whole multiple of $100,000 in excess thereof, and (b) the number of Tranches then outstanding shall not exceed eight.

         SECTION 4.4       Interest Rates and Payment Dates.

                  (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

                  (b) Each Alternate Base Rate Loan shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

                  (c) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is the higher of
         (A) the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section 4.4 plus 2% and (B) the Alternate Base Rate plus 1%, in each case from the date of such non-payment until such amount is paid in full (as well after as before judgment).

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section 4.4 shall be payable from time to time on demand.

                  (e) With respect to any Initial Term Loan, whether an Alternate Base Rate Loan or a Eurodollar Loan, in the event that, on any date, (i) the Borrower's senior, long-term unsecured debt rating issued by S&P is less than BB+ and (ii) the Borrower's senior, long-term unsecured debt rating issued by Moody's is less than Ba2 or the Borrower's senior secured debt rating issued by Moody's is less than Ba1, then on such date the Applicable Margin with respect to Initial Term Loans that are Alternate Base Rate Loans shall be 3.25% per annum and the Applicable Margin for Initial Term Loans that are Eurodollar Loans shall be 4.50% per annum, which adjustment to the Applicable Margin for Initial Term Loans shall become effective on the date that such event occurs and the increase shall continue until the date upon which (x) the Borrower's senior, long-term unsecured debt rating issued by S&P is equal to or greater than BB+ and (y) the Borrower's senior, long-term unsecured debt rating issued by Moody's is equal to or greater than Ba2 or the Borrower's senior secured debt rating issued by Moody's is equal to or greater than Ba1, on which date the Applicable Margin for Initial Term Loans will return to 2.25% per annum for Alternate Base Rate Loans and 3.50% per annum for Eurodollar Loans.

         SECTION 4.5       Computation of Interest and Fees.

                  (a) Interest on Alternate Base Rate Loans, commitment fees and interest on overdue interest, commitment fees and other amounts payable hereunder shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. Interest on Eurodollar Loans shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

                  (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to subsection 4.4(a).

         SECTION 4.6 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

                  (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

                  (b) the Administrative Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Alternate Base Rate Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be converted to or continued as Alternate Base Rate Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to Alternate Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

         SECTION 4.7       Pro Rata Treatment and Payments.

                  (a) Each borrowing by the Borrower from the Revolving Credit Lenders hereunder, each payment by the Borrower on account of any commitment fee payable pursuant to Section 2.5 hereunder and any reduction of the Revolving Credit Commitments of the Lenders shall be made pro rata according to the respective Revolving Credit Commitment Percentages of the Revolving Credit Lenders. Each borrowing by the Borrower from the Term Loan Lenders hereunder with respect to the Additional Term Loans of any series shall be made pro rata according to the respective Additional Term Loan Percentages applicable to such Additional Term Loans of such Term Loan Lenders. Each payment (including each prepayment) by the Borrower on account of principal of and interest on (i) the Initial Term Loans or Additional Term Loans of any series shall be made pro rata according to the respective outstanding principal amounts of the Initial Terms Loans or the Additional Term Loans of such series then held by the Term Loan Lenders, or (ii) the Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans then held by the Revolving Credit Lenders. All payments (including prepayments) to be made by the Borrower hereunder and under the Notes, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in Section 11.2, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Applicable Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension and with respect to payments of

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT fees, such fees accruing during such extension shall be payable on the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Working Day, the maturity thereof shall be extended to the next succeeding Working Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Working Day.

                  (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a Borrowing Date that such Lender will not make the amount that would constitute its Applicable Percentage of the borrowing on such date available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such Borrowing Date, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is made available to the Administrative Agent on a date after such Borrowing Date, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (i) the daily average Federal Funds Effective Rate during such period, times (ii) the amount of such Lender's Applicable Percentage of such borrowing, times (iii) a fraction the numerator of which is the number of days that elapse from and including such Borrowing Date to the date on which such Lender's Applicable Percentage of such borrowing shall have become immediately available to the Administrative Agent and the denominator of which is
         360. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 4.7 shall be conclusive in the absence of manifest error. If such Lender's Applicable Percentage of such borrowing is not in fact made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall be entitled to recover such amount with interest thereon at the rate per annum applicable to Alternate Base Rate Loans hereunder, on demand, from the Borrower.

         SECTION 4.8 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Alternate Base Rate Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Alternate Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 4.11.

         SECTION 4.9       Requirements of Law.

                  (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                           (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for taxes covered by Section
                  4.10 and changes in the rate of tax on the overall net income of such Lender);

                           (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                           (iii)    shall impose on such Lender any other
                  condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in the Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section 4.9, it shall promptly notify the Borrower, through the Administrative Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section 4.9 submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

                  (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

         SECTION 4.10      Taxes.

                  (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.10) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 4.10) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

                  (f) If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 4.10, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 4.10 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         Authority with respect to such refund); provided, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

                  (g) The agreements in this Section 4.10 shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder. Each Person that shall become a Lender or a Participant pursuant to Section 11.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this Section 4.10, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

         SECTION 4.11 Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment when due of the principal amount of or interest on any Eurodollar Loan,
(b) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (c) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (d) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

         SECTION 4.12 Lenders Obligation to Mitigate. Each Lender agrees that, as promptly as practicable after it becomes aware that it has been or will be affected by the occurrence of an event or the existence of a condition described under Section 4.8 or subsection 4.9(a) or 4.10(a), it will, to the extent not inconsistent with such Lender's internal policies, use its best efforts (a) to provide written notice to the Borrower describing such condition and the anticipated effect thereof and (b) to make, fund or maintain the affected Eurodollar Loans of such Lender through another lending office of such Lender if as a result thereof the additional moneys which would otherwise be required to be paid in respect of such Loans pursuant to Section 4.8 or subsection 4.9(a) or 4.10(a) would be materially reduced or the illegality or other adverse circumstances which would otherwise require such payment pursuant to Section 4.8 or subsection 4.9(a) or 4.10(a) would cease to exist and if, as determined by such Lender, in its sole discretion, the making, funding or maintaining of such Loans through such other lending office would not otherwise adversely affect such Loans or such Lender. The Borrower hereby agrees to pay all reasonable expenses incurred by any Lender in utilizing another lending office of such Lender pursuant to this Section 4.12.

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         SECTION 4.13 Acquisition; Disposition; Redesignation. If the Borrower or any of its Restricted Subsidiaries acquires any Acquired Business or makes any sale or disposition of any assets or property having a value in excess of $20,000,000 permitted by this Agreement or there is a Redesignation of any Subsidiary during any Calculation Period, Consolidated EBITDA, Consolidated Tangible Net Worth, Consolidated Interest Expense, Consolidated Total Senior Indebtedness and Consolidated Total Indebtedness for such Calculation Period will be determined on a pro forma basis as if such Acquired Business were acquired, such assets or property was sold or disposed of or such Redesignation occurred, on the first day thereof. Such pro forma adjustments will be subject to delivery to the Administrative Agent of a certificate of a Responsible Officer of the Borrower. Such certificate may be delivered at any time with respect to any Redesignation and at any time after the last day of the first fiscal quarter of the Borrower to end after the related acquisition date with respect to any Acquired Business or the related disposition date with respect to any such sale or disposition. Each such certificate shall be accompanied by supporting information and calculations with respect to each such Acquired Business, sale or disposition or Redesignation and such other information as any Lender, through the Administrative Agent, may reasonably request. For purposes of determining satisfaction of Section 6.2(c), effect shall be given on the date of determination to pro forma adjustments as described in this Section 4.13 with respect to any Acquired Business that has been acquired as of such date.

         SECTION 4.14 Redesignated Senior Indebtedness. The Borrower and the Co-Borrower hereby designate all Obligations of the Borrower and its Subsidiaries (including the Co-Borrower) under this Agreement and the other Loan Documents as Designated Senior Debt, as such term is defined in the Senior Subordinated Note Indentures.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

         SECTION 5.1 Financial Condition. The consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 2002, and the related consolidated statements of operations and of cash flows for the fiscal year ended December 31, 2002, reported on by PricewaterhouseCoopers LLP, copies of which have heretofore been furnished to each Lender, present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the year then ended. The consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at June 30, 2003 and the related consolidated statements of operations and of cash flows for the six months ended June 30, 2003, copies of which have heretofore been furnished to each Lender, present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the six-month period then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein and, with respect to the June 30, 2003

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT financial statements, for the absence of footnotes and year-end adjustments). Except as set forth on Schedule 5.1 or as permitted by subsection 8.4(c), neither the Borrower nor any of its consolidated Subsidiaries had, at June 30, 2003, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. Except as set forth on Schedule 5.1, during the period from June 30, 2003 to and including the Restatement Closing Date there has been no sale, transfer or other disposition by the Borrower or any of its Restricted Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its consolidated Subsidiaries at June 30, 2003.

         SECTION 5.2 No Change. Since December 31, 2002 there has been no development or event having, or that could reasonably be expected to have, a Material Adverse Effect.

         SECTION 5.3 Existence; Compliance with Law. Each of the Borrower and its Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation, limited partnership or limited liability company, as the case may be, and, where applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and is in compliance with all Requirements of Law except, with respect to (a) - (d) above, to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         SECTION 5.4       Power; Authorization; Enforceable Obligations.

                  (a) The Borrower has the power and authority, and the legal right, to make, deliver and perform this Agreement, the Notes and the other Loan Documents to which it is a party and to borrow hereunder and has taken all necessary action to authorize the borrowings on the terms and conditions of this Agreement and the Notes and to authorize the execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or the Notes or the Applications. This Agreement has been, and each Note and the Applications will be, duly executed and delivered on behalf of the Borrower. This Agreement constitutes, and each Note and each other Loan Document to which the Borrower is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (b) Each of the Subsidiary Guarantors has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and has taken all necessary action to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which such Subsidiary Guarantor is a party. Each of the Loan Documents to which such Subsidiary Guarantor is a party will be duly executed and delivered on behalf of such Subsidiary Guarantor. Each Loan Document to which such Subsidiary Guarantor is a party will, when executed and delivered, constitute a legal, valid and binding obligation of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         SECTION 5.5 No Legal Bar. The execution, delivery and performance of this Agreement, the Notes and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or material Contractual Obligation of any Loan Party, or, to the best knowledge of the Borrower, any Joint Venture of which any Capital Stock is directly owned by any Loan Party, and will not result in, or require, the creation or imposition of any Lien on any properties or revenues of any Loan Party pursuant to any such Requirement of Law or Contractual Obligation.

         SECTION 5.6       No Material Litigation. Except as set forth on
Schedule 5.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries, or, to the best knowledge of the Borrower, any Joint Venture of which any Capital Stock is owned directly by any Loan Party, or against any of its or their respective properties or revenues (a) with respect to this Agreement, the Notes or any of the other Loan Documents or any of the transactions contemplated hereby or thereby or (b) which could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.7 No Default. Neither any Loan Party nor, to the best knowledge of the Borrower, any Joint Venture of which any Capital Stock is directly owned by any Loan Party, is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         SECTION 5.8 Ownership of Property; Liens. The Loan Parties have good record and marketable title in fee simple to, or a valid leasehold interest in, all their real property necessary for their operations as then conducted, taken as a whole, and good title to, or a valid leasehold interest in, all their other property necessary for their operations as then conducted, taken as a whole, and none of such property necessary for their operations as then conducted, taken as a whole, is subject to any Lien, except as permitted by this Agreement.

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         SECTION 5.9 Intellectual Property. The Borrower and each of its Restricted Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). The use of such Intellectual Property by the Borrower and its Restricted Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         SECTION 5.10 Taxes. (a) Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports which, to the knowledge of the Borrower, are required to be filed and has paid all Taxes required to have been paid by it, except (i) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (ii) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect; (b) no Tax Lien has been filed, and (c) to the knowledge of the Borrower, no claim is being asserted, with respect to any such Tax.

         SECTION 5.11 Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

         SECTION 5.12 ERISA. No ERISA Event has occurred or is reasonably expected to occur, that when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.13 Investment Company Act; Other Regulations. The Borrower is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation which limits its ability to incur Indebtedness.

         SECTION 5.14 Subsidiaries. As of the Restatement Closing Date, (a) the Persons set forth on Schedule 5.14 constitute all of the Subsidiaries of the Borrower, all Joint Ventures in which the Borrower owns any interest, and the percentage of the equity interests owned by the Borrower in each such Person as of such date and (b) except for Arizona Storage, GTM Arizona and MIAGS, each of the Subsidiaries listed on Schedule 5.14 is a Restricted Subsidiary.

         SECTION 5.15 Purpose of Loans, Letters of Credit. The proceeds of the Revolving Credit Loans shall be used by the Borrower (a) to refinance Indebtedness under the Existing Credit Agreement and (b) for general corporate purposes. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U, and X. The Letters of Credit shall be used for the purposes described in subsection 3.1(b). The proceeds of any series of Additional Term Loans shall be used for general corporate purposes, including the refinancing of any existing Indebtedness of the Borrower.

         SECTION 5.16      Environmental Matters. Except as set forth on
Schedule 5.16:

                  (a) To the best knowledge of the Borrower, the Properties do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) give rise to liability under, any Environmental Law, except in either case insofar as such violation or liability, or any aggregation thereof, could not reasonably be expected to result in the payment by a Loan Party of a Material Environmental Amount.

                  (b) To the best knowledge of the Borrower, the Properties and all operations at the Properties are in compliance, and have in the period commencing six months prior to the date hereof been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Borrower or any of its Subsidiaries or any Joint Venture (the "Business") which could materially interfere with the continued operation of any material Property or which could reasonably be expected to have a Material Adverse Effect.

                  (c) Neither the Borrower nor any of its Subsidiaries nor, to the best knowledge of the Borrower, any Joint Venture has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that is or could reasonably be expected to result in the payment by a Loan Party of a Material Environmental Amount.

                  (d) To the best knowledge of the Borrower, Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, could not reasonably be expected to result in the payment by a Loan Party of a Material Environmental Amount.

                  (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary, or, to the best knowledge of the Borrower, any Joint Venture, is or will be named as a party with respect to the Properties or the

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, could not reasonably be expected to result by a Loan Party in the payment of a Material Environmental Amount.

                  (f) To the best knowledge of the Borrower, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary or any Joint Venture, in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, could not reasonably be expected to result in the payment by a Loan Party of a Material Environmental Amount.

                  (g) There are no Liens arising under or pursuant to any Environmental Laws on any of the real properties or properties owned or leased by any Loan Party, and no government actions have been taken or are in process which could subject any of such properties to such Liens and no Loan Party would be required to place any notice or restriction relating to the presence of Hazardous Materials at any properties owned by it in any deed to such properties, except, in each case, for Liens permitted by this Agreement.

                  (h) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of any Loan Party in relation to any properties or facility now or previously owned or leased by any Loan Party that indicate facts that reasonably could be expected to cause a Material Adverse Effect and have not been made available to the Lenders.

         SECTION 5.17 Accuracy and Completeness of Information. The factual statements contained in the financial statements (other than financial projections) referred to in Section 5.1, the Loan Documents, the Confidential Information Memorandum dated July 2003 and any other certificates or documents furnished or to be furnished (but only, with respect to documents furnished after the Restatement Closing Date, documents provided pursuant to Section 7.2(d)) to the Administrative Agent or the Lenders from time to time in connection with this Agreement, taken as a whole, do not and will not, to the knowledge of the Borrower, as of the date when made, contain any untrue statement of a material fact or omit to state a material fact (other than omissions that pertain to matters of a general economic nature, matters generally known to the Administrative Agent or matters of public knowledge that generally affect any of the industry segments included in the businesses of the Loan Parties or any Joint Venture) necessary in order to make the statements contained therein not misleading in light of the circumstances in which the same were made, such knowledge qualification being given only with respect to factual statements made by Persons other than the Borrower, and all financial projections contained in any such document or certificate have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable.

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         SECTION 5.18 Security Documents. The Pledge Agreements are each effective to create in favor of the Collateral Agent, for the ratable benefit of the Lenders and the Marco Polo Lenders, a legal, valid and enforceable security interest in the respective Interests described therein and proceeds thereof, and the Pledge Agreements each constitute a fully perfected first Lien on, and security interest in, all right, title and interest of the Borrower and the Subsidiary Guarantors, respectively, in such Interests and Pledged Certificates described therein and in proceeds thereof superior in right to any other Person (subject to the Liens permitted pursuant to Section 8.3). Each Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Lenders and the Marco Polo Lenders, a legal, valid and enforceable security interest in the respective collateral described therein and proceeds thereof, and the Security Agreements constitute fully perfected, first priority Liens on, and security interests in (subject to the Liens permitted pursuant to Section 8.3), all right, title and interest of the Borrower and the Subsidiary Guarantors in such collateral and the proceeds thereof superior in right to any other Person other than Liens permitted hereby.

         SECTION 5.19      Partnership Agreement.

                  (a) As of the Restatement Closing Date, the Administrative Agent has received a complete copy of the Partnership Agreement, and all amendments thereto, waivers, relating thereto and other side letters or agreements affecting the terms thereof, which has not been amended or supplemented, nor have any of the provisions thereof been waived, except (i) pursuant to a written agreement or instrument which has heretofore been consented to in writing by the Required Lenders or (ii) in accordance with the provisions of this Agreement.

                  (b) The Partnership Agreement has been duly executed and delivered, to the Borrower's knowledge, by each of the other parties thereto, is in full force and effect and constitutes a legal, valid and binding enforceable obligation of each party thereto. The General Partner is not in default in the performance of any of its obligations thereunder in any material respect that would give any other party to such Partnership Agreement a right to terminate such Partnership Agreement.

         SECTION 5.20 Senior Debt. The Obligations constitute "Senior Debt" of the Borrower under and as defined in the Senior Subordinated Note Indentures. The obligations of each Subsidiary Guarantor under the Loan Documents to which it is a party constitute "Guarantor Senior Debt" of such Subsidiary Guarantor under and as defined in the Senior Subordinated Note Indentures.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

         SECTION 6.1 Conditions to Initial Extensions of Revolving Credit. The agreement of each Revolving Credit Lender to make the initial extension of revolving credit requested to be made by it was subject to the satisfaction, immediately prior to or concurrently with the making of such extension of credit on the Restatement Closing Date, of the following conditions precedent:

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (a) Loan Documents. The Administrative Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower and the Co-Borrower, (ii) for the account of each Revolving Credit Lender which requests the same, a Revolving Credit Note executed and delivered by a duly authorized officer of the Borrower and the Co-Borrower, and (iii) a confirmation of each of the Guarantee and Security Documents, executed and delivered by a duly authorized officer of each Loan Party thereto and satisfactory in form to the Administrative Agent.

                  (b) Related Documents. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or it counsel may reasonably request relating to the organization and existence of the Borrower and the other Loan Parties, the authorization of the Loans and any other legal matter relating to any Loan Party, this Agreement, the other Loan Documents or the transactions contemplated by this Agreement, all in form and substance satisfactory to the Administrative Agent and its counsel.

                  (c) Borrowing Certificate. The Administrative Agent shall have received a certificate of the Borrower, dated as of the Restatement Closing Date, substantially in the form of Exhibit I hereto, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President of the Borrower and the Secretary or any Assistant Secretary of the Borrower.

                  (d) Fees. The Administrative Agent and each Revolving Credit Lender shall have received the fees to be received on the Restatement Closing Date as separately agreed to between each of them and the Borrower.

                  (e) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Revolving Credit Lender, the executed legal opinions of Akin Gump, Strauss Hauer & Feld LLP, counsel to the Borrower and the other Loan Parties, and Gregory W. Jones, in-house counsel to the Borrower and the other Loan Parties, each addressed to the Administrative Agent and each Revolving Credit Lender in form and substance reasonably satisfactory to the Administrative Agent.

                  (f) Pledged Stock; Stock Powers. The Administrative Agent shall have received the certificates, if any, representing the shares, limited partner interests, and limited liability company interests pledged pursuant to each of the Pledge Agreements, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof. Each Instruction to Register Pledge referred to in such Pledge Agreements shall have been delivered to the Borrower and its applicable Subsidiaries, and each Initial Transaction Statement referred to in such Pledge Agreements shall have been delivered to the Administrative Agent, as are required by any of the Pledge Agreements.

                  (g) Actions to Perfect Liens. The Administrative Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly completed financing

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT statements on form UCC-1 and amendments to financing statements on form UCC-3, necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents shall have been completed.

                  (h) Good Standing Certificates. The Administrative Agent shall have received copies of certificates dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, evidencing the good standing of the Borrower and each other Loan Party in each state where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, partnership or limited liability company, as the case may be.

                  (i) Litigation, Etc. No suit, action, investigation, inquiry or other proceeding (including the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority shall be pending and no preliminary or permanent injunction or order by a state or federal court shall have been entered (i) in connection with any Loan Document or any of the transactions contemplated hereby or thereby or (ii) which, in any such case could reasonably be expected to have a Material Adverse Effect.

                  (j) Consents. All material governmental and third party approvals (or arrangements satisfactory to the Revolving Credit Lenders in lieu of such approvals) necessary or advisable in connection with the transactions and financings contemplated hereby and by the other Loan Documents and the continuing operations of the Borrowers and the Restricted Subsidiaries shall have been obtained and be in full force and effect.

                  (k) Material Adverse Effect. No event which has or could reasonably be expected to have a Material Adverse Effect shall have occurred.

                  (l) Financial Statements. The Administrative Agent shall have received and shall have made available to the Lenders in an electronic format (posted on Intralinks or other similar service), complete copies of the financial statements described in Section 5.1.

                  (m) Accrued Interest and Fees. The Borrower shall have paid to the Administrative Agent all unpaid interest, commitment fees and letter of credit commissions accrued under the Existing Credit Agreement through the Restatement Closing Date.

                  (n) Reallocation of Revolving Credit Loans; Assignments. The Revolving Credit Lenders shall have reallocated the Revolving Credit Loans outstanding under the Existing Credit Agreement immediately prior to the Restatement Closing Date, and the Revolving Credit Lenders and the lenders under this Agreement shall be deemed to have made such assignments of the Revolving Credit Commitments among themselves, as directed by the Administrative Agent in order to reflect the Revolving Credit Commitments under this Agreement.

                  (o) Additional Matters. All corporate, company, partnership and other proceedings, and all documents, instruments and other legal matters in connection with

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Revolving Credit Lenders, and the Revolving Credit Lenders shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as any of them shall reasonably request.

         SECTION 6.2 Conditions to Each Extension of Revolving Credit. The agreement of each Revolving Credit Lender to make any extension of revolving credit (including the renewal or extension of a Letter of Credit) requested to be made by it on any date (including, without limitation, its initial extension of revolving credit) is subject to the satisfaction of the following conditions precedent:

                  (a) Representations and Warranties. Each of the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

                  (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

                  (c) Financial Covenants. At the time of and immediately after giving effect to such extension of credit, the Borrower shall be in compliance on a pro forma basis with Section 8.1.

         Each borrowing of a Revolving Credit Loan by the Borrower hereunder, and each issuance or renewal or extension of a Letter of Credit hereunder, shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this Section 6.2 have been satisfied; provided that with respect to paragraph (c) above, such representation and warranty shall be made by the Borrower in good faith based upon assumptions believed by the Borrower to be reasonable.

         SECTION 6.3 Conditions Precedent to Making the Additional Term Loans. The agreement of each Additional Term Loan Lender to make on any Additional Term Loan Closing Date any Additional Term Loans pursuant to a Term Loan Addendum is subject to the satisfaction, immediately prior to or concurrently with the making of such Additional Term Loans, of the following conditions precedent:

                  (a) Term Loan Addendum. The Administrative Agent shall have received (i) a Term Loan Addendum, executed and delivered by a duly authorized officer of the Borrower and the Co-Borrower, (ii) for the account of each Additional Term Loan Lender which requests the same, an Additional Term Loan Note executed and delivered by a duly authorized officer of the Borrower, (iii) a confirmation of each of the Guarantees and Security Documents substantially in the form of Exhibit C hereto,

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT executed and delivered by a duly authorized officer of each Loan Party and (iv) such additional security documents reasonably requested by the Administrative Agent.

                  (b) Borrowing Certificate. The Administrative Agent shall have received a certificate of the Borrower, dated the Additional Term Loan Closing Date, substantially in the form of Exhibit I hereto, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President of the Borrower and the Secretary or any Assistant Secretary of the Borrower.

                  (c) Related Documents. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or it counsel may reasonably request relating to the organization and existence of the Borrower and the other Loan Parties, the authorization of the Loans and any other legal matter relating to any Loan Party, this Agreement, the applicable Term Loan Addendum, the other Loan Documents or the transactions contemplated by this Agreement and such Term Loan Addendum, all in form and substance satisfactory to the Administrative Agent and its counsel.

                  (d) Fees. The Borrower shall have paid to (i) the Administrative Agent and each Additional Term Loan Lender the fees to be received on the closing date for such series of Additional Term Loans, as separately agreed to between each of them and the Borrower and (ii) the Administrative Agent all unpaid interest, commitment fees and letter of credit commissions accrued under this Agreement through the closing date for such series of Additional Term Loans.

                  (e) Good Standing Certificates. The Administrative Agent shall have received copies of certificates dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, evidencing the good standing of the Borrower and each other Loan Party in each state where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, partnership or limited liability company, as the case may be.

                  (f) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

                  (g) Additional Matters. The Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated by the applicable Term Loan Addendum or by the other Loan Documents as it shall reasonably request.

                                   ARTICLE VII
                              AFFIRMATIVE COVENANTS

         The Borrower hereby agrees that, so long as the Revolving Credit Commitments or Additional Term Loan Commitments remain in effect, any Term Loan, Note or any Letter of Credit remains outstanding and unpaid or any other amount is owing to any Lender or the

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Administrative Agent hereunder, the Borrower shall and (except in the case of delivery of financial information, reports, and notices) shall cause each of its Restricted Subsidiaries and, with respect to Section 7.11, each of its Unrestricted Subsidiaries, to:

         SECTION 7.1 Financial Statements. Furnish to the Administrative Agent, with copies for the Lenders and the Collateral Agent:

                  (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by PricewaterhouseCoopers LLP or other independent certified public accountants of nationally recognized standing;

                  (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated and consolidating statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidated and consolidating financial statements of the Borrower and its consolidated Subsidiaries (subject to normal year-end audit adjustments);

                  (c) concurrently with the delivery of the financial statements for any fiscal year described in paragraph (a) of this
         Section 7.1, the unaudited consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related unaudited consolidating statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidating financial statements of the Borrower and its consolidated Subsidiaries;

                  (d) as soon as available, but in any event within 120 days after the end of each fiscal year of each Joint Venture for which the Borrower is required to file an audited balance sheet with the Securities and Exchange Commission, a copy of such audited balance sheet of such Joint Venture, as at the end of such year and the related unaudited statements of income and retained earnings and of cash flows of such Joint Venture, for such year, setting forth in each case in a comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing; and

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (e) upon the request of any Lender, the unaudited balance sheet of each Joint Venture whose distributions to Loan Parties or Consolidated EBITDA (mutatis mutandis) constituted more than 15% of Consolidated EBITDA for the previous quarter, as at the end of each such quarter of such Joint Venture, and the related unaudited consolidated statements of income and retained earnings and of cash flows of such Joint Venture, for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, in each case received by the Borrower or any of its Subsidiaries during such fiscal quarter;

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and (except for any financial statements of a Joint Venture) in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein and, with respect to unaudited interim financial statements, for the absence of footnotes and year-end adjustments).

         SECTION 7.2 Certificates; Other Information. Furnish to the Administrative Agent, with copies for the Lenders and the Collateral Agent:

                  (a) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default relating to accounting issues, except as specified in such certificate;

                  (b) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and 7.1(b), a certificate of a Responsible Officer of the Borrower, (i) stating that, to the best of such Officer's knowledge, the Borrower and its Subsidiaries during such period have observed or performed all of their respective covenants and other agreements, and satisfied every condition, contained in this Agreement, the Notes and the other Loan Documents to be observed, performed or satisfied by them, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, and (ii) setting forth in reasonable detail the calculation of the covenants set forth in Section 8.1 for the Calculation Period ending on the last day of such fiscal quarter;

                  (c) not later than thirty days after the beginning of each fiscal year of the Borrower, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower for such fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of sound financial planning practice and that such Officer has no reason to believe they are incorrect or misleading in any material respect;

                  (d) within five days after the same are sent, copies of all financial statements and reports which the Borrower sends to the holders of its Capital Stock, and within five days after the same are filed, copies of all financial statements and reports which the

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

                  (e) upon the request of any Lender, and to the extent the same have been received by the Borrower or any of its Subsidiaries, a copy of the projections by each Joint Venture whose distributions to Loan Parties or Consolidated EBITDA (mutatis mutandis) constituted more than 15% of Consolidated EBITDA for the previous quarter and any of the interests in which is directly owned by the Borrower or a Restricted Subsidiary, as the case may be, of the operating budget and cash flow budget of such Joint Venture for the succeeding fiscal year; and

                  (f) promptly, such additional financial and other information concerning any Loan Party or (to the extent the Borrower or any of its Restricted Subsidiaries has the legal right to provide such information) any Unrestricted Subsidiary or Joint Venture as any Lender may from time to time reasonably request.

         SECTION 7.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be, and except where the failure to so pay, discharge or satisfy such obligations could not reasonably be expected to have a Material Adverse Effect.

         SECTION 7.4 Conduct of Business and Maintenance of Existence. Except as permitted by this Agreement, preserve, renew and keep in full force and effect its entity existence; take all reasonable action to maintain all rights, privileges and franchises material to the Business; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         SECTION 7.5 Maintenance of Property; Insurance. (a) Keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations; and furnish to any Lender, upon written request, full information as to the insurance carried.

         SECTION 7.6 Inspection of Property; Books and Records; Discussions. Keep proper books of records and accounts in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Restricted Subsidiaries with officers and employees of the Borrower and its Restricted Subsidiaries and with its independent certified public accountants.

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         SECTION 7.7 Notices. Promptly give notice to the Administrative Agent, the Collateral Agent and each Lender of:

                  (a)      the occurrence of any Default or Event of Default;

                  (b) the filing or commencement of any action, suit, or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any of its Subsidiaries that, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

                  (c) as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof, the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $35,000,000; and

                  (d) any development or event which could reasonably be expected to have a Material Adverse Effect or cause the incurrence of an environmental liability of any Loan Party in excess of the Material Environmental Amount.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

         SECTION 7.8       Environmental Laws.

                  (a) Comply with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, in each case except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

                  (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and, if adversely determined, could not reasonably be expected to have a Material Adverse Effect; and

                  (c) Defend, indemnify and hold harmless the Administrative Agent, the Collateral Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements and damages, and reasonable costs and expenses, of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
         attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, REGARDLESS OF WHETHER OR NOT SUCH INDEMNIFIED LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF THE PARTY SEEKING INDEMNIFICATION THEREFORE; provided that the Borrower shall have no obligation hereunder to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of the Notes and all other amounts payable hereunder.

         SECTION 7.9 Maintenance of Liens of the Security Documents. Promptly, upon the request of the Collateral Agent, at the Borrower's expense, execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents or otherwise deemed by the Collateral Agent necessary or desirable for the continued validity, perfection and priority of the Liens on the collateral covered thereby.

         SECTION 7.10      Pledge of After-Acquired Property.

                  (a) With respect to any right, title or interest of any Loan Party in any Capital Stock or other property of a type subject to the Security Documents and acquired after the Restatement Closing Date, promptly grant or cause to be granted to the Collateral Agent, for the ratable benefit of the Lenders and the Marco Polo Lenders, a first Lien of record on all such Capital Stock and property (other than such Capital Stock and property subject to (i) prior Liens in existence at the time of acquisition thereof and not created in anticipation of such acquisition, in which case the Lien of the Lenders shall be of such priority as is permitted by such prior Lien and (ii) other Liens that are expressly permitted by this Agreement), upon terms substantially the same as those set forth in the Security Documents, and satisfy the conditions with respect thereto set forth in Section 6.1. The Borrower, at its own expense, shall execute, acknowledge and deliver, or cause its Restricted Subsidiaries to execute, acknowledge and deliver, and thereafter register, file or record, or cause its Restricted Subsidiaries to register, file or record, in an appropriate governmental office, any document or instrument deemed by the Collateral Agent to be necessary or desirable for the creation and perfection of the foregoing Liens and deliver Uniform Commercial Code searches in jurisdictions requested by the Collateral Agent with respect to such Capital Stock and other property and legal opinions requested by the Collateral Agent and shall pay, or cause to be paid, all taxes and fees related to such registration, filing or recording.

                  (b) With respect to any new Restricted Subsidiary created or acquired after the Restatement Closing Date by the Borrower, promptly cause such Restricted Subsidiary to execute and deliver to the Administrative Agent the Subsidiaries Guarantee, and, if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to such Restricted Subsidiary and the Subsidiaries Guarantee, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (c) Notwithstanding anything to the contrary in any Loan Document, neither the Borrower nor any Restricted Subsidiary shall be obligated to (i) pledge under the Loan Documents any of its equity interest in any Joint Venture if such pledge is prohibited by any Contractual Obligation or (ii) pledge under the Loan Documents any of its real property except to the extent of any fixtures as and to the extent specified in the Security Agreements.

                  (d) Notwithstanding anything to the contrary in any Loan Document, if the Borrower or any Restricted Subsidiary has pledged its interest in any Joint Venture and the Borrower or such Restricted Subsidiary desires to make a contribution of or investment with such interest to or in a second Joint Venture in accordance with subsection 8.8(f), the Lien held by the Lenders upon such interest shall terminate as long as the interest held by the Borrower or Restricted Subsidiary in the second Joint Venture shall be subject to a Lien under the Loan Documents in accordance with subsection 8.8(f) unless otherwise agreed by the Required Lenders.

         SECTION 7.11      Agreements Respecting Unrestricted Subsidiaries.

                  (a) Operate each Unrestricted Subsidiary in such a manner as to make it apparent to all creditors of such Unrestricted Subsidiary that such Unrestricted Subsidiary is a legal entity separate and distinct from the Borrower or any Restricted Subsidiary and as such is solely responsible for its debts.

                  (b) In connection with any Indebtedness or Guarantee Obligations incurred by each Unrestricted Subsidiary, (i) incur such Indebtedness only on a basis which does not permit, allow or provide for recourse to the Borrower or any Restricted Subsidiary, and (ii) incur any such Indebtedness or Guarantee Obligations in excess of $500,000 only under a loan agreement, note, lease, instrument or other agreement that expressly states that such Indebtedness is being incurred by such Unrestricted Subsidiary on a basis which is non-recourse to the Borrower and its Restricted Subsidiaries, provided that no such agreement, note, lease, instrument or other agreement shall be required to include such statement if such agreement, note, lease, instrument or other agreement was in effect on the date such Subsidiary became an Unrestricted Subsidiary.

                  (c) Notwithstanding any provision of the Loan Documents to the contrary, the Borrower and the Restricted Subsidiaries may incur Guarantee Obligations consisting of guarantees of performance obligations of Unrestricted Subsidiaries as long as such guarantees do not constitute guarantees of payment.

         SECTION 7.12 Amendments to Partnership Agreement. Deliver to the Administrative Agent any amendments to the Partnership Agreement, written waivers and consents relating thereto and other side letters or agreements in writing affecting the terms thereof.

                                  ARTICLE VIII
                               NEGATIVE COVENANTS

         The Borrower hereby agrees that, so long as the Revolving Credit Commitments or any Additional Term Loan Commitments remain in effect, any Loan, Note or Letter of Credit

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder, the Borrower shall not, and (except with respect to Section 8.1) shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

         SECTION 8.1       Financial Condition Covenants.

                  (a) Interest Coverage Ratio. Permit for any Calculation Period the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Interest Expense for such period to be less than 2.0 to 1.0;

                  (b) Senior Leverage Ratio. Permit, on the last day of any fiscal quarter of the Borrower, the ratio of (x) Consolidated Total Senior Indebtedness at such date to (y) the Consolidated EBITDA for the Calculation Period ending on such date to exceed 3.25 to 1.0; or

                  (c) Leverage Ratio. Permit, on the last day of any fiscal quarter of the Borrower, the ratio of (x) the Consolidated Total Indebtedness at such date to (y) the Consolidated EBITDA for the Calculation Period ending on such date to exceed 5.25 to 1.0.

         SECTION 8.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, unless (a) no Default shall have occurred and be continuing at the time of or immediately after giving effect to the creation, incurrence, assumption or existence of such Indebtedness and (b) immediately after giving effect to the creation, incurrence or assumption of such Indebtedness and the application of the proceeds thereof, the Borrower would be in pro forma compliance with the covenants set forth in Section 8.1.

         SECTION 8.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

                  (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Restricted Subsidiaries, as the case may be, in conformity with GAAP;

                  (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

                  (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

                  (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

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                  (e)      easements, rights-of-way, restrictions and other
         similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Restricted Subsidiary;

                  (f) Liens created pursuant to construction, operating, farmout and maintenance agreements, space lease agreements, Joint Venture Charters and related documents (to the extent requiring a Lien on the equity interest of the Borrower or any Restricted Subsidiary, as the case may be, in the applicable Joint Venture is required thereunder), division orders, contracts for sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements and other similar agreements, in each case having ordinary and customary terms and entered into in the ordinary course of business by the Borrower and its Restricted Subsidiaries;

                  (g) additional Liens securing Indebtedness and other obligations not to exceed $10,000,000 at any one time outstanding;

                  (h) the Borrower and its Restricted Subsidiaries may pledge on a non-recourse basis (i) their equity interest in Gateway to secure Indebtedness of Gateway under the Marco Polo Financing Documents and (ii) their equity interest in Cameron Highway to secure Indebtedness of Cameron Highway under the Cameron Highway Financing Documents;

                  (i) Liens on the Collateral securing the Guarantee Obligations permitted by Section 8.4(e) on a pari passu basis with the Liens on the Collateral securing the Obligations and guarantees thereof, subject to the terms and provisions of the Intercreditor Agreement;

                  (j)      Liens created pursuant to the Loan Documents;

                  (k) Liens securing Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of the Borrower or any Restricted Subsidiary or to which any asset is subject existing at the time such asset is acquired by the Borrower or any Restricted Subsidiary; provided that (A) such Liens are not created in contemplation of or in connection with i. any Person being merged with or into or becoming a Subsidiary of the Borrower or any Restricted Subsidiary as described in clause (i) above, or ii. any asset being acquired by the Borrower or any Restricted Subsidiary as described in clause (ii) above, as the case may be, (B) such Liens shall secure only those obligations which such Liens secure on the date on which i. such Person merges into or becomes a Subsidiary of the Borrower or any Restricted Subsidiary or ii. such asset is acquired by the Borrower or any Restricted Subsidiary, as the case may be, and any refinancing, refunding or replacement of such obligations (provided that such refinancing, refunding or replacement does not result in an increase in the amount of such obligations), and (C) such Liens shall not apply to any property or assets of the Borrower or any of its Subsidiaries or any Restricted Subsidiary other than property or assets as to

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
         which a Lien has been granted prior to the date on which i. such Person merges into or becomes a Subsidiary or the Borrower or any Restricted Subsidiary or ii. such asset is acquired by the Borrower or any Restricted Subsidiary, as the case may be, and the proceeds thereof;

                  (l) Liens securing sale/leaseback transactions permitted by Section 8.11;

                  (m)      Liens securing Indebtedness or other obligations of
         (i) any Restricted Subsidiary to the Borrower or Co-Borrower or (ii) any Restricted Subsidiary to any other Restricted Subsidiary; or

                  (n) In connection with its obligations pursuant to any construction management agreement, operating agreement or other similar agreement entered into with a Joint Venture, each Restricted Subsidiary may grant, on a non-recourse basis, a Lien on any of its easements, rights of way, access permits or other similar rights located in the Gulf of Mexico that have been granted to such Restricted Subsidiary by the Minerals Management Service of the United States Department of the Interior.

This Section 8.3 shall not restrict the ability of any Joint Venture or Unrestricted Subsidiary to create, incur, assume or suffer to exist any Lien on any of its property.

         SECTION 8.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:

                  (a) Guarantee Obligations created pursuant to the Loan Documents in respect of the Obligations;

                  (b) Guarantee Obligations of any Loan Party with respect to the Indebtedness of any Unrestricted Subsidiary or Joint Venture, incurred after the Restatement Closing Date in an aggregate amount not to exceed $100,000,000 at any one time outstanding;

                  (c) Guarantee Obligations of the Borrower and its Restricted Subsidiaries supporting obligations of the Borrower and/or Restricted Subsidiaries;

                  (d) Guarantee Obligations of any Subsidiary Guarantor in respect of the Senior Subordinated Notes, provided that such Guarantee Obligations are subordinated to such Subsidiary Guarantor's obligations under the Loan Documents to the same extent as the obligations of the Borrower in respect of the Senior Subordinated Notes;

                  (e) Guarantee Obligations, in addition to those described in clauses (f) and (g) of this Section 8.4, of up to $22,500,000 in the aggregate incurred pursuant to the Marco Polo Clawback;

                  (f) Guarantee Obligations of any Subsidiary Guarantor in respect of the Senior Notes; and

                  (g)      Guarantee Obligations permitted by Section 7.11(c).

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         SECTION 8.5       Limitations on Fundamental Changes. Enter into any
merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in its present method of conducting business, except:

                  (a) any Restricted Subsidiary may be merged or consolidated with or into the Borrower (as long as the Borrower is the surviving entity) or any one or more Restricted Subsidiaries which is a Subsidiary Guarantor (provided that, if any of such Restricted Subsidiaries is not wholly owned by the Borrower, the Restricted Subsidiary or Restricted Subsidiaries in which the Borrower owns the greatest interest shall be the continuing or surviving corporation);

                  (b) any Restricted Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other Restricted Subsidiary which is a Subsidiary Guarantor and in which, if not wholly owned by the Borrower, the Borrower owns at least the same percentage interests as the Borrower owns in the transferor Restricted Subsidiary; and

                  (c) the Borrower or any Restricted Subsidiary may enter into a merger, consolidation or share exchange with any other Person so long as:

                           (i)      such transaction is permitted under Section
                  8.8;

                           (ii) such transaction shall be effected in such manner so that (A) if the Borrower is a party to such transaction, the Borrower is the surviving entity and (B) otherwise, the Restricted Subsidiary shall be the continuing or surviving entity or the continuing or surviving entity shall become a Restricted Subsidiary;

                           (iii) at the time of such acquisition and after giving effect thereto, no Default or Event of Default shall have occurred and shall be continuing; and

                  (d) solely to effect any transaction permitted by subsection 8.6(b).

         The transactions permitted under this Section 8.5 shall be permitted notwithstanding anything to the contrary in subsection 4(j) of the Borrower Pledge Agreement and subsection 4(j) of the Subsidiary Pledge Agreement.

         SECTION 8.6 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including receivables and leasehold interests), whether now owned or hereafter acquired, except:

                  (a)      as permitted by Section 8.5;

                  (b) as long as no Default or Event of Default has occurred and is continuing or would result therefrom the Borrower and the Restricted Subsidiaries may sell or otherwise dispose of property having an aggregate value not in excess of $200,000,000;

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (c) the Borrower and its Restricted Subsidiaries may enter into customary farmout and operating agreements and customary agreements for exchanges of working interests;

                  (d) the Borrower and its Restricted Subsidiaries may sell or otherwise dispose of any or all of their oil and gas interests;

                  (e) the Borrower and its Restricted Subsidiaries may during the period commencing on the Restatement Closing Date to and including the Revolving Credit Termination Date exchange assets with El Paso (or a Subsidiary thereof) having a fair market value not to exceed $50,000,000 in the aggregate for other assets as long as (i) each such exchange is for fair market value and is on fair and reasonable terms no less favorable to the Borrower or the applicable Restricted Subsidiary, as the case may be, than it would obtain in an arm's length transaction and (ii) the assets received in each such exchange become Collateral to the extent required by the Loan Documents;

                  (f) the Borrower and its Restricted Subsidiaries may sell or otherwise dispose of any Unrestricted Subsidiary;

                  (g)      as permitted by Section 8.8; and

                  (h) the Borrower and its Restricted Subsidiaries may sell or otherwise dispose of any equity interest in Cameron Highway, provided that following any such sale or other disposition, the Borrower and its Restricted Subsidiaries, in the aggregate, continue to hold at least 30% of the outstanding equity interest in Cameron Highway.

The transactions permitted under this Section 8.6 shall be permitted notwithstanding anything to the contrary in subsection 4(j) of the Borrower Pledge Agreement and subsection 4(j) of the Subsidiary Pledge Agreement.

         SECTION 8.7 Limitation on Dividends. Declare or pay any dividend or distribution on (other than dividends, including splits, payable solely in non-mandatorily redeemable Capital Stock or mandatorily redeemable Capital Stock that does not require redemption prior to the first anniversary of the Revolving Credit Termination Date), or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Restricted Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"), except that:

                  (a) as long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower may make Restricted Payments (i) as permitted under the Partnership Agreement on its Capital Stock, including its Series F Units and the General Partnership Interest, or (ii) out of the net cash proceeds of an issuance of Common Units or out of the net cash proceeds of an issuance of Senior Notes or Senior Subordinated Notes, in each case occurring within 120 days of such Restricted Payment;

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (b) the Borrower may exchange or convert Series C Units for or into Common Units in accordance with the terms of the Series C Units;

                  (c) the Borrower may issue Common Units in exchange for Senior Notes, Senior Subordinated Notes or other debt securities in connection with the conversion of any Series F Units in accordance with the terms of the Series F Units; and

                  (d) acquisitions by officers, directors and other representatives of the Borrower or the General Partner of Capital Stock of the Borrower through cashless exercise of options pursuant to a common unit option plan will not constitute a Restricted Payment.

         SECTION 8.8 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except:

                  (a) extensions of trade credit in the ordinary course of business;

                  (b)      investments in Cash Equivalents;

                  (c) capital contributions, loans or other investments made by the Borrower to any Restricted Subsidiary which is a Subsidiary Guarantor and by any Restricted Subsidiary to the Borrower or any Restricted Subsidiary which is a Subsidiary Guarantor;

                  (d) capital contributions, loans or other investments by Subsidiaries of the Borrower or any Joint Venture to or in the Borrower or any Restricted Subsidiary, provided that no Default or Event of Default shall have occurred and be continuing, or would occur as a result of such investment;

                  (e) other non-hostile acquisitions of equity securities of, or assets constituting a business unit of, any Person (an "Acquired Business"), provided that (i) immediately prior to and after giving effect to any such acquisition, no Default or Event of Default shall have occurred or be continuing (whether under Section 8.17 or otherwise), (ii) such acquisition is consummated in accordance with applicable law, (iii) if such acquisition is of equity securities of a Person, such Person becomes a Restricted Subsidiary, (iv) the Borrower shall be in pro forma compliance with the covenants set forth in
         Section 8.1 after giving effect to such acquisition and (v) the Acquired Business shall not be subject to any material liabilities which would be expressly prohibited by this Agreement after such acquisition;

                  (f) the contribution by the Borrower or any Restricted Subsidiary of the equity interests owned by it in a Joint Venture to another Joint Venture or the investment by the Borrower or any Restricted Subsidiary in another Joint Venture to the extent made with equity interests in a Joint Venture owned by it as long as (i) the Borrower or such Restricted Subsidiary receives in exchange equity interests in such transferee Joint Venture and (ii) unless otherwise agreed by the Required Lenders, if the transferred

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
         equity interests are subject to a Lien under the Loan Documents, the equity interests received in exchange become subject to a Lien under the Loan Documents;

                  (g) capital contributions, loans, or other investments to or in Gateway consisting of up to $55,000,000, in the aggregate, of cash and other assets related to the Marco Polo Platform;

                  (h) capital contributions, loans, or other investments to or in Cameron Highway consisting of up to $95,000,000, in the aggregate, of cash and other assets related to the Cameron Highway Oil Pipeline;

                  (i) capital contributions, loans or other investments in Joint Ventures or Unrestricted Subsidiaries, in addition to those otherwise permitted by subsections 8.8(a) through 8.8(h), in an aggregate amount not to exceed $100,000,000 during any fiscal year of the Borrower beginning with the fiscal year commencing on January 1, 2002, less the aggregate amount of Guarantee Obligations incurred pursuant to Section 8.4(b) then outstanding; and

                  (j) capital contributions, loans or other investments in a Person other than a Joint Venture or Unrestricted Subsidiary, in addition to those otherwise permitted by Section 8.8(a) through (i) above, in an aggregate amount not to exceed $5,000,000 for all such Persons during any fiscal year of the Borrower beginning with the fiscal year commencing on January 1, 2004.

         SECTION 8.9 Limitation on Optional Payments and Modifications of Debt Instruments and Other Agreements. Except to the extent no Default or Event of Default has occurred and is continuing or could reasonably be expected to result therefrom and it could not reasonably be expected to cause a Material Adverse Effect:

                  (a) make any optional payment or prepayment on, redemption of or purchase of, or voluntarily defease, or directly or indirectly voluntarily or optionally purchase, redeem, retire or otherwise acquire, the Senior Subordinated Notes, the Senior Notes or any other Indebtedness or Guarantee Obligations (other than the Obligations);

                  (b) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the right of payment subordination terms of the Senior Subordinated Notes or the Senior Subordinated Note Indentures;

                  (c) amend, modify, or change, or consent to any amendment, modification or change to, any of the terms of the Partnership Agreement or the Borrower's certificate of limited partnership; or

                  (d) waive or otherwise relinquish any of its rights or causes of action arising out of the Partnership Agreement or the Borrower's certificate of limited partnership.

         SECTION 8.10 Limitation on Transactions with Affiliates. Subject to the rights set forth in Section 8.13, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
transaction is (a) otherwise permitted under this Agreement, and (b) upon fair and reasonable terms no less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

         SECTION 8.11 Limitation on Sales and Leasebacks. Except for sales or dispositions permitted under Section 8.6(b), enter into any arrangement with any Person providing for the leasing by the Borrower or any Restricted Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Restricted Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Restricted Subsidiary.

         SECTION 8.12 Limitation on Changes in Fiscal Year. Permit the fiscal year of the Borrower to end on a day other than December 31.

         SECTION 8.13 Limitation on Lines of Business. Enter into any business, either directly or through any Restricted Subsidiary or Joint Venture, except for (a) gathering, transporting (by barge, pipeline, ship, truck or other modes of hydrocarbon transportation), terminalling, storing, producing, acquiring, developing, exploring for, processing, dehydrating, fractionating and otherwise handling hydrocarbons, including constructing pipeline, platform, dehydration, processing and other energy-related facilities, activities or services reasonably related or ancillary thereto and any other business that generates "qualifying income" as defined in section 7704(d) of the Code, as amended and (b) other businesses as long as the consolidated total assets principally relating to such other businesses, taken together, would not constitute a "significant subsidiary" of the Borrower under Regulation S-X as promulgated under the Securities Act of 1933, as amended.

         SECTION 8.14 Corporate Documents. Permit the amendment or modification of the limited liability company agreement or certificate of formation or incorporation of any Restricted Subsidiary if such amendment could reasonably be expected to have a Material Adverse Effect, or would authorize or issue any Capital Stock not authorized or issued on the Restatement Closing Date, except to the extent such authorization or issuance would have the same substantive effect as any transaction permitted by Section 8.5 or 8.6.

         SECTION 8.15 Compliance with ERISA. (a) Terminate any Plan, (b) engage in any "prohibited transaction" (as defined in Section 4975 of the Code) involving any Plan, or (c) incur or suffer to exist any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived involving any Plan, except where such action or condition listed in (a) through
(c) above could not reasonably be expected to cause a Material Adverse Effect.

         SECTION 8.16 Limitation on Restrictions Affecting Subsidiaries. Enter into, or suffer to exist, any agreement with any Person, other than the Lenders pursuant hereto and other than the arrangements described in Section 8.2, Section 8.3, Section 8.4(d), and Section 8.8 or which exist on the Restatement Closing Date, which prohibits or limits the ability of any Restricted Subsidiary to (a) pay dividends or make other distributions or pay any Indebtedness owed to the Borrower or any Restricted Subsidiary, (b) make loans or advances to or make other investments in the Borrower or any Restricted Subsidiary, (c) transfer any of its properties or assets to the

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Borrower or any Restricted Subsidiary, (d) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

         SECTION 8.17 Creation of Restricted Subsidiaries. Create or acquire any new Restricted Subsidiary of the Borrower or any of its Restricted Subsidiaries, unless, immediately upon the creation or acquisition of any such Restricted Subsidiary, (a) such Restricted Subsidiary shall become party to the Subsidiaries Guarantee as a Subsidiary Guarantor pursuant to an addendum thereto or other documentation in form and substance reasonably satisfactory to the Administrative Agent, (b) such Restricted Subsidiary shall become party to the Subsidiary Security Agreement as a grantor pursuant to an addendum thereto or other documentation in form and substance reasonably satisfactory to the Collateral Agent, and all actions required to perfect the Liens granted thereby, all filings required thereunder and all consents necessitated thereby shall have been taken, made or obtained, (c) all Capital Stock issued by such Restricted Subsidiary owned by the Borrower or any other Restricted Subsidiary shall have been pledged to the Collateral Agent pursuant to an addendum or amendment to the Borrower Pledge Agreement, the Subsidiary Pledge Agreement or other documentation in form and substance satisfactory to the Collateral Agent, (d) all corporate, company, partnership or other proceedings, and all documents, instruments and other legal matters in connection with the creation of such Restricted Subsidiary and the transactions contemplated by this Section 8.17 shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent and the Collateral Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of such creation or such transactions as it shall reasonably request and (e) no Default or Event of Default shall have occurred and be continuing after giving effect thereto.

         SECTION 8.18 Hazardous Materials. Except to the extent that the same could not reasonably be expected to have a Material Adverse Effect, permit the manufacture, storage, transmission or presence of any Hazardous Materials over or upon any of its properties except in accordance with all applicable Requirements of Law or release, discharge or otherwise dispose of any Hazardous Materials on any of its properties except that the Borrower and its Restricted Subsidiaries may treat, store and transport petroleum, its derivatives, by-products and other hydrocarbons, hydrogen sulfide and sulfur dioxide in the ordinary course of their business.

         SECTION 8.19 Actions by Joint Ventures. (a) Consent or agree to or acquiesce in any Joint Venture the interests in which are owned directly by the Borrower or a Restricted Subsidiary adversely changing its policy of making distributions of available cash to partners, or (b) so long as any interest therein is owned directly by the Borrower or a Restricted Subsidiary, consent or agree to or acquiesce in any Joint Venture's taking any actions that could reasonably be expected to have a Material Adverse Effect.

         SECTION 8.20 Hedging Transactions. Enter into any interest rate, cross-currency, commodity, equity or other security, swap, collar or similar hedging agreement or purchase any option to purchase or sell or to cap any interest rate, cross-currency, commodity, equity or other security, in any such case, other than to hedge risk exposures in the operation of its business, ownership of assets or the management of its liabilities.

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   ARTICLE IX
                                EVENTS OF DEFAULT

         If any of the following events shall occur and be continuing:

                  (a) The Borrower shall fail to pay any principal of any Note or any Reimbursement Obligation which is not funded by a Loan when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Note, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

                  (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                  (c) The Borrower shall default in the observance or performance of any agreement contained in Article VIII or in Section 7.11; or any Loan Party that is a party thereto shall default in the observance or performance of any agreement contained in Section 5(h),
         (i), (j) or (o) of the Borrower Security Agreement or the Subsidiary Security Agreement, or Section 4(b) of the Borrower Pledge Agreement or
         Section 4(b) of the Subsidiary Pledge Agreement; or

                  (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Article IX), and such default shall continue unremedied for a period of 30 days after the earlier of receipt of written notice thereof from the Administrative Agent or any Lender and the date upon which the Borrower was required to give notice of such default as contained in Section 7.7(a); or

                  (e) Any Loan Party or any Restricted Subsidiary of the Borrower shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; provided, however, that the aggregate principal amount of Indebtedness and Guarantee Obligations with respect to which such defaults shall have occurred shall equal or exceed $35,000,000; or

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (f) (i) Any Loan Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Loan Party shall make a general assignment for the benefit of its creditors; or
         (ii) there shall be commenced against any Loan Party any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Loan Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Loan Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or
         (iii) above; or (v) any Loan Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (g) an ERISA Event shall have occurred that, in the reasonable opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or

                  (h) One or more judgments or decrees shall be entered against the Borrower or any of its Restricted Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $35,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

                  (i) Except with respect to matters disclosed on Schedule 5.16, which matters shall not, in the aggregate, incur remediation and/or environmental compliance expenses and/or fines, penalties or other charges in excess of $55,000,000, if at any time any Loan Party shall become liable for remediation and/or environmental compliance expenses and/or fines, penalties or other charges which, in the aggregate, are in excess of the Material Environmental Amount for any Loan Party; or

                  (j) For any reason (other than any act on the part of the Administrative Agent, the Collateral Agent or the Lenders or as permitted by Section 11.18(d)) (i) any Security Document ceases to be in full force and effect or any party thereto (other than the Administrative Agent, the Collateral Agent or the Lenders) shall so assert in writing or the Lien intended to be created by any Security Document ceases to be or is not a valid and perfected Lien having the priority contemplated thereby or (ii) any Guarantee ceases to be in full force and effect or any party thereto (other than the Administrative Agent, the Collateral Agent or the Lenders) shall so assert in writing; or

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (k) A Change of Control shall occur, unless (i) at the time of such Change of Control, for the 90-day period immediately prior to such Change of Control, and immediately after such Change of Control, the Borrower's senior unsecured debt rating is, or is reconfirmed as applicable, at least Baa3 (or the equivalent) by Moody's Investors Service, Inc. (or any successor to the rating agency business thereof) and BBB- (or the equivalent) by Standard & Poor's Ratings Group (or any successor to the rating agency business thereof), (ii) the aggregate principal amount of Putable Debt Securities outstanding at such time is less than the greater of (A) $250 million and (B) 30% of the aggregate principal amount of Non-Putable Debt Securities outstanding at such time, and (iii) no Default or Event of Default has occurred and is then continuing; or

                  (l) Any Person that owns an equity interest in any Joint Venture shall exercise its rights and remedies (other than dilution of the equity interests owned by the Borrower and its Restricted Subsidiaries in any Joint Venture pursuant to contractual dilution provisions existing with respect to the Joint Ventures) with respect to its Lien on any equity interest in such Joint Venture the equity interest in which has been pledged to such Person; provided that the amount of claims secured by such Lien shall equal or exceed $35,000,000 and such claim shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

                  (m) The General Partner shall default in the observance or performance of any provision of the Partnership Agreement and such default could reasonably be expected to result in a Material Adverse Effect; or

                  (n) the Senior Subordinated Notes or the guarantees thereof shall cease, for any reason, to be validly subordinated to the Obligations or the obligations of the Subsidiary Guarantors under the Loan Documents to which they are parties, as the case may be, as provided in the Senior Subordinated Note Indentures, or any Loan Party, any Affiliate of any Loan Party, the trustee in respect of the Senior Subordinated Notes or the holders of at least 25% in aggregate principal amount of a series of such Senior Subordinated Notes shall so assert;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Revolving Credit Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Credit Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations,

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable. If presentment for honor under any Letter of Credit shall not have occurred at the time of an acceleration pursuant to the preceding sentence, the Borrower shall at such time deposit in a cash collateral account opened by the Collateral Agent an amount equal to the aggregate then undrawn and unexpired amount of the Letters of Credit. The Borrower hereby grants to the Collateral Agent, for the benefit of the Issuing Bank and the Lenders, a security interest in such cash collateral to secure all obligations of the Borrower under this Agreement and the other Loan Documents. Amounts held in such cash collateral account shall be applied by the Collateral Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the Notes. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the Notes shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower. The Borrower shall execute and deliver to the Collateral Agent, for the account of the Issuing Bank and the Lenders, such further documents and instruments as the Collateral Agent may request to evidence the creation and perfection of the within security interest in such cash collateral account. Except as expressly provided above in this Section, presentment, demand, protest, notice of intent to accelerate, notice of acceleration and all other notices of any kind are hereby expressly waived.

                                    ARTICLE X
                            THE ADMINISTRATIVE AGENT

         SECTION 10.1 Appointment. Each Lender hereby irrevocably designates and appoints JPMorgan as the Administrative Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes JPMorgan, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

         SECTION 10.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

         SECTION 10.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any

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

action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Notes or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

         SECTION 10.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the Notes and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

         SECTION 10.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         SECTION 10.6 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors,

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

employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         SECTION 10.7 Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Total Credit Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Section 10.7 shall survive the payment of the Notes and all other amounts payable hereunder.

         SECTION 10.8 Administrative Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder and under the other Loan Documents. With respect to its Loans made or renewed by it and any
Note issued to it and with respect to the Letters of Credit, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent. The terms "Lender," "Lenders," "Revolving Credit Lenders," "Term Loan Lenders," and similar terms shall include the Administrative Agent in its individual capacity as applicable.

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         SECTION 10.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 days' written notice to the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

         SECTION 10.10 Other Agents. None of the Lenders identified on the cover page or the preamble of this Agreement as a "co-syndication agent" or a "co-documentation agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as a "co-syndication agent" or a "co-documentation agent" shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking any action hereunder.

                                   ARTICLE XI
                                  MISCELLANEOUS

         SECTION 11.1 Amendments and Waivers. Neither this Agreement, any Revolving Credit Note, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower or the Loan party thereto written amendments, supplements or modifications hereto and to the Revolving Credit Notes and the other Loan Documents for the purpose of adding any provisions to this Agreement or the Revolving Credit Notes or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower or any other Loan Party hereunder or thereunder or waive in writing, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement, the Notes or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall reduce the amount or extend the scheduled date of maturity of any Revolving Credit Note or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Revolving Credit Commitment, in each case without the consent of each Lender affected thereby, or (ii) amend, modify or waive any provision of this Section 11.1 or reduce the percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents (except in a transaction permitted by Section 8.5), in each case without the

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

written consent of all the Lenders, or (iii) amend, modify or waive any provision of Article X without the written consent of the then Administrative Agent, (iv) release the Lenders' Liens on all or substantially all of the Collateral under the Security Documents without the consent of each Lender or except to the extent relating to the Redesignation of any Restricted Subsidiary, the sale or other disposition of any Restricted Subsidiary as otherwise permitted by this Agreement or any other transaction permitted by this Agreement, release any Guarantee. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Administrative Agent and all future holders of the Revolving Credit Notes. In the case of any waiver, the Borrower, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Revolving Credit Notes and any other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon

         SECTION 11.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower, the Collateral Agent and the Administrative Agent, and as set forth in Schedule I hereto or to any Term Loan Addendum or in any Assignment or Acceptance in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

The Borrower:                       GulfTerra Energy Partners, L.P.
                                    4 Greenway Plaza
                                    Houston, Texas  77046
                                    Attention: Chief Financial Officer
                                    Telecopy: (832) 676-1671

with a copy to:                     Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                    711 Louisiana, Suite 1900
                                    Houston, Texas  77002
                                    Telecopy: (713) 236-0822
                                    Attention: J. Vincent Kendrick, Esq.

The Administrative Agent
or the Collateral Agent:            JPMorgan Chase Bank
                                    1111 Fannin, 10th Floor
                                    Houston, TX 77002
                                    Attention: Sylvia Gutierrez
                                    Telecopy: (713) 750-6307

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

with a copy to:                     JPMorgan Chase Bank
                                    600 Travis, 20th Floor
                                    Houston, Texas 77002
                                    Attention: Robert Traband
                                    Telecopy: 713-216-8870

provided that any notice, request or demand to or upon the Administrative Agent, the Collateral Agent or the Lenders pursuant to Section 2.3, 2.6, 2.7, 3.2, 4.1,
4.2 shall not be effective until received, provided, further, that the failure by the Administrative Agent, the Collateral Agent or any Lender to provide a copy to the Borrower's counsel shall not cause any notice to the Borrower to be ineffective.

         SECTION 11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Collateral Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         SECTION 11.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes.

         SECTION 11.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Administrative Agent and the Collateral Agent for all their respective reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Notes and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the fees and disbursements of counsel to the Administrative Agent and the Collateral Agent, (b) to pay or reimburse each Lender, the Administrative Agent and the Collateral Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel to the Administrative Agent, to the Collateral Agent and to the several Lenders, (c) to pay, indemnify, and hold each Lender, the Administrative Agent and the Collateral Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes, the other Loan Documents and any such other documents, and to pay, indemnify, and hold each Lender, the Administrative Agent, the Collateral Agent, the Co-Syndication Agents, the Co-Documentation Agents, and their Affiliates, and their respective directors, officers, employees, agents and advisors (each such person being called an

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

"Indemnified Party") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments and suits, and reasonable costs, expenses or disbursements, of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Notes and the other Loan Documents, the use of the proceeds of the Loans, including the use and reliance on electronic, telecommunications or other information or transmission systems in connection with the Loan Documents (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), REGARDLESS OF WHETHER OR NOT SUCH INDEMNIFIED LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY AN INDEMNIFIED PARTY, provided, that the Borrower shall have no obligation hereunder to an Indemnified Party with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of such Indemnified Party or (ii) legal proceedings commenced against an Indemnified Party by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The agreements in this Section shall survive repayment of the Notes and all other amounts payable hereunder.

         SECTION 11.6 Successors and Assigns; Participations; Purchasing
Lenders.

                  (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, the Collateral Agent, the Issuing Bank, all future holders of the Notes and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its right or obligation hereunder except in accordance with this Section 11.6. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Any Lender may, without the consent of the Borrower, the Administrative Agent, the Collateral Agent or the Issuing Bank and after notice to the Borrower, sell participations to one or more banks or other entities ("Participants") in all or a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Revolving Credit Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Bank and the Collateral Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. To the extent permitted by law, each

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

         Participant shall be entitled to the benefits of Section 11.7 as though it were a Lender, provided such Participant agrees to be subject to
         Section 11.7(a) as though it were a Lender. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 4.9, 4.10 and 4.11 with respect to its participation in the Revolving Credit Commitments, the Loans and the Letters of Credit outstanding from time to time; provided, that no Participant shall be entitled to receive any greater payment pursuant to such Sections than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 4.10 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 4.10(e) as though it were a Lender. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided, that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clauses (i) to (v) of the proviso of subsection 11.1(b) to the extent the Participant is directly affected thereby.

                  (c) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to any Lender, any Affiliate of a Lender or an Approved Fund and, as to any Lender, with the consent of the Borrower and the Administrative Agent (which in each case shall not be unreasonably withheld or, with respect to the Borrower, shall not be required during the continuance of any Event of Default), to one or more additional banks or financial institutions or funds that regularly purchase loans ("Purchasing Lenders") all or any part of its rights and obligations under this Agreement and the Notes pursuant to an Assignment and Acceptance, substantially in the form of Exhibit J, executed by such Purchasing Lender, such transferor Lender (and, in the case of a Purchasing Lender that is not then a Lender, an Approved Fund or an Affiliate of a Lender, by the Borrower and the Administrative Agent except to the extent the Borrower's consent is not required hereunder) and delivered to the Administrative Agent for its acceptance and recording in the Register, provided that (i) no such assignment to an assignee (other than any Lender, an Approved Fund or any Affiliate of any Lender) shall be in an aggregate principal amount of less than $5,000,000, in the case of Revolving Credit Loans, or $1,000,000, in the case of Term Loans (in each case, other than in the case of an assignment of all of a Lender's interest under this Agreement) and (ii) with respect to an assignment involving Revolving Credit Notes, Revolving Credit Loans or Revolving Credit Commitments, the assigning Revolving Credit Lender shall have retained at least $5,000,000 of Revolving Credit Commitments (unless it is assigning all of its Revolving Credit Commitments and Revolving Credit Loans), in each case, unless otherwise agreed by the Borrower and the Administrative Agent and provided, further that this clause shall not be construed to prohibit the assignment or sale of a proportionate part of all the assigning Lender's rights and obligations in respect of one class of Commitments or Loans. For purposes of the proviso contained in the preceding sentence, the amount described therein shall be

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
         aggregated in respect to each Lender and its related Affiliates, if any. Each Purchasing Lender shall deliver to the Administrative Agent an Administrative Questionnaire prior to the Transfer Effective Date. Upon such execution, delivery, acceptance and recording, from and after the Transfer Effective Date determined pursuant to such Assignment and Acceptance, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Revolving Credit Commitment, if applicable, as set forth therein, and (y) the transferor Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a transferor Lender's rights and obligations under this Agreement, such transferor Lender shall cease to be a party hereto but shall continue to be entitled to the benefit of the indemnity and expense reimbursement provisions of the Loan Documents to the extent relating to matters during the time it was a Lender). Such Assignment and Acceptance shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Total Credit Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and any Note. On or prior to the Transfer Effective Date determined pursuant to such Assignment and Acceptance, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the Note of the transferor Lender a new Revolving Credit Note, Initial Term Loan Note or Additional Term Loan Note, as applicable, to the order of such Purchasing Lender in an amount equal to the Revolving Credit Commitment or Term Loan, as applicable, assumed by it pursuant to such Assignment and Acceptance and, if the transferor Lender has retained Revolving Credit Commitments or Term Loans, as applicable, hereunder, a new Revolving Credit Note, Initial Term Loan Note or Additional Term Loan Note, as applicable, to the order of the transferor Lender in an amount equal to the Revolving Credit Commitment or Term Loans, as applicable, retained by it hereunder. Such new Revolving Credit Notes, Initial Term Loan Notes or Additional Term Loan Notes, as applicable, shall be dated the Restatement Closing Date, Initial Term Loan Date or the date set forth in the applicable Term Loan Addendum, as applicable, and shall otherwise be in the form of the Revolving Credit Note, Initial Term Loan Note or Additional Term Loan Note, as applicable, replaced thereby. The Revolving Credit Notes, Initial Term Loan Note or Additional Term Loan Note, as applicable, surrendered by the transferor Lender shall be returned by the Administrative Agent to the Borrower marked "cancelled."

                  (d) The Administrative Agent, on behalf of the Borrower, shall maintain at its address referred to in Section 11.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment, if any, of and principal amount of the Loans, owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent, the Collateral Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement, notwithstanding any notice to the contrary. Any assignment of any Loan or other Obligations hereunder not evidenced by a Note shall be effective only upon appropriate

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                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
         entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by a transferor Lender and Purchasing Lender (and, in the case of a Purchasing Lender that is not then a Lender or an Affiliate thereof, by the Borrower and the Administrative Agent) together with payment to the Administrative Agent of a registration and processing fee of $4,000, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the Transfer Effective Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower.

                  (f) The Borrower authorizes each Lender to disclose to any Participant, Purchasing Lender, or counterparty (or its advisor) to any swap, securitization or derivative transaction referencing or involving any of the rights or obligations of such Lender under this Agreement (each, a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.

                  (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law without any notice to or consent of the Borrower or the Administrative Agent.

         SECTION 11.7 Adjustments; Set-off.

                  (a) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of its Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Article IX(i), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans of the same type or the Reimbursement Obligations owing to it, as the case may be, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan or the Reimbursement Obligations owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender,

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         such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

                  (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder or under the Notes (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

         SECTION 11.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         SECTION 11.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent, the Collateral Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Collateral Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         SECTION 11.11 Usury Savings Clause. It is the intention of the parties hereto to comply with applicable usury laws (now or hereafter enacted); accordingly, notwithstanding any provision to the contrary in this Agreement, the Notes, any of the other Loan Documents or any other document related hereto, in no event shall this Agreement or any such other document require the payment or permit the collection of interest in excess of the maximum amount permitted by such laws. If from any circumstances whatsoever, fulfillment of any provision of this Agreement or of any other document pertaining hereto or thereto, shall involve transcending the limit of validity prescribed by applicable law for the collection or charging of interest, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the Administrative Agent, the Collateral Agent and the Lenders shall ever receive anything of value as interest or deemed interest by applicable law under this Agreement, the Notes, any of the other Loan Documents or any other document pertaining hereto

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

or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under the Notes or on account of any other indebtedness of the Borrower, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of such indebtedness, such excess shall be refunded to the Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of the Borrower to the Administrative Agent and the Lenders, under any specified contingency, exceeds the Highest Lawful Rate (as hereinafter defined), the Borrower, the Administrative Agent and the Lenders shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that interest thereon does not exceed the maximum amount permitted by applicable law, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by applicable law.

         To the extent that Section 303.001 et seq., as amended, of the Texas Finance Code is relevant to the Administrative Agent and the Lenders for the purpose of determining the Highest Lawful Rate, the Administrative Agent and the Lenders hereby elect to determine the applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect. Nothing set forth in this Section 11.11 is intended to or shall limit the effect or operation of Section 11.12. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts) apply to this Agreement or the Revolving Credit Notes.

         For purposes of this Section 11.11, "Highest Lawful Rate" shall mean the maximum rate of nonusurious interest that may be contracted for, charged, taken, reserved or received on the Notes under laws applicable to the Administrative Agent and the Lenders.

         SECTION 11.12 Governing Law. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 11.13 Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

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                  (c)      agrees that service of process in any such action or
         proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 11.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary or punitive damages (including, without limitation, damages arising from the use of electronic, telecommunications or other information transmissions systems in connection with the Loan Documents).

         SECTION 11.14 Acknowledgements. The Borrower hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, the Notes and the other Loan Documents;

                  (b) none of the Administrative Agent, the Collateral Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any other Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent, the Collateral Agent and Lenders, on one hand, and the Borrower and the other Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture exists among the Lenders or among the Borrower and the other Loan Parties and the Lenders.

         SECTION 11.15 Confidentiality. Each of the Administrative Agent, the Collateral Agent and each Lender agrees that it will hold in confidence, any information provided to such Person pursuant to this Agreement; provided, that nothing in this Section 11.15 shall be deemed to prevent the disclosure by the Administrative Agent, the Collateral Agent or any Lender of any such information
(a) to any Affiliate of a Lender that has entered into a Hedging Agreement with the Borrower or to any of its or such Affiliate's employees, officers, directors, accountants, attorneys or consultants (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (b) to any examiner or other Governmental Authority, (c) that has been or is made public by GTM Energy Company, the Borrower or any of its Subsidiaries or Affiliates or by any third party without breach of this Agreement or that otherwise becomes generally available to the public other than as a result of a disclosure in violation of this Section 11.15, (d) that is or becomes available to any such Person from a third party on a non-confidential basis, (e) that is required to be disclosed by any Requirement of Law, including to any bank examiners or regulatory authorities, (f) that is required to be disclosed by any court, agency, arbitrator or legislative body, or (g) to any Transferee or proposed Transferee; provided,

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further, that notwithstanding anything in this Agreement to the contrary, the
Borrower, the Administrative Agent, the Issuing Bank, the Collateral Agent, each Lender and each Related Person may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analysis) that are provided to it relating to such tax treatment and tax structure; and nothing in the foregoing authorization shall apply to any disclosure that would constitute a violation of applicable federal and state securities laws.

         SECTION 11.16 Waivers of Jury Trial. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         SECTION 11.17 Acknowledgement Of No Claims, Offsets Or Defenses; Release By The Loan Parties. THE BORROWER, ON BEHALF OF ITSELF AND EACH OF THE OTHER LOAN PARTIES, ACKNOWLEDGES THAT NO LOAN PARTY NOR ANY OF THEIR RESPECTIVE OWNERS, DIRECTORS, SUCCESSORS, ASSIGNS, AGENTS, OFFICERS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE "BORROWER AFFILIATES PARTIES") HAS ANY CLAIM, DEMAND, RIGHT OF OFFSET, CAUSE OF ACTION IN LAW OR IN EQUITY, LIABILITY OR DAMAGES OF ANY NATURE WHATSOEVER, WHETHER FIXED OR CONTINGENT (HEREINAFTER COLLECTIVE CALLED "CLAIMS") THAT COULD BE ASSERTED IN CONNECTION WITH, OR WHICH WOULD IN ANY OTHER MANNER BE RELATED TO, THE EXISTING CREDIT AGREEMENT OR ANY PROMISSORY NOTES OR OTHER AGREEMENTS, TRANSACTIONS OR OTHER ACTIONS PRIOR TO THE DATE HEREOF INVOLVING ANY OF THE BORROWER AFFILIATED PARTIES AND LENDERS (THE "PRIOR AGREEMENTS AND ACTIVITIES"). NOTWITHSTANDING THE FOREGOING, HOWEVER, BORROWER HEREBY AGREES THAT IN CONSIDERATION OF THE CREDIT EXTENDED TO BORROWER UNDER THE LOAN DOCUMENTS AND AS A MATERIAL INDUCEMENT TO THE LENDERS TO ENTER INTO SUCH LOAN DOCUMENTS AND EXTEND SUCH CREDIT TO BORROWER, BORROWER, ON BEHALF OF ITSELF AND ALL OF THE OTHER BORROWER AFFILIATED PARTIES HEREBY RELEASES AND FOREVER DISCHARGES, EACH LENDER, EACH SUBSEQUENT HOLDER OF ANY OF THE NOTES, AND EACH AND ALL OF THEIR PARENT, SUBSIDIARY AND AFFILIATED ENTITIES PAST AND PRESENT, AS WELL AS THEIR RESPECTIVE OWNERS, DIRECTORS, SUCCESSORS, ASSIGNS, AGENTS, OFFICERS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE "RELEASED PARTIES"), OF AND FROM ANY AND ALL CLAIMS WHICH BORROWER AND THE OTHER BORROWER AFFILIATED PARTIES MAY HAVE OR HEREAFTER ACQUIRE AGAINST ANY OR ALL OF THE RELEASED PARTIES BY REASON OF, OR RELATED IN ANY WAY TO, THE PRIOR AGREEMENTS AND ACTIVITIES.

         SECTION 11.18 Releases.

                  (a) At such time as the Loans, the Reimbursement Obligations and any other obligations under this Agreement shall have been paid in full, the Revolving Credit Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created by the Loan Documents, and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent, the Collateral Agent and each Loan Party thereunder and under the other Loan Documents shall terminate, all without delivery of any instrument or

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

         performance of any act by any party, and all rights to the Collateral shall revert to the respective Loan Parties. At the request and expense of any Loan Party following any such termination, the Collateral Agent shall deliver to such Loan Party any Collateral held by the Collateral Agent under the Security Documents, and execute and deliver to such Loan Party such documents as such Loan Party shall reasonably request to evidence such termination.

                  (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Loan Party in a transaction permitted by this Agreement or such Loan Party is designated as an Unrestricted Subsidiary in accordance with the terms of this Agreement, then the Lenders authorize the Collateral Agent, at the request and expense of such Loan Party, to execute and deliver to such Loan Party all releases or other documents reasonably necessary or desirable for the release of the Liens created by the applicable Security Documents on such Collateral. At the request and sole expense of the Borrower, the Lenders authorize the Collateral Agent to release a Loan Party from its obligations under the applicable Guarantee and Security Document(s) in the event that all the Capital Stock of such Loan Party shall be sold, transferred or otherwise disposed of in a transaction permitted by this Agreement or such Loan Party becomes a Joint Venture or is designated as an Unrestricted Subsidiary in accordance with the terms of this Agreement, provided that the Borrower shall have delivered to the Collateral Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Loan Party and the terms of the transaction, sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with this Agreement and the other Loan Documents.

                  (c) Notwithstanding the provisions of Section 11.1(b)(v) above, upon and at any time after the earlier of (a) the repayment in full of the Initial Term Loans and (b) a written consent, amendment or modification executed by each Initial Term Loan Lender as of the date thereof, and delivered to the Administrative Agent, consenting or agreeing to, or confirming, the substance of this Section 11.18(c), the written consent of all Lenders shall be required only to release any Guarantee of any Restricted Subsidiary that constitutes a Significant Subsidiary and a release of any Guarantee of a Restricted Subsidiary that does not constitute a Significant Subsidiary shall require the written consent of only the Required Lenders.

                  (d) Upon the earlier of (a) the repayment in full of the Initial Term Loans and (b) a written consent, amendment or modification executed by each Initial Term Loan Lender as of the date thereof, and delivered to the Administrative Agent, consenting or agreeing to, or confirming, the substance of this Section 11.18(d), each of the EPEPC Guarantee and the General Partner Guarantee shall automatically terminate and be released by the Lenders and each of EPEPC Security Agreement (G&A Agreement) and the General Partner Security Agreement (G&A Agreement) shall automatically terminate and be released by the Collateral Agent without any further action required by the Collateral Agent, the Administrative Agent or the Lenders. At the request and expense of the Loan Party to such Guarantees and Security Documents following any such termination, the Collateral Agent or the Administrative Agent, as applicable execute and

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

         deliver to such Loan Party such documents as such Loan Party shall reasonably request to evidence such termination.

         SECTION 11.19 Intercreditor Agreement. Each Lender (including each Purchasing Lender which becomes a Lender) consents and agrees to the provisions of the Intercreditor Agreement, including the indemnity provisions set forth in
Section 6 thereof. The Lenders also hereby authorize and appoint the Administrative Agent to act as their agent with respect to the execution and delivery of the Intercreditor Agreement.

         SECTION 11.20 Term Loan Addendums. Upon execution and delivery of any Term Loan Addendum by the parties thereto, from and after the applicable Additional Term Loan Closing Date set forth therein, each Additional Term Loan Lender party thereto shall be a party to this Agreement and have the rights and obligations of a Lender hereunder.

         SECTION 11.21 Term Loan Amendments. No waiver and no amendment, supplement or modification otherwise permitted by Section 11.1 shall (a) reduce the amount or extend the scheduled date of maturity of any Term Loan or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Term Loan Commitment, in each case without the consent of each Lender affected thereby or amend, modify or waive any provisions of this Section 11.21 without the consent of each Term Loan Lender.

         SECTION 11.22 Certain Permitted Transactions. Notwithstanding any provision in the Loan Documents and without increasing the obligations of the Lenders under Articles II and III of this Agreement, the Borrower and its Subsidiaries shall have the right to consummate the following transactions:

                  (a) Petal Facilities. A sale leaseback arrangement with respect to the Petal Facilities and intended improvements to be made thereto in connection with the Firm Storage Services Agreement dated as of December 22, 2000 by and between Petal Gas Storage and Southern Company Services, Inc., provided that the obligations under such arrangement or guarantee shall not exceed $140,000,000.

                  (b) GTM Management Offering. The transactions and matters described in the GTM Management Registration Statements (collectively, the "i-share Transactions"), including: (i) the offering and sale to the public and El Paso of shares representing limited liability company interests; (ii) the offering and sale by the Borrower to GTM Management of limited partnership units designated as "i-units"; (iii) the delegation by the General Partner of its authority (subject to certain approval rights) to direct the management of the Borrower; (iv) the payment by GTM Management of $0.5 million to El Paso for certain tax indemnity obligations assumed by El Paso in connection with the i-share Transactions; (v) the splitting, from time to time, of the outstanding i-units contemporaneously with the payment of cash distributions to the holders of Common Units; (vi) the distribution of additional shares to the holders of GTM Management shares in connection with the unit splits described in (b)(v) above; and (vii) the offering and sale, from time to time, of additional i-units by the Borrower and of additional shares

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         by El Paso Energy Management as described in the El Paso Energy
         Management Registration Statements.

                  (c) Fletcher Conversion/Cash Buyout. The conversion of the Borrower's Series F units pursuant to the terms thereof, including
         (i) the tender of debt securities of the Borrower as all or part of the aggregate conversion price, (ii) the payment of cash by the Borrower instead of the issuance of Common Units if the conversion price is below (1) a price specified by the Borrower or (2) $26 (as adjusted for splits, recapitalizations, and similar occurrences), (iii) the conversion into cash and/or Capital Stock in connection with specified "Business Combinations" (as defined in the terms of the Series F units) involving the Borrower, and (iv) the conversion into cash if the Borrower is unable to convert the Series F Units into Common Units.

         SECTION 11.23 Non-Recourse to General Partner. Upon and at any time after the earlier of (a) the repayment in full of the Initial Term Loans and (b) a written consent, amendment or modification executed by each Initial Term Loan Lender as of the date thereof, and delivered to the Administrative Agent, consenting or agreeing to, or confirming, the substance of this Section 11.23, the General Partner shall not have any liability for any Obligations of the Borrower, the Co-Borrower or Subsidiary Guarantor hereunder to the extent relating to or arising out of any Revolving Credit Commitment, any Additional Term Loan Commitment, any Loan, any Note or any Letter of Credit. Each Lender executing this Agreement on the Restatement Closing Date waives and releases the General Partner for all liability for any Obligations after the repayment in full of the Initial Term Loans, which waiver and release are part of the consideration for the Borrower's execution and delivery of this Agreement.

         SECTION 11.24 Revolving Credit Commitments under the Existing Credit Agreement. The undersigned that constitute a majority of the "Revolving Credit Lenders" as defined under the Existing Credit Agreement, hereby agree and acknowledge that the "Revolving Credit Commitments" as defined under the Existing Credit Agreement shall be terminated on the Restatement Closing Date, and hereby waive any right of the "Revolving Credit Lenders" as defined under the Existing Credit Agreement to receive any prior notice of such termination. Notice of termination given on the Restatement Closing Date to any other "Revolving Credit Lender" as defined under the Existing Credit Agreement shall constitute effective notice of termination of its "Revolving Credit Commitment" as defined under the Existing Credit Agreement with respect to such Revolving Credit Lender. Each Revolving Credit Lender that was a party to the Existing Credit Agreement agrees to return to the Borrower, with reasonable promptness, all "Notes" as defined under the Existing Credit Agreement that were delivered by the Borrower to such Revolving Credit Lender under the Existing Credit Agreement.

                                  ARTICLE XII
                              THE COLLATERAL AGENT

         SECTION 12.1 Appointment. Each Lender hereby irrevocably designates and appoints JPMorgan as the Collateral Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes JPMorgan, as the Collateral Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly

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

delegated to the Collateral Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Collateral Agent.

         SECTION 12.2 Delegation of Duties. The Collateral Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

         SECTION 12.3 Exculpatory Provisions. Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Collateral Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

         SECTION 12.4 Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

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         SECTION 12.5 Notice of Default. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Collateral Agent has received notice from the Administrative Agent, a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Collateral Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Administrative Agent or the Required Lenders; provided that unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         SECTION 12.6 Indemnification. The Lenders agree to indemnify the Collateral Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Total Credit Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent's gross negligence or willful misconduct. The agreements in this Section 12.6 shall survive the payment of the Loans and all other amounts payable hereunder.

         SECTION 12.7 Successor Collateral Agent. The Collateral Agent may resign as Collateral Agent upon 10 days' written notice to the Lenders. If the Collateral Agent shall resign as Collateral Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Collateral Agent, and the term "Collateral Agent" shall mean such successor agent effective upon such appointment and approval, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Agreement. After any retiring Collateral Agent's resignation as Collateral Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement and the other Loan Documents.

         SECTION 12.8 Amendment. None of the terms or provisions of this Article XII may be amended, modified or waived without the written consent of the then Collateral Agent.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Restatement Closing Date.

THE BORROWER & CO-BORROWER:         GULFTERRA ENERGY PARTNERS, L.P.

                                    By:    /s/ Keith B. Forman
                                           -----------------------------------

                                    Name:  Keith B. Forman

                                    Title: Vice President and Chief Financial
                                           Officer

                                    GULFTERRA ENERGY FINANCE CORPORATION

                                    By:    /s/ Keith B. Forman
                                           -----------------------------------

                                    Name:  Keith B. Forman

                                    Title: Vice President and Chief Financial
                                           Officer

                               Signature Page -1-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT & LENDER:      JPMORGAN CHASE BANK

                                    By:    /s/ Robert W. Traband
                                           -----------------------------------

                                    Name:  Robert W. Traband

                                    Title: Vice President

                               Signature Page -2-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

SYNDICATION AGENT & LENDER:         FORTIS CAPITAL CORP.

                                    By:    /s/ Darrell W. Holley
                                           -----------------------------------

                                    Name:  Darrell W. Holley

                                    Title: Managing Director

                                    By:    /s/ Deirdre Sanborn
                                           -----------------------------------

                                    Name:  Deirdre Sanborn

                                    Title: Vice President

                               Signature Page -3-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

CO-DOCUMENTATION AGENT & LENDER:    BNP PARIBAS

                                    By:    /s/ Mark A. Cox
                                           -----------------------------------

                                    Name:  Mark A. Cox

                                    Title: Director

                                    By:    /s/ Greg Smothers
                                           -----------------------------------

                                    Name:  Greg Smothers

                                    Title: Vice President

                               Signature Page -4-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

CO-DOCUMENTATION AGENT & LENDER:    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:    /s/ Olivier Audemard
                                           -----------------------------------

                                    Name:  Olivier Audemard

                                    Title: Senior Vice President

                               Signature Page -5-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

CO-DOCUMENTATION AGENT & LENDER:    WACHOVIA BANK, NATIONAL ASSOCIATION

                                    By:    /s/ Philip Trinder
                                           -----------------------------------

                                    Name:  Philip Trinder

                                    Title: Vice President

                               Signature Page -6-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:                            BANK ONE, NA (MAIN OFFICE, CHICAGO)

                                    By:    /s/ Jeanie Gonzalez
                                           -----------------------------------

                                    Name:  Jeanie Gonzalez

                                    Title: Director

                               Signature Page -7-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    BANK OF SCOTLAND

                                    By:    /s/ Joseph Fratus
                                           -----------------------------------

                                    Name:  Joseph Fratus

                                    Title: First Vice President

                               Signature Page -8-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    FLEET NATIONAL BANK

                                    By:    /s/ Jill A. Calabrese Bain
                                           -----------------------------------

                                    Name:  Jill A. Calabrese Bain

                                    Title: Director

                               Signature Page -9-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    THE ROYAL BANK OF SCOTLAND PLC

                                    By:    /s/ Matthew J. Main
                                           -----------------------------------

                                    Name:  Matthew J. Main

                                    Title: Senior Vice President

                               Signature Page -10-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    THE BANK OF NOVA SCOTIA

                                    By:    /s/ Vicki Gibson
                                           -----------------------------------

                                    Name:  Vicki Gibson

                                    Title: Assistant Agent

                               Signature Page -11-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    SOCIETE GENERALE

                                    By:    /s/ Elizabeth W. Hunter
                                           -----------------------------------

                                    Name:  Elizabeth W. Hunter

                                    Title: Director

                               Signature Page -12-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    SUNTRUST BANK

                                    By:    /s/ Joseph M. McCreery
                                           -----------------------------------

                                    Name:  Joseph M. McCreery

                                    Title: Vice President

                               Signature Page -13-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    WELLS FARGO BANK TEXAS, N.A.

                                    By:    /s/ Richard A. Gould
                                           -----------------------------------

                                    Name:  Richard A. Gould

                                    Title: Vice President

                               Signature Page -14-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    CITICORP USA

                                    By:    /s/ Amy Price
                                           -----------------------------------

                                    Name:  Amy Price

                                    Title: Vice President

                               Signature Page -15-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    DEUTSCHE BANK TRUST COMPANY AMERICAS

                                    By:    /s/ Marcus M. Tarkington
                                           -------------------------------

                                    Name:  Marcus M. Tarkington

                                    Title: Director

                               Signature Page -16-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    BAYERISCHE HYPO-UND VEREINSBANK AG,
                                    NEW YORK BRANCH

                                    By:    /s/ Yoram Dankner
                                           -----------------------------------

                                    Name:  Yoram Dankner

                                    Title: Managing Director

                                    By:    /s/ Sebastian Beverle
                                           -----------------------------------

                                    Name:  Sebastian Beverle

                                    Title: Associate Director

                               Signature Page -17-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    CREDIT SUISSE FIRST BOSTON, ACTING THROUGH
                                    ITS CAYMAN ISLANDS BRANCH

                                    By:    /s/ James P. Moran
                                           -----------------------------------

                                    Name:  James P. Moran

                                    Title: Director

                                    By:    /s/ David J. Dodd
                                           -----------------------------------

                                    Name:  David J. Dodd

                                    Title: Associate

                               Signature Page -18-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    MERRILL LYNCH CAPITAL CORPORATION

                                    By:    /s/ Carol J.E. Feeley
                                           --------------------------------

                                    Name:  Carol J.E. Feeley

                                    Title: Vice President

                               Signature Page -19-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    RZB FINANCE LLC, CONNECTICUT OFFICE

                                    By:    /s/ Christoph Hoedl
                                           -----------------------------------

                                    Name:  Christoph Hoedl

                                    Title: Vice President

                                    By:    /s/ Astrid Wilke
                                           -----------------------------------

                                    Name:  Astrid Wilke

                                    Title: Vice President

                               Signature Page -20-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    BANK OF AMERICA, N.A.

                                    By:    /s/ Ronald E. McKaig
                                           -----------------------------------

                                    Name:  Ronald E. McKaig

                                    Title: Managing Director

                               Signature Page -21-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    COMERICA BANK

                                    By:    /s/ Charles E. Hall
                                           -----------------------------------

                                    Name:  Charles E. Hall

                                    Title: Sr. Vice President

                               Signature Page -22-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    GOLDMAN SACHS CREDIT PARTNERS L.P.

                                    By:    /s/ Robert Wagner
                                           -----------------------------------

                                    Name:  Robert Wagner

                                    Title: Authorized Signatory

                               Signature Page -23-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    NATEXIS BANQUES POPULAIRES

                                    By:    /s/ Daniel Payer
                                           -----------------------------------

                                    Name:  Daniel Payer

                                    Title: Vice President

                                    By:    /s/ Louis P. Laville, III
                                           -----------------------------------

                                    Name:  Louis P. Laville, III

                                    Title: Vice President and Group Manager

                               Signature Page -24-

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                      ROYAL BANK OF CANADA

                                      By:    /s/ Tom J. Oberaigner
                                             -----------------------------------

                                      Name:  Tom J. Oberaigner

                                      Title: Attorney-in-Fact

                               Signature Page -25-

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                      UFJ BANK LIMITED, NEW YORK
                                      BRANCH

                                      By:    /s/ L.J. Perenyi
                                             -----------------------------------

                                      Name:  L.J. Perenyi

                                      Title: Vice President

                              Signature Page -26-

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                      WESTLB AG, NEW YORK BRANCH

                                      By:    /s/ Duncan Robertson
                                             -----------------------------------

                                      Name:  Duncan Robertson

                                      Title: Executive Director

                                      By:    /s/ Salvatore Battinelli
                                             -----------------------------------

                                      Name:  Salvatore Battinelli

                                      Title: Managing Director
                                             Credit Department

                              Signature Page -27-

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                      COMPASS BANK

                                      By:    /s/ Kathleen J. Bowen
                                             -----------------------------------
                                      Name:  Kathleen J. Bowen

                                      Title: Vice President

                              Signature Page -28-

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                      SOUTHWEST BANK OF TEXAS, N.A.

                                      By:    /s/ W. Bryan Chapman
                                             -----------------------------------

                                      Name:  W. Bryan Chapman

                                      Title: Senior Vice President
                                             Energy Lending

                              Signature Page -29-

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                      AMMC CDO I, LIMITED

                                      By:    American Money Management Corp., as
                                             Collateral Manager

                                      By:    /s/ David P. Meyer
                                             -----------------------------------

                                      Name:  David P. Meyer

                                      Title: Vice President

                              Signature Page -30-

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                      AMMC CDO II, LIMITED

                                      By:    American Money Management Corp., as
                                             Collateral Manager

                                      By:    /s/ David P. Meyer
                                             -----------------------------------

                                      Name:  David P. Meyer

                                      Title: Vice President

                              Signature Page -31-

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE I

         1. Revolving Credit Lenders, Revolving Credit Commitments and Revolving Credit Commitment Percentages:

------------------------------------------------------------------------------------------------------------
                                                                                                  REVOLVING
                                                                              REVOLVING             CREDIT
     REVOLVING CREDIT LENDER                                                    CREDIT            COMMITMENT
        NAME AND ADDRESS                            TITLE                     COMMITMENT          PERCENTAGE
------------------------------------------------------------------------------------------------------------
JPMORGAN CHASE BANK                          Administrative Agent            $36,000,000            5.1429%

600 Travis - 20th Floor
Houston, Texas 77002
Attention: Robert Traband
Telephone: 713-216-1081
Fax: 713-216-8870

with a copy to:

J.P. Morgan Securities Inc.
600 Travis, CTH/86
Houston, TX 77002
Att: George Serice
Telephone: 713-216-8079
Fax: 713-216-4583

------------------------------------------------------------------------------------------------------------
FORTIS CAPITAL CORP.                          Syndication Agent              $36,000,000            5.1429%
100 Crescent Court
Suite 1750
Dallas, Texas 75201
Attention: Darrell Holley
Telephone: 214-754-0009
Fax: 214-754-5981
------------------------------------------------------------------------------------------------------------
BNP PARIBAS                                 Co-Documentation Agent           $36,000,000            5.1429%
1200 Smith
Suite 3100
Houston, Texas 77002
Attention: Mark Cox
Telephone: 713-982-1100
Fax: 713-659-6915
------------------------------------------------------------------------------------------------------------
CREDIT LYONNAIS NEW YORK BRANCH             Co-Documentation Agent           $36,000,000            5.1429%
1301 Travis
Suite 2100
Houston, Texas 77002
Attention: Darrell Stanley
Telephone: 713-890-8602
Fax: 713-890-8668
------------------------------------------------------------------------------------------------------------

                              Schedule I (Page 1)

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

------------------------------------------------------------------------------------------------------------
                                                                                                  REVOLVING
                                                                              REVOLVING             CREDIT
     REVOLVING CREDIT LENDER                                                    CREDIT            COMMITMENT
        NAME AND ADDRESS                            TITLE                     COMMITMENT          PERCENTAGE
------------------------------------------------------------------------------------------------------------
WACHOVIA BANK, NATIONAL ASSOCIATION         Co-Documentation Agent           $36,000,000            5.1429%
1001 Fannin
Suite 2255
Houston, Texas 77002
Attention: Philip Trinder
Telephone: 713-346-2718
Fax: 713-650-6354
------------------------------------------------------------------------------------------------------------
BANK ONE, NA                                    Managing Agent               $33,000,000            4.7143%
One Bank One Plaza
Chicago, Illinois 60670
Attention: Ron Cromey
Telephone: 312-385-7025
Fax: 312-732-7096
------------------------------------------------------------------------------------------------------------
BANK OF SCOTLAND                                Managing Agent               $33,000,000            4.7143%
1021 Main Street, Suite 1370
Houston, Texas 77002
Attention: Byron L. Cooley
Telephone: 713-650-0036
Fax: 713-651-9714

with copy to:

565 Fifth Avenue
New York, NY 10017
Attention: Shirley Vargas
Telephone: 212-450-0875
Fax: 212-479-2807
------------------------------------------------------------------------------------------------------------
FLEET NATIONAL BANK                             Managing Agent               $33,000,000            4.7143%
100 Federal Street
Boston, Massachusetts 02110
Attention: Jill Calabrese-Bain
Telephone: 617-434-9579
Fax: 617-434-3652
------------------------------------------------------------------------------------------------------------
THE ROYAL BANK OF SCOTLAND plc                  Managing Agent               $33,000,000            4.7143%
New York Branch
600 Travis Avenue
Suite 6070
Houston, Texas 77002
Attention: Jill Gander
Telephone: 713-221-2417
Fax: 713-221-2430
------------------------------------------------------------------------------------------------------------

                              Schedule I (Page 2)

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

------------------------------------------------------------------------------------------------------------
                                                                                                  REVOLVING
                                                                              REVOLVING             CREDIT
     REVOLVING CREDIT LENDER                                                    CREDIT            COMMITMENT
        NAME AND ADDRESS                            TITLE                     COMMITMENT          PERCENTAGE
------------------------------------------------------------------------------------------------------------
THE BANK OF NOVA SCOTIA                         Managing Agent               $33,000,000            4.7143%
1100 Louisiana
Suite 3000
Houston, Texas 77002
Attention: Joe Lattanzi
Telephone: 713-759-3435
Fax: 713-752-2425
------------------------------------------------------------------------------------------------------------
SOCIETE GENERALE                                Managing Agent               $33,000,000            4.7143%
1111 Bagby, Suite 2020
Houston, Texas 77002
Attention: Elizabeth Hunter
Telephone: 713-759-6330
Fax: 713-650-0824
------------------------------------------------------------------------------------------------------------
SUNTRUST BANK                                   Managing Agent               $33,000,000            4.7143%
303 Peachtree Street N.E.
10th Floor, MC 1929
Atlanta, Georgia 30308
Attention: Joe McCreery
Telephone: 404-532-0274
Fax: 404-827-6270
------------------------------------------------------------------------------------------------------------
WELLS FARGO BANK TEXAS, N.A.                                                 $30,000,000            4.2857%
1000 Louisiana
3rd Floor
Houston, Texas 77002
Attention: Richard Gould
Telephone: 713-319-1343
Fax: 713-739-1087
------------------------------------------------------------------------------------------------------------
CITICORP USA                                                                 $25,000,000            3.5714%
1200 Smith Street
Suite 2000
Houston, Texas 77002
Attention: Todd J. Mogil
Telephone: 713-654-3559
Fax: 713-654-2849
------------------------------------------------------------------------------------------------------------
DEUTSCHE BANK TRUST COMPANY AMERICAS                                         $25,000,000            3.5714%
60 Wall Street
New York, NY 10005
Attention: __________
Telephone: __________
Fax: ________________
------------------------------------------------------------------------------------------------------------
BAYERISCHE HYPO-UND VEREINSBANK AG,                                          $25,000,000            3.5714%
NEW YORK BRANCH
150 East 42nd Street
------------------------------------------------------------------------------------------------------------

                              Schedule I (Page 3)

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

------------------------------------------------------------------------------------------------------------
                                                                                                  REVOLVING
                                                                              REVOLVING             CREDIT
     REVOLVING CREDIT LENDER                                                    CREDIT            COMMITMENT
        NAME AND ADDRESS                            TITLE                     COMMITMENT          PERCENTAGE
------------------------------------------------------------------------------------------------------------
New York, New York 10017
Attention: Yoram Dankner
Telephone: 212-672-5446
Fax: 212-672-5530
------------------------------------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON                                                   $20,000,000            2.8571%
11 Madison Avenue
5th Floor
New York, New York 10010
Attention: James Moran
Telephone: 212-325-9176
Fax: 212-743-1878
------------------------------------------------------------------------------------------------------------
MERRILL LYNCH                                                                $20,000,000            2.8571%
4 World Financial Center
16th Floor
New York, New York 10080
Attention: Nancy E. Meadows
Telephone: 212-449-2879
Fax: 212-738-1649
------------------------------------------------------------------------------------------------------------
RZB FINANCE LLC, CONNECTICUT OFFICE                                          $20,000,000            2.8571%
24 Grassy Plain Street
Bethel, CT 06801
Attention: Elisabeth Hirst
Telephone: 203-207-7726
Fax: 203-744-6474
------------------------------------------------------------------------------------------------------------
BANK OF AMERICA, N.A.                                                        $15,000,000            2.1429%
700 Louisiana Street, 8th Floor
Houston, Texas 77002
Attention: Ron McKaig
Telephone: 713-247-7237
Fax: 713-247-7288
------------------------------------------------------------------------------------------------------------
COMERICA BANK                                                                $15,000,000            2.1429%
910 Louisiana, Suite 410
Houston, Texas 77002
Attention: Charles E. Hall
Telephone: 713-220-5614
Fax: 713-220-5650
------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS CREDIT PARTNERS L.P.                                           $15,000,000            2.1429%
85 Broad Street - 27th Floor
New York, New York 10004
Attention: Phil Green
Telephone: 212-357-7570
Fax: 212-_______
------------------------------------------------------------------------------------------------------------
NATEXIS BANQUES POPULAIRES                                                   $15,000,000            2.1429%
333 Clay Street
------------------------------------------------------------------------------------------------------------

                              Schedule I (Page 4)

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

------------------------------------------------------------------------------------------------------------
                                                                                                  REVOLVING
                                                                              REVOLVING             CREDIT
     REVOLVING CREDIT LENDER                                                    CREDIT            COMMITMENT
        NAME AND ADDRESS                            TITLE                     COMMITMENT          PERCENTAGE
------------------------------------------------------------------------------------------------------------
Suite 4340
Houston, Texas 77002
Attention: Tanya McAllister
Telephone: 713-759-9409
Fax: 713-571-6165

with a copy to:

Natexis Banques Populaires
1251 Avenue of the Americas
34th Floor
New York, New York 10020
Attention: Samantha Tang
Telephone: 212-_______
Fax: 212-872-5160
------------------------------------------------------------------------------------------------------------
ROYAL BANK OF CANADA                                                         $15,000,000            2.1429%
New York Branch
One Liberty Plaza, 3rd Floor
New York, New York 10006-1404
Attention: Compton Singh
Telephone: 212-428-6332
Fax: 212-428-2372

With copies to:

2800 Post Oak Boulevard
Suite 5700
Houston, Texas 77056
Attention: Tom Oberaigner
Telephone: 713-403-5678
Fax: 713-403-5624
------------------------------------------------------------------------------------------------------------
UFJ BANK LIMITED, NEW YORK BRANCH                                            $15,000,000            2.1429%
1200 Smith Street, Suite 2265
Houston, Texas 77002
Attention: Lad Perenyi
Telephone: 713-654-9970
Fax: 713-654-1462
------------------------------------------------------------------------------------------------------------
WESTLB AG, NEW YORK BRANCH                                                   $15,000,000            2.1429%
1211 Avenue of the Americas
New York, New York 10036
Attention: Jeffrey Davidson
Telephone: 212-852-6204
Fax: 212-597-1106
------------------------------------------------------------------------------------------------------------

                              Schedule I (Page 5)

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

------------------------------------------------------------------------------------------------------------
                                                                                                  REVOLVING
                                                                              REVOLVING             CREDIT
     REVOLVING CREDIT LENDER                                                    CREDIT            COMMITMENT
        NAME AND ADDRESS                            TITLE                     COMMITMENT          PERCENTAGE
------------------------------------------------------------------------------------------------------------
COMPASS BANK                                                                $  9,500,000            1.3571%
24 Greenway Plaza
Suite 1400-A
Houston, Texas 77046
Attention: Kathleen J. Bowen
Telephone: 713-968-8273
Fax: 713-968-8292
------------------------------------------------------------------------------------------------------------
SOUTHWEST BANK OF TEXAS, N.A.                                               $  9,500,000            1.3571%
4400 Post Oak Parkway
Houston, Texas 77027
Attention: Bryan Chapman
Telephone: 713-232-2026
Fax: 713-561-0345
------------------------------------------------------------------------------------------------------------
                              TOTAL                                         $700,000,000          100.0000%
------------------------------------------------------------------------------------------------------------

                              Schedule I (Page 6)

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         2. Initial Term Loan Lenders, Outstanding Initial Term Loans and Term Loan Percentages (as to Initial Term Loans):

----------------------------------------------------------------------------------------------------
          INITIAL TERM LOAN LENDER,               OUTSTANDING INITIAL        TERM LOAN PERCENTAGE
               NAME AND ADDRESS                        TERM LOAN          (AS TO INITIAL TERM LOANS)
----------------------------------------------------------------------------------------------------
FORTIS CAPITAL CORP.                                  $24,609,375                   15.62500%
100 Crescent Court
Suite 1750
Dallas, Texas 75201
Attention: Darrell Holley
Telephone: 214-754-0009
Fax: 214-754-5981
----------------------------------------------------------------------------------------------------
GENERAL ELECTRIC CAPITAL CORPORATION                  $24,609,375                   15.62500%
401 Merritt Seven
Norwalk, Connecticut 06856
Attention: James Kopack
Telephone: 203-229-1865
Fax: 203-229-1955
----------------------------------------------------------------------------------------------------
SUNTRUST BANK                                         $24,609,375                   15.62500%
303 Peachtree Street N.E.
3rd Floor, MC 1929
Atlanta, Georgia 30308
Attention: Joe McCreery
Telephone: 404-532-0274
Fax: 404-827-6270
----------------------------------------------------------------------------------------------------
BANK OF SCOTLAND                                      $ 9,843,750                    6.25000%
1021 Main Street, Suite 1370
Houston, Texas 77002
Attention: Byron L. Cooley
Telephone: 713-650-0036
Fax: 713-651-9714
----------------------------------------------------------------------------------------------------
SOUTHWEST BANK OF TEXAS, N.A.                         $ 6,890,625                    4.37500%
4400 Post Oak Parkway
Suite 400
Houston, Texas 77027
Attention: Bryan Chapman
Telephone: 713-232-2026
Fax: 713-561-0345
----------------------------------------------------------------------------------------------------
PROMETHEUS INVESTMENT FUNDING NO. 1 LTD               $ 4,921,875                    3.12500%
______________
______________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------

                              Schedule I (Page 7)

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

----------------------------------------------------------------------------------------------------
          INITIAL TERM LOAN LENDER,               OUTSTANDING INITIAL        TERM LOAN PERCENTAGE
               NAME AND ADDRESS                        TERM LOAN          (AS TO INITIAL TERM LOANS)
----------------------------------------------------------------------------------------------------
GOLDENTREE LOAN OPPORTUNITIES I, LIMITED            $     4,921,875                  3.12500%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
ALLSTATE LIFE INSURANCE COMPANY                     $     3,937,500                  2.50000%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
NORSE CBO, LTD.                                     $     3,937,500                  2.50000%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
GULF STREAM COMPASS CLO 2002-1                      $     2,968,750                  1.88492%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
AMMC CDO II, LIMITED                                $     2,953,125                  1.87500%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
FIRST DOMINION FUNDING II                           $     2,937,500                  1.86508%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
APEX (IDM) CDO I, LTD.                              $  2,563,953.33                  1.62791%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------

                              Schedule I (Page 8)

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

----------------------------------------------------------------------------------------------------
          INITIAL TERM LOAN LENDER,               OUTSTANDING INITIAL        TERM LOAN PERCENTAGE
               NAME AND ADDRESS                        TERM LOAN          (AS TO INITIAL TERM LOANS)
----------------------------------------------------------------------------------------------------
OCTAGON INVESTMENT PARTNERS III, LTD.               $  2,460,937.50                  1.56250%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
AMMC CDO I, LIMITED                                 $     1,968,750                  1.25000%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
MAGNETITE IV CLO, LTD                               $     1,968,750                  1.25000%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
CSAM FUNDING I                                      $     1,968,750                  1.25000%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
FIRST DOMINION FUNDING III                          $     1,968,750                  1.25000%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
LONGHORN CDO II, LTD.                               $     1,968,750                  1.25000%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
ML INCOME STRATEGIES PORTFOLIO                      $     1,968,750                  1.25000%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------

                              Schedule I (Page 9)

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

----------------------------------------------------------------------------------------------------
          INITIAL TERM LOAN LENDER,               OUTSTANDING INITIAL        TERM LOAN PERCENTAGE
               NAME AND ADDRESS                        TERM LOAN          (AS TO INITIAL TERM LOANS)
----------------------------------------------------------------------------------------------------
OPPENHEIMER SENIOR FLOATING RATE FUND               $     1,968,750                  1.25000%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
ELC (CAYMAN) LTD. CDO SERIES 1999-I                 $  1,922,966.72                  1.22093%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
ELC (CAYMAN) LTD. 2000-I                            $  1,922,964.75                  1.22093%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
TRYON CLO LTD. 2000-I                               $  1,922,964.75                  1.22093%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
LONGHORN CDO (CAYMAN) LTD.                          $  1,476,562.50                  0.93750%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
OCTAGON INVESTMENT PARTNERS V, LTD.                 $  1,476,562.50                  0.93750%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
MASSMUTUAL HIGH YIELD PARTNERS II LLC               $  1,322,038.27                  0.83939%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------

                              Schedule I (Page 10)

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

----------------------------------------------------------------------------------------------------
          INITIAL TERM LOAN LENDER,               OUTSTANDING INITIAL        TERM LOAN PERCENTAGE
               NAME AND ADDRESS                        TERM LOAN          (AS TO INITIAL TERM LOANS)
----------------------------------------------------------------------------------------------------
SUFFIELD CLO, LIMITED                               $  1,281,977.16                  0.81395%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
AIMCO CLO SERIES 2001-A                             $       984,375                  0.62500%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
DEBT STRATEGIES FUND, INC.                          $       984,375                  0.62500%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
MASTER SENIOR FLOATING RATE TRUST                   $       984,375                  0.62500%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
SENIOR HIGH INCOME PORTFOLIO, INC.                  $       984,375                  0.62500%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
OCTAGON INVESTMENT PARTNERS II, LLC                 $       984,375                  0.62500%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
OCTAGON INVESTMENT PARTNERS IV, LTD.                $       984,375                  0.62500%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------

                              Schedule I (Page 11)

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

----------------------------------------------------------------------------------------------------
          INITIAL TERM LOAN LENDER,               OUTSTANDING INITIAL        TERM LOAN PERCENTAGE
               NAME AND ADDRESS                        TERM LOAN          (AS TO INITIAL TERM LOANS)
----------------------------------------------------------------------------------------------------
HARBOURVIEW CLO IV, LTD.                            $       984,375                  0.62500%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
WILBRAHAM CBO, LTD.                                 $    961,482.38                  0.61047%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
MAPLEWOOD (CAYMAN) LIMITED                          $    801,234.98                  0.50872%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
NEWTON CDO LTD                                      $    640,988.58                  0.40698%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
ML GIS BANK LOAN INCOME PORTFOLIO                   $    492,187.50                  0.31250%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY         $    240,370.59                  0.15262%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
BILL AND MELINDA GATES FOUNDATION                   $    200,308.50                  0.12718%
____________
____________
Attention:
Telephone: 713-
Fax: 713-
----------------------------------------------------------------------------------------------------
                                         TOTAL      $157,500,000.01                  100.000%
----------------------------------------------------------------------------------------------------

                              Schedule I (Page 12)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                     ANNEX I

--------------------------------------------------------------------
                                           LEVERAGE RATIO is < 4.0
           LEVERAGE RATIO is < 3.0         to 1.0 and > or = than
           to 1.0                          3.0 to 1.0
           ---------------------------------------------------------
                           Applicable                     Applicable
           Applicable      Margin for      Applicable     Margin for
           Margin for      REVOLVING       Margin for     REVOLVING
           REVOLVING       CREDIT          REVOLVING      CREDIT
           CREDIT          ALTERNATE       CREDIT         ALTERNATE
           EURODOLLAR      BASE RATE       EURODOLLAR     BASE RATE
RATING     LOANS (per      LOANS (per      LOANS (per     LOANS (per
LEVELS*    annum):         annum):         annum):        annum):
--------------------------------------------------------------------
RATING
LEVEL I:     1.00%            0.0%           1.25%           0.25%
--------------------------------------------------------------------
RATING
LEVEL II:    1.25%           0.25%           1.50%           0.50%
--------------------------------------------------------------------
RATING
LEVEL III:   1.50%           0.50%           1.75%           0.75%
--------------------------------------------------------------------
RATING
LEVEL IV:    1.75%           0.75%           2.00%           1.00%
--------------------------------------------------------------------
RATING
LEVEL V:     2.00%           1.00%           2.25%           1.25%
--------------------------------------------------------------------

--------------------------------------------------------------------------------------------
            LEVERAGE RATIO is < 5.0
            to 1.0 and > or = than          LEVERAGE RATIO is > or = 5.0
            4.0 to 1.0                      to 1.0
            -----------------------------------------------------------
                                                            Applicable
            Applicable      Applicable      Applicable      Margin for
            Margin for      Margin for      Margin for      REVOLVING
            REVOLVING       REVOLVING       REVOLVING       CREDIT            Applicable
            CREDIT          CREDIT          CREDIT          ALTERNATE         Margin for the
            EURODOLLAR      ALTERNATE BASE  EURODOLLAR      BASE RATE         COMMITMENT
RATING      LOANS (per      RATE LOANS      LOANS (per      LOANS (per        FEE*** (per
LEVELS*     annum):         (per annum):    annum):         annum):           annum):
--------------------------------------------------------------------------------------------
RATING
LEVEL I:       1.50%            0.50%           1.75%         0.75%              0.30%
--------------------------------------------------------------------------------------------
RATING
LEVEL II:      1.75%            0.75%           2.00%         1.00%             0.375%
--------------------------------------------------------------------------------------------
RATING
LEVEL III:     2.00%            1.00%           2.25%         1.25%              0.50%
--------------------------------------------------------------------------------------------
RATING
LEVEL IV:      2.25%            1.25%           2.50%         1.50%              0.50%
--------------------------------------------------------------------------------------------
RATING
LEVEL V:       2.50%            1.50%           2.75%         1.75%              0.50%
--------------------------------------------------------------------------------------------

* Rating Levels are described below (the relevant Rating Level is determined by the higher of the S&P and Moody's ratings):

Rating Level I: If the Borrower's "senior debt" is rated equal to or greater than BBB by S&P or Baa2 by Moody's****;

Rating Level II: If the Borrower's "senior debt" is rated equal to BBB- by S&P or Baa3 by Moody's but less than Rating Level I;

Rating Level III: If the Borrower's "senior debt" is rated equal to BB+ by S&P or Ba1 by Moody's but less than Rating Level II;

Rating Level IV: If the Borrower's "senior debt" is rated equal to BB by S&P or
                 Ba2 by Moody's but less than Rating Levels I, II, and III; and

Rating Level V: If the Borrower's "senior debt" is rated equal to or less than
                BB- by S&P or Ba3 by Moody's.

** For purposes of determining the Applicable Margin for any Revolving Credit Eurodollar Loan the Rating Level shall be determined as of the first day of the applicable Interest Period for such Loan.

*** For purposes of determining the Applicable Margin for the Commitment Fee, the Rating Level for each calendar quarter shall be determined as of the first day of such quarter.

**** The ratings referred to in each Rating Level indicate the ratings applicable to the Borrower's senior secured credit facility (i.e., Moody's senior secured credit facility rating and S&P's senior secured debt rating).

                                    Annex I

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                  SCHEDULE 5.1

                             GUARANTEE OBLIGATIONS,
                     CONTINGENT LIABILITIES AND DISPOSITIONS

1.       Guarantee Obligations and Contingent Liabilities

         1.1      Clawbacks

                  The Borrower is party to a sponsor agreement that constitutes one of the Marco Polo Financing Documents. The Borrower's obligations under such agreement are capped at $22.5 million.

                  The Borrower is party to a sponsor agreement under the Credit Agreement to which Poseidon is party, as amended, restated or otherwise modified through the date of this Agreement, pursuant to which the Borrower guarantees Poseidon's performance of its obligations under its limited liability company agreement.

2.       Dispositions or Acquisitions of Business Properties since June 30,
         2002:

                  None

                             Schedule 5.1 (Page 1)

                 SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                  SCHEDULE 5.6

                               MATERIAL LITIGATION

         Grynberg. In 1997, the Borrower (and others) were named defendants in actions brought by Jack Grynberg on behalf of the U.S. Government under the False Claims Act. Generally, these complaints allege an industry-wide conspiracy to underreport the heating value as well as the volumes of the natural gas produced from federal and Native American lands, which deprived the U.S. Government of royalties. The plaintiff in this case seeks royalties that he contends the government should have received had the volume and heating value of natural gas produced from royalty properties been differently measured, analyzed, calculated and reported, together with interest, treble damages, civil penalties, expenses and future injunctive relief to require the defendants to adopt allegedly appropriate gas measurement practices. No monetary relief has been specified in this case. These matters have been consolidated for pretrial purposes (In re: Natural Gas Royalties Qui Tam litigation, U.S. District Court for the District of Wyoming, filed June 1997). In May 2001, the court denied the defendants' motions to dismiss. Discovery is proceeding. Our costs and legal exposure related to these lawsuits and claims are not currently determinable.

         Will Price (formerly Quinque). The Borrower has also been named a defendant in Quinque Operating Company, et al v. Gas Pipelines and Their Predecessors, et al, filed in 1999 in the District Court of Stevens County, Kansas. Quinque has been dropped as a plaintiff and Will Price has been added. This class action complaint alleges that the defendants mismeasured natural gas volumes and heating content of natural gas on non-federal and non-Native American lands. The plaintiffs in this case seek certification of a nationwide class of natural gas working interest owners and natural gas royalty owners to recover royalties that the plaintiffs contend these owners should have received had the volume and heating value of natural gas produced from their properties been differently measured, analyzed, calculated and reported, together with prejudgment and postjudgment interest, punitive damages, treble damages, attorney's fees, costs and expenses, and future injunctive relief to require the defendants to adopt allegedly appropriate gas measurement practices. No monetary relief has been specified in this case. Plaintiffs' motion for class certification was denied in April 2003. Plaintiffs filed another amended petition to narrow the proposed class to royalty owners in Kansas, Wyoming and Colorado and their motion was granted on July 28, 2003. Our costs and legal exposure related to this lawsuit and claims are not currently determinable. In connection with our April 2002 acquisition of the EPN Holding Company L.P. (now known as GulfTerra Holding V, L.P.) assets, subsidiaries of El Paso Corporation have agreed to indemnify us against all obligations related to existing legal matters at the acquisition date, including the legal matters involving Leapartners, L.P., City of Edinburg, Houston Pipe Line Company LP, and City of Corpus Christi discussed below.

         During 2000, Leapartners, L.P. filed a suit against El Paso Field Services and others in the District Court of Loving County, Texas, alleging a breach of contract to gather and process natural gas in areas of western Texas related to an asset now owned by GulfTerra Holding III, L.L.C.. In May 2001, the court ruled in favor of Leapartners and entered a judgment against El Paso Field Services of approximately $10 million. El Paso Field Services has filed an appeal with the Eighth Court of Appeals in El Paso, Texas. Briefs have been filed and oral arguments were heard in November 2002. Review by the Court of Appeals is expected in the third quarter of 2003.

                             Schedule 5.6 (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         Also, GulfTerra Texas Pipeline L.P., (GulfTerra Texas, formerly known as EPGT Texas Pipeline L.P.) now owned by GulfTerra Holding III, L.L.C., is involved in litigation with the City of Edinburg concerning the City's claim that GulfTerra Texas was required to pay pipeline franchise fees under a contract the City had with Rio Grande Valley Gas Company, which was previously owned by GulfTerra Texas and is now owned by Southern Union Gas Company. An adverse judgment against Southern Union and GulfTerra Texas was rendered in Hidalgo County State District court in December 1998 and found a breach of contract, and held both GulfTerra Texas and Southern Union jointly and severally liable to the City for approximately $4.7 million. The judgment relies on the single business enterprise doctrine to impose contractual obligations on GulfTerra Texas and Southern Union's entities that were not parties to the contract with the City. GulfTerra Texas has appealed this case to the Texas Supreme Court seeking reversal of the judgment rendered against GulfTerra Texas. The City seeks a remand to the trial court of its claim of tortious interference against GulfTerra Texas. Briefs have been filed and oral arguments were held in November 2002, and we are awaiting a decision.

         In December 2000, a 30-inch natural gas pipeline jointly owned by GulfTerra Intrastate, L.P. (GulfTerra Intrastate) now owned by GulfTerra Holding III, L.L.C., and Houston Pipe Line Company LP ruptured in Mont Belvieu, Texas, near Baytown, resulting in substantial property damage and minor physical injury. GulfTerra Intrastate is the operator of the pipeline. Two lawsuits were filed in the state district court in Chambers County, Texas by eight plaintiffs, including two homeowners' insurers. The suits seek recovery for physical pain and suffering, mental anguish, physical impairment, medical expenses, and property damage.

         Houston Pipe Line Company has been added as an additional defendant. In accordance with the terms of the operating agreement, GulfTerra Intrastate has agreed to assume the defense of and to indemnify Houston Pipe Line Company. As of June 30, 2003, all but one claim has now been settled and these settlements had no impact on our financial statements. The remaining claim relates solely to property damages.

         The City of Corpus Christi, Texas (the "City") is alleging that GulfTerra Texas and various Coastal entities owe it monies for past obligations under City ordinances that propose to tax GulfTerra Texas on its gross receipts from local natural gas sales for the use of street rights-of-way. No lawsuit has been filed to date. Some but not all of the GulfTerra Texas pipeline at issue has been using the rights-of-way since the 1960's. In addition, the City demands that GulfTerra Texas agree to a going-forward consent agreement in order for the GulfTerra Texas pipeline and Coastal pipeline to have the right to remain in City rights-of-way.

         In August 2002, we acquired the Big Thicket assets, which consist of the Vidor plant, the Silsbee compressor station and the Big Thicket gathering system located in east Texas, for approximately $11 million from BP America Production Company (BP). Pursuant to the purchase agreement, we have identified environmental conditions that we are working with BP and appropriate regulatory agencies to address. BP has agreed to indemnify us for exposure resulting from activities related to the ownership or operation of these facilities prior to our purchase (i) for a period of three years for non-environmental claims and
(ii) until one year following the completion of any environmental remediation for environmental claims. Following expiration of these indemnity periods, we are obligated to indemnify BP for environmental or non-environmental claims. We, along with BP and various other defendants, have been named in

                             Schedule 5.6 (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT the following two lawsuits for claims based on activities occuring prior to our purchase of these facilities.

         Christopher Beverly and Gretchen Beverly, individually and on behalf of the estate of John Beverly v. GulfTerra GC, L.P., et, al. In June 2003, the plaintiffs in this recently filed court action sued us in state district court in Hardin County, Texas. The plaintiffs are the parents of John Christopher Beverly, a two year old child who died on April 15, 2002, allegedly as the result of his exposure to arsenic, benzene and other harmful chemicals in the water supply. Plaintiffs allege that several defendants are responsible for that contamination, including us and BP. Our connection to the occurrences that are the basis for this suit appears to be our August 2002 purchase of certain assets from BP, including a facility in Hardin County, Texas known as the Silsbee compressor station. Under the terms of the indemnity provisions in the Purchase and Sale Agreement between GulfTerra and BP, GulfTerra requested that BP indemnify GulfTerra for any exposure. BP has thus far declined assuming the indemnity obligation. Our costs and legal exposure related to this lawsuit and claims are not currently determinable.

         Melissa Duvail, et. al., v. GulfTerra GC, L.P., et. al. In June 2003, seventy-four residents of Hardin County, Texas, sued us and others in state district court in Hardin County, Texas. The plaintiffs allege that they have been exposed to hazardous chemicals, including arsenic and benzene, through their water supply, and that the defendants are responsible for that exposure. As with the Beverly case, our connection with the occurrences that are the basis of this suit appears to be our August 2002 purchase of certain assets from BP, including a facility known as the Silsbee compressor station, which is located in Hardin County, Texas. Under the terms of the indemnity provisions in the Purchase and Sale Agreement between us and BP, BP has agreed to indemnify us for this matter.

                             Schedule 5.6 (Page 3)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                  SCHEDULE 5.14

                         SUBSIDIARIES AND JOINT VENTURES

Subsidiaries (all owned 100%) unless otherwise noted:

(All Delaware limited liability companies and limited partnerships unless otherwise noted)

1.       Arizona Gas Storage, L.L.C. (60.00%)
2.       Cameron Highway Pipeline GP, L.L.C.
3.       Cameron Highway Pipeline I., L.P.
4.       Crystal Holding, L.L.C.
5.       First Reserve Gas, L.L.C.
6.       Flextrend Development Company, L.L.C.
7.       GulfTerra Alabama Intrastate, L.L.C.
8.       GulfTerra Arizona Gas, L.L.C.
9.       GulfTerra Energy Finance Corporation (Co-Borrower)
10.      GulfTerra Field Services, L.L.C.
11.      GulfTerra GC, L.P.
12.      GulfTerra Holding I, L.L.C.
13.      GulfTerra Holding II, L.L.C.
14.      GulfTerra Holding III, L.L.C.
15.      GulfTerra Holding IV, L.P.
16.      GulfTerra Holding V, L.P.
17.      GulfTerra Intrastate, L.P.
18.      GulfTerra NGL Storage, L.L.C.
19.      GulfTerra Oil Transport, L.L.C.
20.      GulfTerra Operating Company, L.L.C.
21.      GulfTerra South Texas, L.P.
22.      GulfTerra Texas Pipeline, L.P.
23.      Hattiesburg Gas Storage Company, a Delaware general partnership
24.      Hattiesburg Industrial Gas Sales, L.L.C.
25.      High Island Offshore System, L.L.C.
26.      Manta Ray Gathering Company, L.L.C.
27.      Matagorda Island Area Gathering System, a Texas joint venture (83.00%)
28.      Petal Gas Storage, L.L.C.
29.      Poseidon Pipeline Company, L.L.C.

Joint Ventures:

1.       Atlantis Offshore, L.L.C.                     50.00%
2.       Cameron Highway Oil Pipeline Company          50.00%
3.       Poseidon Oil Pipeline Company, L.L.C.         36.00%
4.       Deepwater Gateway, L.L.C.                     50.00%

                             Schedule 5.14 (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                  SCHEDULE 5.16

                              ENVIRONMENTAL MATTERS

1. Mercury contamination has been identified along the PG&E/GTT Pipeline system (which now comprises a part of the EPGT Pipeline system) where mercury meters are located or were previously located.

2. El Paso Corporation commissioned Montgomery Watson Harza in 2001 to perform an evaluation of the GTT Pipeline System to evaluate potential environmental issues and liabilities associated with 18 gas treatment/processing/storage facilities and 92 compressor stations within the GTT Pipeline System.

3. El Paso Corporation commissioned The IT Group in 2001 to perform a pilot study within the GTT Pipeline System to identify and assess remediation issues associated with mercury-containing manometers used on the GTT pipeline system.

4. In August 2002, we acquired the Big Thicket assets, which consist of the Vidor plant, the Silsbee compressor station and the Big Thicket gathering system located in east Texas, for approximately $11 million from BP America Production Company (BP). Pursuant to the purchase agreement, we have identified environmental conditions that we are working with BP and appropriate regulatory agencies to address. BP has agreed to indemnify us for exposure resulting from activities related to the ownership or operation of these facilities prior to our purchase
         (i) for a period of three years for non-environmental claims and (ii) until one year following the completion of any environmental remediation for environmental claims. Following expiration of these indemnity periods, we are obligated to indemnify BP for environmental or non-environmental claims. We, along with BP and various other defendants, have been named in the following two lawsuits for claims based on activities occurring prior to our purchase of these facilities.

                             Schedule 5.16 (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   EXHIBIT A-1

                                     FORM OF
                              REVOLVING CREDIT NOTE

$_________                                                    New York, New York
                                                             September ___, 2003

                  FOR VALUE RECEIVED, the undersigned, GULFTERRA ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Borrower") and GULFTERRA ENERGY FINANCE CORPORATION, a Delaware corporation (the "Co-Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of _____ (the "Lender") at the office of JPMorgan Chase Bank located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) _________ ($_______), and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the undersigned pursuant to Section 2.1 of the Credit Agreement hereinafter referred to, on the Revolving Credit Termination Date (as defined in the Credit Agreement) such principal to be paid on the date and in the amounts set forth in Section 2.2 of the Credit Agreement and on such other dates and in such other amounts set forth in the Credit Agreement.

                  Each of the undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the applicable rate per annum set forth in Section 4.4 of the Credit Agreement until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on such overdue amount at the rate per annum set forth in subsection 4.4(c) of said Credit Agreement until paid in full (both before and after judgment). Interest shall be payable in arrears on each Interest Payment Date commencing on the first such date to occur after the date hereof, provided that interest accruing pursuant to subsection 4.4(c) of the Credit Agreement shall be payable on demand. In no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

                  The holder of this Note is authorized to record the date, type and amount of each Revolving Credit Loan made by the Lender pursuant to Section
2.1 of said Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another type, the date and amount of each payment or prepayment of principal with respect thereto, and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which recordation shall constitute prima facie evidence of the accuracy of the information recorded in the absence of manifest error; provided that failure by the Lender to make any such recordation on this Note shall not affect the obligations of the Borrower under this Note or said Credit Agreement.

                              Exhibit A-1 (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  This Note is one of the Revolving Credit Notes referred to in the Seventh Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended (the "Existing Credit Agreement"), as amended and restated through September 26, 2003 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Co-Borrower, the Lender, the other financial institutions parties thereto and JPMorgan Chase Bank, as Administrative Agent, is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

                  Upon the occurrence of any one or more of the Events of Default specified in said Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  This Note evidences existing indebtedness under the Existing Credit Agreement (and its predecessors) and does not constitute payment of such indebtedness, and such indebtedness continues in full force and effect, as amended and restated in the Credit Agreement.

                                           GULFTERRA ENERGY PARTNERS, L.P.

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                           GULFTERRA ENERGY FINANCE CORPORATION

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                              Exhibit A-1 (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                       SCHEDULE A TO REVOLVING CREDIT NOTE

 EURODOLLAR LOANS AND CONVERSIONS AND PAYMENTS WITH RESPECT TO EURODOLLAR LOANS

                Amount of
            Eurodollar Loans                               Amount of
                 Made or                               Eurodollar Loans
             Converted from     Interest Period and    Paid or Converted                    Unpaid Principal
             Alternate Base    Eurodollar Rate with   into Alternate Base  Distribution   Balance of Eurodollar      Notation
Date           Rate Loans         Respect Thereto         Rate Loans       Loan (Yes/No)          Loans               Made By
----           ----------         ---------------         ----------       -------------          -----               -------
------          -------               -------               -------          --------           --------             --------
------          -------               -------               -------          --------           --------             --------
------          -------               -------               -------          --------           --------             --------
------          -------               -------               -------          --------           --------             --------
------          -------               -------               -------          --------           --------             --------
------          -------               -------               -------          --------           --------             --------
------          -------               -------               -------          --------           --------             --------
------          -------               -------               -------          --------           --------             --------
------          -------               -------               -------          --------           --------             --------
------          -------               -------               -------          --------           --------             --------
------          -------               -------               -------          --------           --------             --------
------          -------               -------               -------          --------           --------             --------
------          -------               -------               -------          --------           --------             --------
------          -------               -------               -------          --------           --------             --------
------          -------               -------               -------          --------           --------             --------
------          -------               -------               -------          --------           --------             --------

                  Schedule A to Revolving Credit Note (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                       SCHEDULE B TO REVOLVING CREDIT NOTE

             ALTERNATE BASE RATE LOANS AND CONVERSIONS AND PAYMENTS
                    WITH RESPECT TO ALTERNATE BASE RATE LOANS

               Amount of
             Alternate Base         Amount of
            Rate Loans Made       Alternate Base
              or Converted       Rate Loans Paid                              Unpaid Principal
            from Eurodollar     or Converted into       Distribution      Balance of Alternate Base
Date             Loans           Eurodollar Loans       Loan (Yes/No)            Rate Loans            Notation Made By
----             -----           ----------------       -------------            ----------            ----------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                --------

                  Schedule B to Revolving Credit Note (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   EXHIBIT A-2

                         FORM OF INITIAL TERM LOAN NOTE

$_________                                                    New York, New York
                                                             September ___, 2003

                  FOR VALUE RECEIVED, the undersigned, GULFTERRA ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Borrower") and GULFTERRA ENERGY FINANCE CORPORATION, a Delaware corporation (the "Co-Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of _____ (the "Lender") at the office of JPMorgan Chase Bank located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of _________ ($_______), in installments on the dates and in the principal amounts provided in Section 2.2 of the Credit Agreement hereinafter referred to, and on such other dates and in such other amounts set forth in the Credit Agreement.

                  Each of the undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the applicable rate per annum set forth in Section 4.4 of the Credit Agreement until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on such overdue amount at the rate per annum set forth in subsection 4.4(c) of said Credit Agreement until paid in full (both before and after judgment). Interest shall be payable in arrears on each Interest Payment Date commencing on the first such date to occur after the date hereof, provided that interest accruing pursuant to subsection 4.4(c) of the Credit Agreement shall be payable on demand. In no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

                  The holder of this Note is authorized to record the date, type and amount of each Initial Term Loan made by the Lender pursuant to Section 2.1 of said Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another type, the date and amount of each payment or prepayment of principal with respect thereto, and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which recordation shall constitute prima facie evidence of the accuracy of the information recorded in the absence of manifest error; provided that failure by the Lender to make any such recordation on this Note shall not affect the obligations of the Borrower under this Note or said Credit Agreement.

                  This Note is one of the Initial Term Loan Notes referred to in the Seventh Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through September 26, 2003 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Co-Borrower, the Lender, the other financial institutions parties thereto and JPMorgan Chase Bank, as Administrative Agent, is entitled to the benefits thereof, is secured as provided therein and is subject to optional and

                              Exhibit A-2 (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

                  Upon the occurrence of any one or more of the Events of Default specified in said Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                     GULFTERRA ENERGY PARTNERS, L.P.

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     GULFTERRA ENERGY FINANCE CORPORATION

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                              Exhibit A-2 (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                      SCHEDULE A TO INITIAL TERM LOAN NOTE

                      EURODOLLAR LOANS AND CONVERSIONS AND
                    PAYMENTS WITH RESPECT TO EURODOLLAR LOANS


              Amount of                                       Amount of
          Eurodollar Loans                             Eurodollar Loans Paid
          Made or Converted    Interest Period and       or Converted into                        Unpaid Principal
         from Alternate Base   Eurodollar Rate with     Alternate Base Rate     Distribution     Balance of Eurodollar    Notation
Date         Rate Loans          Respect Thereto               Loans            Loan (Yes/No)            Loans             Made By
----         ----------          ---------------               -----            -------------            -----             -------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------

                  Schedule A to Initial Term Loan Note (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                      SCHEDULE B TO INITIAL TERM LOAN NOTE

             ALTERNATE BASE RATE LOANS AND CONVERSIONS AND PAYMENTS
                    WITH RESPECT TO ALTERNATE BASE RATE LOANS

               Amount of
             Alternate Base         Amount of
            Rate Loans Made       Alternate Base
              or Converted       Rate Loans Paid                              Unpaid Principal
            from Eurodollar     or Converted into       Distribution      Balance of Alternate Base
Date             Loans           Eurodollar Loans       Loan (Yes/No)            Rate Loans            Notation Made By
----             -----           ----------------       -------------            ----------            ----------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                --------

                  Schedule B to Initial Term Loan Note (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   EXHIBIT A-3

                        FORM OF ADDITIONAL TERM LOAN NOTE

$_________                                                    New York, New York
                                                          _______________, 200__

                  FOR VALUE RECEIVED, the undersigned, GULFTERRA ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Borrower") and GULFTERRA ENERGY FINANCE CORPORATION, a Delaware corporation (the "Co-Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of _____ (the "Lender") at the office of JPMorgan Chase Bank located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of _________ ($_______), in installments on the dates and in the principal amounts provided in the that certain Term Loan Supplement dated ______________, 200__ by and among the Borrower, Co-Borrower, the Administrative Agent and the Additional Term Loan Lenders party thereto (the "Term Loan Supplement"), and on such other dates and in such other amounts set forth in the Credit Agreement hereinafter referred to.

                  Each of the undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the applicable rate per annum set forth in Section 4.4 of the Credit Agreement until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on such overdue amount at the rate per annum set forth in subsection 4.4(c) of said Credit Agreement until paid in full (both before and after judgment). Interest shall be payable in arrears on each Interest Payment Date commencing on the first such date to occur after the date hereof, provided that interest accruing pursuant to subsection 4.4(c) of the Credit Agreement shall be payable on demand. In no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

                  The holder of this Note is authorized to record the date, type and amount of each Additional Term Loan made by the Lender pursuant to Section
2.1 of said Credit Agreement and the Term Loan Supplement, each continuation thereof, each conversion of all or a portion thereof to another type, the date and amount of each payment or prepayment of principal with respect thereto, and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which recordation shall constitute prima facie evidence of the accuracy of the information recorded in the absence of manifest error; provided that failure by the Lender to make any such recordation on this Note shall not affect the obligations of the Borrower under this Note, the Term Loan Supplement or said Credit Agreement.

                  This Note is one of the Additional Term Loan Notes referred to in the Seventh Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through September 26, 2003 (as further amended, supplemented or otherwise modified from time

                              Exhibit A-3 (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT to time, the "Credit Agreement"), among the Borrower, the Co-Borrower, the Lender, the other financial institutions parties thereto and JPMorgan Chase Bank, as Administrative Agent, is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

                  Upon the occurrence of any one or more of the Events of Default specified in said Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                     GULFTERRA ENERGY PARTNERS, L.P.

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     GULFTERRA ENERGY FINANCE CORPORATION

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                              Exhibit A-3 (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                     SCHEDULE A TO ADDITIONAL TERM LOAN NOTE

                      EURODOLLAR LOANS AND CONVERSIONS AND
                    PAYMENTS WITH RESPECT TO EURODOLLAR LOANS


              Amount of                                       Amount of
          Eurodollar Loans                             Eurodollar Loans Paid
          Made or Converted    Interest Period and       or Converted into                        Unpaid Principal
         from Alternate Base   Eurodollar Rate with     Alternate Base Rate     Distribution     Balance of Eurodollar    Notation
Date         Rate Loans          Respect Thereto               Loans            Loan (Yes/No)            Loans             Made By
----         ----------          ---------------               -----            -------------            -----             -------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------
------          -------               -------                 -------              --------             --------           --------

                Schedule A to Additional Term Loan Note (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                     SCHEDULE B TO ADDITIONAL TERM LOAN NOTE

             ALTERNATE BASE RATE LOANS AND CONVERSIONS AND PAYMENTS
                    WITH RESPECT TO ALTERNATE BASE RATE LOANS

               Amount of
             Alternate Base         Amount of
            Rate Loans Made       Alternate Base
              or Converted       Rate Loans Paid                              Unpaid Principal
            from Eurodollar     or Converted into       Distribution      Balance of Alternate Base
Date             Loans           Eurodollar Loans       Loan (Yes/No)            Rate Loans            Notation Made By
----             -----           ----------------       -------------            ----------            ----------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                ------------
-----           -------              -------               -------                -------                --------

                Schedule B to Additional Term Loan Note (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT B

                          [FORM OF TERM LOAN ADDENDUM]

         Pursuant to subsection 2.1(c) of the Seventh Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through September 26, 2003 (the "Credit Agreement"), among GulfTerra Energy Partners, L.P., a Delaware limited partnership (the "Borrower"), GulfTerra Energy Finance Corporation, a Delaware corporation (the "Co-Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), and JPMorgan Chase Bank, as administrative agent (the "Administrative Agent"), the undersigned hereby execute this Term Loan Addendum dated as of ____________, 200_ (this "Addendum"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         In consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

         1. Subject to the terms and conditions hereof and in the Credit Agreement, each Additional Term Loan Lender party to this Addendum agrees to make, on the Additional Term Loan Closing Date, term loans (the "Series [___] Additional Term Loans") to the Borrower in an aggregate principal amount not to exceed such Lender's Additional Term Loan Commitment set forth on Schedule I attached hereto under the heading "Additional Term Loan Commitment". Once repaid, the Series [___] Additional Term Loans may not be reborrowed.

         2. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Additional Term Loan Lender party to this Addendum (a) [Insert repayment terms] and (b) the then unpaid principal amount of each Series [____] Additional Term Loan on the Additional Term Loan Maturity Date (as defined below).

         3. The "Applicable Margin" for the Series [___] Additional Term Loans shall be [Insert pricing terms].

         4. The "Additional Term Loan Maturity Date" for the Series [___] Additional Term Loans shall be [Insert maturity date].

         5. The "Additional Term Loan Closing Date" for the Series [____] Additional Term Loans shall be the date on which the conditions set forth in
Section 6.4 of the Credit Agreement are first satisfied or waived in respect of the Series ___ Additional Term Loans, which shall occur on or prior to ___________, 200__.

         6. Each Additional Term Loan Lender party to this Addendum hereby acknowledges that it has received and reviewed a copy (in execution form) of the Credit Agreement, and agrees, effective as of the Additional Term Loan Closing Date, to:

                  (a) join the Credit Agreement as an Additional Term Loan Lender thereunder;

                  (b) be bound by all the terms in the Credit Agreement, other Loan Documents existing as of the date hereof and any other Loan Document to which it is a party; and

                               Exhibit B (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (c) perform all obligations required of it by the Credit Agreement and any other Loan Document to which it is a party, including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 4.10 of the Credit Agreement to deliver the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement, or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty.

         7. Subject to Article X of the Credit Agreement, each Additional Term Loan Lender party to this Addendum hereby irrevocably designates and appoints JPMorgan as the Administrative Agent of such Lender under the Credit Agreement, this Addendum and the other Loan Documents, and each such Lender irrevocably authorizes JPMorgan, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of the Credit Agreement, this Addendum and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Credit Agreement, this Addendum and the other Loan Documents, together with such other powers as are reasonably incidental thereto.

         8. Subject to Article XII of the Credit Agreement, each Additional Term Loan Lender party to this Addendum hereby irrevocably designates and appoints JPMorgan as the Collateral Agent of such Lender under the Credit Agreement, this Addendum and the other Loan Documents, and each such Lender irrevocably authorizes JPMorgan, as the Collateral Agent for such Lender, to take such action on its behalf under the provisions of the Credit Agreement, this Addendum and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of the Credit Agreement, this Addendum and the other Loan Documents, together with such other powers as are reasonably incidental thereto.

         9. Each Additional Term Loan Lender party to this Addendum hereby consents and agrees (i) to the provisions of the Intercreditor Agreement, including the indemnity provisions set forth in [Section 5] thereof and (ii) that the address for notices under Section 11.1 of the Credit Agreement to such Additional Term Loan Lender is specified in Schedule I attached hereto.

         10. THIS ADDENDUM AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         11. This Addendum may be executed by one or more of the parties to this Addendum on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Addendum signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         IN WITNESS WHEREOF, the undersigned has executed this Addendum as of the ___th day of _________, 200_.

                               Exhibit B (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    BORROWER:

                                    GULFTERRA ENERGY PARTNERS, L.P.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    CO-BORROWER:

                                    GULFTERRA ENERGY FINANCE CORPORATION

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    ADMINISTRATIVE AGENT:

                                    JPMORGAN CHASE BANK,
                                    as Administrative Agent

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    [ADDITIONAL TERM LOAN LENDERS]:

                                    ____________________________________________

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                               Exhibit B (Page 3)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                        SCHEDULE I TO TERM LOAN ADDENDUM
                      FOR SERIES [ ] ADDITIONAL TERM LOANS

               ADDITIONAL TERM LOAN LENDERS, ADDITIONAL TERM LOAN
           COMMITMENTS AND ADDITONAL TERM LOAN COMMITMENT PERCENTAGES

----------------------------------------------------------------------
                                         ADDITIONAL    ADDITIONAL TERM
ADDITIONAL TERM LOAN LENDER               TERM LOAN    LOAN COMMITMENT
NAME AND ADDRESS FOR NOTICES    TITLE    COMMITMENT       PERCENTAGE
----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

                    Schedule I to Term Loan Addendum (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT C

            [FORM OF GUARANTEES AND SECURITY DOCUMENTS CONFIRMATION]

         GUARANTEES AND SECURITY DOCUMENTS CONFIRMATION, dated as of September 25, 2003 (this "Confirmation"), to each of the following documents:

         A. Amended and Restated EPEPC Guarantee, dated as of October 10, 2002, as amended and supplemented prior to the date hereof (the "EPEPC Guarantee"), made by El Paso Energy Partners Company, L.L.C. ("EPEPC") in favor of, among others, the Administrative Agent, the Lenders and the Marco Polo Lenders (each as defined herein);

         B. General Partner Guarantee, dated as of May 5, 2003 (the "GP Guarantee" and, together with the EPEPC Guarantee, the "Guarantees"), made by GulfTerra Energy Company, L.L.C., a Delaware limited liability company (the "General Partner"), in favor of the Administrative Agent, the Lenders and the Marco Polo Lenders; and

         C. General Partner Security Agreement (G&A Agreement), dated as of May 5, 2003, as amended and supplemented prior to the date hereof (the "GP Security Agreement"), made by the General Partner in favor of JPMorgan Chase Bank, as collateral agent (the "Collateral Agent") for the ratable benefit of the Lenders and the Marco Polo Lenders;

         (each as further amended, supplemented, waived, conformed or otherwise modified from time to time, and including by this Confirmation, collectively, the "Guarantees and Security Documents").

                              W I T N E S S E T H :

         WHEREAS, concurrently with the execution of this Confirmation, GulfTerra Energy Partners, L.P., a Delaware limited partnership (formerly El Paso Energy Partners L.P.) (the "Borrower"), GulfTerra Energy Finance Corporation (formerly El Paso Energy Partners Finance Corporation), a Delaware corporation (the "Co-Borrower"), the Lenders parties thereto (the "Lenders"), Fortis Capital Corp., as syndication agent, Credit Lyonnais New York Branch, BNP Paribas and Wachovia Bank, National Association, as co-documentation agents, and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent"), are entering into the Seventh Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated as of September 25, 2003 (and as may be further amended, modified or supplemented from time to time, the "Credit Agreement"); and

         WHEREAS, each of the signatories (other than the Administrative Agent and the Collateral Agent) hereto is a party to one or more of the Guarantees and Security Documents and wishes to acknowledge and confirm that (i) its obligations, and the Liens and security interests created, under each of the Guarantees and Security Documents to which it is a party continue in full force and effect, unimpaired and undischarged, and (ii) the obligations guaranteed by and secured by (or, in the case of the obligations of each of the Confirming Parties (as defined below), other than the Borrower and the Co-Borrower under the Security Documents, secured indirectly by) the Liens and security interests created under each of the Guarantees and Security

                               Exhibit C (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Documents shall be the obligations of the Borrower and the Co-Borrower under the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and to induce the Lenders to continue to make extensions of credit under the Credit Agreement, each of the signatories hereto hereby agrees with the Administrative Agent and the Collateral Agent, for the ratable benefit of the Lenders and the Marco Polo Lenders, as follows:

         1. Unless otherwise defined herein or in the Recitals and introductory paragraphs, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), as such other Loan Documents may be amended, supplemented or modified hereby.

         2. Each of EPEPC and the General Partner hereby confirm their obligations under their respective Guarantees to guarantee as a primary obligor to the Administrative Agent, the Lenders and the Marco Polo Lenders, the prompt and complete payment by the Borrower and the Co-Borrower when due of the Obligations.

         3. Each of EPEPC and the General Partner hereby consents to the execution, delivery and performance of the Credit Agreement. Each of EPEPC and the General Partner agrees that each reference to the "EPN Credit Agreement" in each of the Guarantees and Security Documents to which it is a party shall be deemed to be a reference to the Credit Agreement as defined herein.

         4.       The EPEPC Guarantee is hereby amended as follows:

                  (a) The definition of "Commitments" set forth in the EPEPC Guarantee is hereby amended to read in its entirety as follows:
         "Commitments": the "Revolving Loan Commitments" and the "Additional Term Loan Commitments" as defined in the Credit Agreement.

                  (b) The definition of "Obligations" set forth in the EPEPC Guarantee is amended to read in its entirety as follows:
         "Obligations": (i) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of any Borrower to the Administrative Agent or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or any of the Lenders) or otherwise and (ii) the Marco Polo Clawback.

                  (c) The terms "EPN Group Administrative Agents" and the "EPN Group Lenders" as defined in the Recitals to the EPEPC Guarantee are hereby amended to have

                               Exhibit C (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT the meanings ascribed to the terms "Administrative Agent" and "Lender", respectively, defined in this Confirmation.

                  (d) All references to the terms "Senior Secured Acquisition Term Loan Credit Agreement" are hereby deleted.

         5.       The GP Guarantee is hereby amended as follows:

                  (a) The definition of "Commitments" set forth in the GP Guarantee is hereby amended to read in its entirety as follows:
         "Commitments": the "Revolving Loan Commitments" and the "Additional Term Loan Commitments" as defined in the Credit Agreement.

                  (b) The definition of "Obligations" set forth in the GP Guarantee is amended to read in its entirety as follows: "Obligations":
         (i) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of any Borrower to the Administrative Agent or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or any of the Lenders) or otherwise and (ii) the Marco Polo Clawback.

                  (c) The terms the "EPN Group Administrative Agents" and the "EPN Group Lenders" as defined in the Recitals to the GP Guarantee are hereby amended to have the meanings ascribed to the terms "Administrative Agent" and "Lender", respectively, defined in this Confirmation.

         6.       The GP Security Agreement is hereby amended as follows:

                  (a) The terms "EPN Group Administrative Agents" and the "EPN Group Lenders" as defined in GP Security Agreement are hereby amended to have the meanings ascribed to the terms "Administrative Agent" and "Lender", respectively, defined in this Confirmation.

                  (b) All references to the terms "Senior Secured Acquisition Term Loan Credit Agreement" are hereby deleted.

         7. Each of the signatories hereto (other than the Administrative Agent and Collateral Agent) (a "Confirming Party") hereby agrees, with respect to each Guarantee and Security Document that it has executed, that:

                               Exhibit C (Page 3)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (a) all of its obligations, liabilities and indebtedness under the Guarantees and Security Documents remain in full force and effect on a continuous basis after giving effect to the Credit Agreement and to this Confirmation;

                  (b) all of the Liens and security interests created and arising under the Guarantees and Security Documents remain in full force and effect on a continuous basis and having the same perfected status and priority, after giving effect to the Credit Agreement and this Confirmation, as collateral security for the Obligations and the other obligations of such Confirming Party under the Guarantees and Security Documents;

                  (c) all of the obligations, liabilities and indebtedness of the Borrower under the Credit Agreement are continued in full force and effect on a continuous basis, unpaid and undischarged, after giving effect to the Credit Agreement;

                  (d) the perfected status and priority of each Lien and security interest created under the Guarantees and Security Documents continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Credit Agreement, as collateral security for the Obligations (and the other obligations of such Confirming Party under the Guarantees and Security Documents.

         8. Except as set forth in the proviso below, each Confirming Party that is a party to any Guarantee or Security Document hereby confirms all of its payment and performance obligations thereunder; provided, that notwithstanding anything to the contrary in any Loan Document or any of the Guarantees and Security Documents, the Co-Borrower is obligated under, and has granted liens under, such Loan Documents as a co-obligor, jointly and severally liable with the Borrower, and not as a Subsidiary Guarantor. The Obligations (as defined in the Borrower Security Agreement) with respect to the Co-Borrower relate to its obligations as a co-obligor with the Borrower and not as a guarantor.

         9. Each Confirming Party agrees that it shall take any action reasonably requested by the Administrative Agent or the Collateral Agent in order to confirm or effect the intent of this Confirmation. Each Confirming Party agrees that it shall prepare updated schedules to the Guarantees and Security Documents with respect to the information required to be provided by it thereunder.

         10. This Confirmation shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         11. This Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                      [SIGNATURE PAGE BEGINS ON NEXT PAGE]

                               Exhibit C (Page 4)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         IN WITNESS WHEREOF, the undersigned have caused this Confirmation to be executed and delivered by a duly authorized officer on the date first above written.

                                    GULFTERRA ENERGY COMPANY, L.L.C.

                                    GULFTERRA ENERGY FINANCE CORPORATION

                                    GULFTERRA ENERGY PARTNERS, L.P.

                                    EL PASO ENERGY PARTNERS COMPANY, L.L.C.

                                    By: ________________________________________
                                        Keith B. Forman,
                                        Vice President and Chief Financial
                                        Officer

Accepted and acknowledged as of
the date first above written:

JPMORGAN CHASE BANK,
as Administrative Agent and Collateral Agent

By:    _________________________________

Name:  _________________________________

Title: _________________________________

                               Exhibit C (Page 5)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT D

                            FORM AMENDED AND RESTATED
                           BORROWER SECURITY AGREEMENT

                                    Exhibit D

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                              AMENDED AND RESTATED
                            BORROWER PLEDGE AGREEMENT

         AMENDED AND RESTATED BORROWER PLEDGE AGREEMENT, dated as of September 26, 2003, made by GULFTERRA ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Pledgor"), in favor of JPMORGAN CHASE BANK, as collateral agent (in such capacity, the "Collateral Agent"), for the ratable benefit of (a) the banks and other financial institutions (the "Lenders") parties to the Amended and Restated Credit Agreement, dated as of March 23, 1995 and as amended and restated as of September 26, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Pledgor, GulfTerra Energy Finance Corporation, a Delaware corporation, as the co-borrower ("Co-Borrower"), the Lenders and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent"), and (b) the Marco Polo Lenders (as defined in the Credit Agreement).

                              W I T N E S S E T H :

         WHEREAS, the Pledgor and the Collateral Agent are parties to that certain Consolidated Amended and Restated Borrower Pledge Agreement dated as of October 10, 2002 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing Pledge Agreement");

         WHEREAS, pursuant to the provisions of Section 7.10 of the Credit Agreement, the Pledgor agreed that it would deliver, and would cause each Person that is a party (or is required to be a party) to any Security Document, other than the Collateral Agent, to deliver, amended and restated Security Documents, together with supplemented and corrected schedules, exhibits or other documents, if any, that are necessary to accurately reflect the collateral existing as of the Closing Date that is pledged as security for the Obligations (as hereinafter defined);

         WHEREAS, the Pledgor is (a) the owner of a 100% limited liability company interest in each of the limited liability companies listed on Schedule I hereto (which, collectively and together with any other limited liability company Subsidiary of the Pledgor formed or acquired after the date of this Agreement whose ownership interests are owned of record by the Pledgor and will be pledged to the Collateral Agent hereunder, are referred to herein as the "LLCs"); (b) the owner of all of the limited partner interests in each of the limited partnerships listed on Schedule I hereto (which, collectively and together with any other limited or general partnership Subsidiary of the Pledgor formed or acquired after the date of this Agreement whose ownership interests are owned of record by the Pledgor and will be pledged to the Collateral Agent hereunder, are referred to herein as the "Partnerships"); and (c) the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by the Co-Borrower (collectively, the Co-Borrower and any other corporate Subsidiary of the Pledgor formed or acquired after the date of this Agreement whose ownership interests are owned of record by the Pledgor and will be pledged to the Collateral Agent hereunder are referred to herein as the "Corporations", and collectively, the Corporations, the LLCs, the Partnerships and any other type of Subsidiary of the Pledgor formed or acquired after the date of this Agreement whose ownership interests are owned of record by the Pledgor and will be pledged to the Collateral Agent hereunder, are referred to herein as the "Subsidiaries");

                               Exhibit D (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         NOW, THEREFORE, in consideration of the premises and to comply with the requirements of Section 7.10 of the Credit Agreement, the Pledgor hereby agrees with the Collateral Agent, for the ratable benefit of the Group Lenders and the Marco Polo Lenders, that the Existing Pledge Agreement is hereby amended and restated to read in its entirety as follows:

         1. DEFINED TERMS: As used in this Agreement, terms defined in the Credit Agreement or in the recitals hereto shall have their defined meanings when used herein, and the following terms shall have the following meanings:

         "Account Debtor": a Person (other than the Borrower) obligated on an Account, Chattel Paper or General Intangible.

         "Agreement": this Amended and Restated Borrower Pledge Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

         "Certificate of Formation": with respect to any LLC or Partnership that is a limited partnership, its certificate of formation.

         "Certificate of Incorporation": with respect to any Corporation, its certificate or articles of incorporation, as applicable.

         "Collateral": the Interests (including, without limitation, the Pledged Certificates), the Pledged Stock and all Proceeds. The obligations of the Loan Parties to provide Collateral are limited by paragraphs (c) and (d) of subsection 7.10 of the Credit Agreement.

         "Commitments": the "Revolving Loan Commitments" and "Additional Term Loan Commitments" as defined in the Credit Agreement.

         "Governing Documents": (a) with respect to any LLC, its Certificate of Formation and its LLC Agreement; (b) with respect to any Partnership that is a limited partnership, its Certificate of Formation and limited partnership agreement; (c) with respect to any Partnership that is a general partnership, its partnership agreement; (d) with respect to any Corporation, its Certificate of Incorporation and by-laws, and (e) with respect to any other Non-Corporate Subsidiary, its declaration of trust or other governing document.

         "Interests": all right, title and interest, now existing or hereafter acquired, of the Pledgor in the Non-Corporate Subsidiaries but not any of its obligations from time to time as a member or partner therein (unless the Collateral Agent shall become a member or partner therein as a result of its exercise of remedies pursuant to the terms hereof);

                           (ii) any and all moneys due and to become due to the Pledgor now or in the future by way of a distribution made to the Pledgor in its capacity as a member or partner of or the owner of any limited liability company interest, limited or general partner interest or other equity interest in any of the Non-Corporate Subsidiaries or otherwise in respect of the Pledgor's interest as a member of or partner in the Non-Corporate

                               Exhibit D (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  Subsidiaries or the owner of any limited liability company interests, limited or general partner interests or other equity interests in any of the Non-Corporate Subsidiaries;

                           (iii)    any other property of any of the
                  Non-Corporate Subsidiaries to which the Pledgor now or in the future may be entitled in its capacity as a member of, partner in or owner of any limited liability company interest, limited or general partner interest or other equity interest in any such Non-Corporate Subsidiary by way of distribution, return or otherwise;

                           (iv) any other claim which the Pledgor now has or may in future acquire in its capacity as member of, partner in or owner of any limited liability company interest, limited or general partner interest or other equity interest in any of the Non-Corporate Subsidiaries against any such Non-Corporate Subsidiary and its property;

                           (v) to the extent not otherwise included, (A) all Proceeds of any or all of the foregoing, and (B) all Supporting Obligations (as such term is defined in the UCC) with respect to the foregoing.

         "LLC Agreement": with respect to any LLC, its limited liability company agreement.

         "Non-Corporate Subsidiaries": all Subsidiaries other than the Corporations.

         "Obligations": (i) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Pledgor or the Co-Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of the Pledgor and Co-Borrower to the Administrative Agent or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or any of the Lenders) or otherwise, and
(ii) all obligations, liabilities and indebtedness of the Pledgor under and pursuant to the Marco Polo Clawback.

         "Pledged Certificates": the certificates of limited liability company interests of the LLCs listed on Schedule I(A) hereto, together with all limited liability company certificates, partnership interest certificates, stock certificates, options or rights of any nature whatsoever that may be issued or granted by any LLC to the Pledgor while this Agreement is in effect.

         "Pledged Stock": the shares of capital stock listed on Schedule I(B) hereto, together with all stock certificates, options or rights of any nature whatsoever that may be

                               Exhibit D (Page 3)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT issued or granted by the issue of such capital stock to the Pledgor while this Agreement is in effect.

         "Proceeds": All "proceeds" (as such term is defined in Section 9-102 of the Uniform Commercial Code in effect in the State of New York on the date hereof) including, without limitation, all income, gain, credit, distributions, dividends and similar items from or with respect to the Interests (including, without limitation, the Pledged Certificates) and the Pledged Stock, collections thereon or distributions with respect thereto.

         "UCC" or "Uniform Commercial Code": the Uniform Commercial Code from time to time in effect in the State of New York.

         2. ASSIGNMENT AND GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all the Obligations, the Pledgor hereby delivers to the Collateral Agent all the Pledged Certificates and all the Pledged Stock and sells, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Group Lenders and the Marco Polo Lenders, a first security interest in, to and under the Collateral. The Pledgor will cause each of the Subsidiaries to execute an Acknowledgement and Consent substantially in the form of Exhibit B hereto. Interests in certain of the Non-Corporate Subsidiaries may not be evidenced by certificates. In the case of such Non-Corporate Subsidiaries, the Collateral Agent agrees that it will not give any instructions to the Non-Corporate Subsidiaries pursuant to the provisions of such Acknowledgement and Consent except upon the occurrence and during the continuance of an Event of Default.

         3. TRANSFER POWERS. Concurrently with the delivery to the Collateral Agent of each Pledged Certificate and each certificate representing one or more shares of Pledged Stock to the Collateral Agent, the Pledgor shall deliver an undated transfer power covering each such certificate, duly executed in blank by the Pledgor with, if the Collateral Agent so requests, signature guaranteed.

         4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that:

                  (a) the Pledgor has the power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Agreement and has taken all necessary action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Agreement;

                  (b) this Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles;

                               Exhibit D (Page 4)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (c) the execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Requirement of Law or Contractual Obligation of the Pledgor, except as contemplated hereby;

                  (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any creditor of the Pledgor or any of the Subsidiaries), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

                  (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of the Collateral with respect to this Agreement or any of the transactions contemplated hereby;

                  (f) the Pledgor is the record and beneficial owner of, and has good and legal title to, the Interests and the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the Liens created by this Agreement or permitted under the Credit Agreement, and (i) all the Pledged Certificates have been duly and validly issued and (ii) all the shares of Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

                  (g) upon delivery to the Collateral Agent of the Pledged Certificates and the stock certificates evidencing the Pledged Stock and upon the filing of the financing statements described on Schedule II to this Agreement, the Lien granted pursuant to this Agreement will constitute a valid, perfected first priority Lien on the Collateral (except for any Liens on the Collateral permitted to exist under the Credit Agreement), prior to all other Liens on the Collateral created by the Pledgor and in existence on the date hereof, which will be enforceable as such as against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. All action necessary or desirable to perfect such security interest in each item of the Collateral requested by the Collateral Agent, including the filing of financing statements in the offices referred to on Schedule II to this Agreement has been or will be duly taken;

                  (h) as of the Restatement Closing Date: (i) the name of the Pledgor as indicated on the public record of the Pledgor's jurisdiction of organization, which shows the Pledgor to have been organized, is "GulfTerra Energy Partners, L.P."; (ii) the Pledgor's mailing address is Four Greenway Plaza, Houston, Texas 77046; (iii) the Pledgor is a Delaware limited partnership, and the Pledgor's organizational identification number in the State of Delaware is 2317845; (iv) the Pledgor was formerly known as "El Paso Energy Partners, L.P." and as "Leviathan Gas Pipeline Partners, L.P."; and (v) other than these names, the Pledgor has not used any other name or trade name since September 15, 1998;

                               Exhibit D (Page 5)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (i) as of the Restatement Closing Date: (i) each of the LLCs is a limited liability company duly formed and validly existing under the laws of the State of Delaware, (ii) each of the Partnerships is a general or limited partnership (as the case may be) duly formed and validly existing under the laws of the State of Delaware, and (iii) the Co-Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and

                  (j) each of the Subsidiaries has all the requisite power and authority to own and operate its properties, to lease the properties it operates and to carry on its business as now conducted and is duly qualified as a foreign limited liability company or a foreign corporation and in good standing in each jurisdiction in which the character of its properties owned or the nature of the activities conducted by it makes such qualification or licensing necessary, except where failure to be so qualified could not have a Material Adverse Effect. Except to the extent set forth on Schedule I(A) hereto, as of the Restatement Closing Date, (i) the Pledgor is the sole owner of each of the LLCs and the limited partner interests of the Partnerships, and the nature of the Pledgor's interest in each of the LLCs and Partnerships is as set forth on Schedule I(A) hereto; (ii) the shares of Pledged Stock constitutes the Pledgor's percentage interest of all the issued and outstanding shares of all classes of the capital stock of each Corporation, as such percentage is set forth on Schedule I(B) hereto; (iii) the list of certificates set forth on (I) Schedule I(A) constitutes a full and complete list of all the certificates of limited liability company interests of the LLCs owned by the Pledgor and (II)
         Schedule I(B) constitutes a full and complete list of all of the issued and outstanding shares of capital stock of any class of each corporate or other Subsidiary beneficially owned by the Pledgor (whether or not registered in the name of the Pledgor) and said Schedule I(B) correctly identifies the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate; and (iv) complete and correct copies of the Governing Documents of each Subsidiary have been delivered to the Collateral Agent.

         5. COVENANTS. The Pledgor covenants and agrees with the Collateral Agent that, from and after the date of this Agreement until the Obligations are paid in full:

                  (a) If the Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any limited liability company interest, any stock certificate or other certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for Interests or any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the Collateral Agent's agent, hold the same in trust for the Collateral Agent and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by the Pledgor to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral

                               Exhibit D (Page 6)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         Agent hereunder as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any corporate or other Subsidiary, such payments shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of any of the Subsidiaries, or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Collateral Agent to be held by it, subject to the terms hereof, as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Collateral shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

                  (b) The Pledgor will defend the right, title and interest of the Collateral Agent in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Lien granted hereby. The Pledgor hereby authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file financing statements and amendments to financing statements that describe the Collateral, in such jurisdictions as the Collateral Agent may deem necessary or desirable in order to perfect or maintain the perfection of the security interests granted by the Pledgor under this Agreement. The Pledgor hereby further authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged hereunder to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

                  (d) The Pledgor will advise the Collateral Agent promptly, in reasonable detail, of any Lien or claim made or asserted against any of the Collateral other than Liens created hereby and any Lien or claim permitted under the Credit Agreement.

                  (e) The Pledgor agrees to pay, and to save the Collateral Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or

                               Exhibit D (Page 7)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                  (f) Promptly, but in no case later than 30 days after the Pledgor forms (or acquires Capital Stock of) a Subsidiary that is to be a Restricted Subsidiary, the Pledgor shall provide to the Collateral Agent a supplement to this Agreement in the form of Exhibit A hereto, which shall include a schedule supplementing Schedule I or Schedule II, as the case may be, to pledge its ownership interests in such Restricted Subsidiary to the Collateral Agent.

                  (g) The Pledgor recognizes that financing statements pertaining to the Collateral have been or may be filed where the Pledgor maintains any Collateral or is organized. Without limitation of any other covenant herein, the Pledgor will not cause or permit (i) any change to be made in its name, identity or corporate structure or (ii) any change to the Pledgor's jurisdiction of organization, unless the Pledgor shall have first (1) notified the Collateral Agent of such change at least thirty (30) days prior to the effective date of such change, and (2) taken all action reasonably requested by the Collateral Agent for the purpose of maintaining the perfection and priority of the Collateral Agent's security interests and rights under this Agreement. In any notice furnished pursuant to this subsection, the Pledgor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the Collateral Agent's security interest in the Collateral.

         6. CASH DISTRIBUTIONS; CASH DIVIDENDS; VOTING RIGHTS. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to receive (a) all cash distributions paid in the normal course of business of the LLCs and to exercise all voting, member and manager rights with respect to the Interests, and (b) all cash dividends paid in the normal course of business of any corporate or other Subsidiary and consistent with past practice, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or right exercised or other action taken which, in the Collateral Agent's reasonable judgment, would (i) impair the Collateral in a manner that would reasonably be expected to have a Material Adverse Effect or
(ii) result in a breach of any provision of the Credit Agreement, the Notes, any other Loan Document or this Agreement.

         7.       RIGHTS OF THE COLLATERAL AGENT.

                  (a)      If an Event of Default shall occur and be continuing,
         (i) the Collateral Agent shall have the right to receive and shall receive any and all cash distributions or dividends paid in respect of the Collateral and make application thereof to the Obligations in such order as it may determine, and (ii) to the extent permitted by applicable law, all shares or certificates of or evidencing the Interests and the Pledged Stock shall be registered in the name of the Collateral Agent or its nominee, and (whether or not so registered) the Collateral Agent or its nominee may thereafter exercise (A) all voting, corporate, member, manager and other rights pertaining to the Interests or the shares of the Pledged Stock, as the case may be, and (B) any and all rights of conversion, exchange, subscription and any other

                               Exhibit D (Page 8)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT rights, privileges or options pertaining to the Interests or such shares of the Pledged Stock, as the case may be, as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Interests or the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the structure of any of the Subsidiaries, or upon the exercise by the Pledgor or the Collateral Agent of any right, privilege or option pertaining to such shares or certificates of or evidencing the Interests or the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Interests or the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (b) The rights of the Collateral Agent hereunder shall not be conditioned or contingent upon the pursuit by the Collateral Agent of any right or remedy against any Subsidiary, or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Collateral Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         8.       COLLATERAL AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

                  (a) The Pledgor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right, on behalf of the Pledgor without notice to or assent by the Pledgor to do the following:

                           (i) upon the occurrence and continuation of an Event of Default to ask, demand, collect, receive and give acceptances and receipts for any and all moneys due and to become due with respect to the Collateral and, in the name of the Pledgor or its own name or otherwise, to take possession of, endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to the Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise as deemed appropriate by the Collateral Agent

                               Exhibit D (Page 9)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT for the purpose of collecting any and all such moneys due with respect to the Collateral or whenever payable;

                           (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; and

                           (iii)    upon the occurrence and during the
                  continuance of an Event of Default, (A) to direct any Person liable for any payment to the Pledgor with respect to the Collateral to make payment of any and all moneys due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; and (G) generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and the Pledgor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Pledgor might do.

         The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

                  (b) The powers conferred on the Collateral Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Pledgor, any Subsidiary or to any other member or partner of or owner of any limited or general partner interest, limited liability company interest or other equity interest in any Non-Corporate Subsidiary for any act or failure to act.

                  (c) The Pledgor also authorizes the Collateral Agent, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 of this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                               Exhibit D (Page 10)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         9. REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing and to the extent permitted by applicable law, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, any of the Subsidiaries or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Collateral Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615 of the UCC, need the Collateral Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by the Collateral Agent of any of its rights hereunder except to the extent any thereof arise solely from the willful misconduct of the Collateral Agent. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any Lender to collect such deficiency.

         10.      REGISTRATION RIGHTS; PRIVATE SALES.

                  (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Interests or the Pledged Stock, as the case may be, pursuant to paragraph 9 hereof, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Interests or the Pledged Stock, as the case may be, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause the relevant Subsidiaries to (i) execute and deliver, and cause the managers, directors or officers

                               Exhibit D (Page 11)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT of the relevant Subsidiaries to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Interests or the Pledged Stock, as the case may be, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Interests, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause the relevant Subsidiaries to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) The Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Collateral Agent than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Interests or the Pledged Stock, as the case may be, for the period of time necessary to permit any of the relevant Subsidiaries to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Subsidiaries would agree to do so.

                  (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Interests or the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a continuing breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent and the Lenders, that the Collateral Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

         11. LIMITATION ON DUTIES REGARDING COLLATERAL. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in

                               Exhibit D (Page 12)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

         12. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         13. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         14. PARAGRAPH HEADINGS. The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         15. NO WAIVER; CUMULATIVE REMEDIES; INTEGRATION. The Collateral Agent shall not by any act (except by a written instrument pursuant to this paragraph), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law. This Agreement represents the agreement of the Pledgor and the Collateral Agent with respect to the subject matter hereof and there are no promises or representations by the Collateral Agent relative to the subject matter hereof not reflected herein.

         16. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Collateral Agent, provided that any provision of this Agreement that imposes an obligation solely on the Pledgor or provides a right in favor solely of the Collateral Agent may be waived by the Collateral Agent in a letter or agreement executed by the Collateral Agent or by facsimile transmission from the Collateral Agent. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Collateral Agent and its successors and assigns. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND

                               Exhibit D (Page 13)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         17. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. THE PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT AGAINST IT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PLEDGOR AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGOR IN ANY OTHER JURISDICTION.

         18.      WAIVERS.

                  (a) THE PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY ACTION DESCRIBED IN PARAGRAPH 17, OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT, AND AGREES NOT TO PLEAD OR CLAIM THE SAME.

                  (b) EACH OF THE PLEDGOR AND THE COLLATERAL AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM OF ANY TYPE AS TO ANY MATTER ARISING DIRECTLY OR INDIRECTLY OUT OF OR WITH RESPECT TO THIS AGREEMENT.

         19. NOTICES. All notices, requests and demands to or upon the Collateral Agent, the Pledgor or the Subsidiaries to be effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been given or made when actually delivered or, in the case of notice by facsimile transmission, when received, addressed as set forth in the Credit Agreement, in the case of the Pledgor and the Collateral Agent, or as set forth under such party's signature below, in the case of the Subsidiaries. The Pledgor and the Subsidiaries may change their respective addresses and transmission numbers by written notice to the Collateral Agent.

                               Exhibit D (Page 14)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         20. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO SUBSIDIARIES. The Pledgor hereby authorizes and instructs each of the Subsidiaries to comply with any instruction received by it from the Collateral Agent in writing that (a) states that an Event of Default has occurred and describes such Event of Default and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Subsidiaries shall be fully protected in so complying.

         21. RELEASE OF LIENS. Upon payment and satisfaction in full of the Obligations, the Collateral Agent agrees, upon the written request of the Pledgor and at the Pledgor's sole expense, to execute, record and file such instruments and perform such acts as are necessary to release the Collateral from the Lien and security interest of this Agreement or any assignment or other security document entered into pursuant hereto.

         22. THE COLLATERAL AGENT NOT A MEMBER. Nothing contained in this Agreement shall be construed or interpreted (a) to transfer to the Collateral Agent any of the obligations of a member, manager, partner or other owner of any of the Subsidiaries or (b) to constitute the Collateral Agent a member, manager, partner or other owner of any of the Subsidiaries.

         23. COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                               Exhibit D (Page 15)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                    GULFTERRA ENERGY PARTNERS, L.P.

                                    By: ________________________________________
                                    Name:  Keith B. Forman
                                    Title: Vice President and Chief
                                           Financial Officer

                               Exhibit D (Page 16)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    Agreed to:

                                    JPMORGAN CHASE BANK,
                                    as Collateral Agent

                                    By:    _____________________________________
                                    Name:  _____________________________________
                                    Title: _____________________________________

                               Exhibit D (Page 17)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE I

(A)      LIMITED LIABILITY COMPANY AND PARTNERSHIP INTERESTS

--------------------------------------------------------------------------------
                                        CERTIFICATE NUMBER         EQUITY
ISSUER                                       (IF ANY)             INTEREST
--------------------------------------------------------------------------------
                                               LLCS
Cameron Highway Pipeline GP, L.L.C.                                 100%

Crystal Holding, L.L.C.                                             100%

Flextrend Development Company, L.L.C.                               100%

GulfTerra Alabama Intrastate, L.L.C.                                100%

GulfTerra Field Services, L.L.C.                                    100%

GulfTerra Holding III, L.L.C.                                       100%

GulfTerra Oil Transport, L.L.C.                                     100%

GulfTerra Operating Company, L.L.C.                                 100%

High Island Offshore System, L.L.C.                                 100%

Manta Ray Gathering Company, L.L.C.                                 100%

Poseidon Oil Pipeline Company, L.L.C.                               100%

                                           PARTNERSHIPS

GulfTerra GC, L.P.                                           99% (entire limited
                                                              partner interest)
GulfTerra Intrastate, L.P.                                   99% (entire limited
                                                              partner interest)
Cameron Highway Pipeline I, L.P.                             99% (entire limited
                                                              partner interest)
GulfTerra Texas Pipeline, L.P.                               99% (entire limited
                                                              partner interest)

                        Schedule I to Exhibit D (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

(B)      DESCRIPTION OF PLEDGED STOCK

                                                      Stock        No. of
          Issuer              Class of Stock*    Certificate No.   Shares
-------------------------   ------------------   ---------------   ------
Gulf Terra Energy Finance   All of its capital
Corporation                 stock

---------------------

*Stock is assumed to be common stock unless otherwise indicated.

                        Schedule I to Exhibit D (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE II

                                   UCC FILINGS

State          Filing Office      Document Filed
-----          -------------      --------------
Delaware    Secretary of State        UCC-1

                        Schedule II to Exhibit D (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT A

                      [FORM OF PLEDGE AGREEMENT SUPPLEMENT]

                  PLEDGE AGREEMENT SUPPLEMENT, dated as of ________, 20__ (this "Supplement"), made by GULFTERRA ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Pledgor"), in favor of JPMORGAN CHASE BANK, as collateral agent (in such capacity, the "Collateral Agent"), for the ratable benefit of (a) the banks and other financial institutions (the "Lenders") parties to the Amended and Restated Credit Agreement, dated as of March 23, 1995 and as amended and restated as of September 26, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Pledgor, GulfTerra Energy Finance Corporation, a Delaware corporation, as the co-borrower ("Co-Borrower"), the Lenders and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent"), and (b) the Marco Polo Lenders (as defined in the Credit Agreement).

         1. Reference is hereby made to that Amended and Restated Borrower Pledge Agreement, dated as of September 26, 2003, between Pledgor and the Collateral Agent (as amended, supplemented or modified as of the date hereof, the "Pledge Agreement"). Terms defined in the Pledge Agreement are used herein as therein defined.

         2. Pledgor has formed or acquired one or more new Subsidiaries, as follows: [insert name, jurisdiction of formation, and type of entity for each new Subsidiary] (whether one or more, the "New Issuer"). [ADD ONLY IF NEW ISSUER IS A NON-CORPORATE SUBSIDIARY WITH UNCERTIFICATED EQUITY INTERESTS: Pledgor owns a ___% [limited liability company/limited partnership/general partnership/other interest in the New Issuer, and such interest in the New Issuer is uncertificated.]

         3. Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders under the Pledge Agreement. As additional collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all the Obligations(1) the Pledgor hereby (a) delivers to the Collateral Agent all the Additional Pledged Certificates (as such term is hereinafter defined) and all the Additional Pledged Stock (as such term is hereinafter defined), and (b) sells, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Lenders and the Marco Polo Lenders, a first security interest in, to and under the Additional Collateral (as such term is hereinafter defined). As used herein, the term "Additional Pledged Certificates" means the certificates of [limited liability company/limited partnership/general partnership/other] interests of the Non-Corporate Subsidiaries (the "Additional Subsidiaries") named on Schedule I(A) hereto (to the extent such interests are certificated), which interests are listed on Schedule I(A) hereto, together with all limited

------------------

         (1) Conform the following description of the additional collateral as necessary, depending on what type of entity the Pledgor is acquiring.

                         Exhibit A to Exhibit D (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT liability company certificates, partnership interest certificates, stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Additional Subsidiary to the Pledgor while the Pledge Agreement is in effect. As used herein, the term "Additional Pledged Stock" means the shares of capital stock listed on Schedule I(B) hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the issuer of such shares of capital stock to the Pledgor while the Pledge Agreement is in effect. As used herein, the term "Additional Collateral" means the Additional Interests (as such term is hereinafter defined) (including, without limitation, the Additional Pledged Certificates), the Additional Pledged Stock, and all Additional Proceeds (as such term is hereinafter defined). As used herein, the term "Additional Interests" means, collectively, the following:

                  (i) all right, title and interest, now existing or hereafter acquired, of Pledgor in the Additional Subsidiaries, but not any of Pledgor's obligations from time to time as a member, manager or general or limited partner (unless the Collateral Agent shall become a member, manager or general or limited partner as a result of this exercise of remedies pursuant to the terms of the Pledge Agreement) in any Additional Subsidiary;

                  (ii) any and all monies due and to become due to Pledgor, now or in the future by way of a distribution made to Pledgor in its capacity as a member or owner of any limited liability company interest in the Additional Subsidiaries or otherwise in respect of Pledgor's interest as a member, limited or general partner or other owner of any equity interest in the Additional Subsidiaries;

                  (iii) any other property of any Additional Subsidiary to which Pledgor now or in the future may be entitled in its capacity as a member, limited or general partner or other owner of any equity interest in such Additional Subsidiary by way of distribution, return or otherwise;

                  (iv) any other claim which Pledgor now has or may in the future acquire in its capacity as a member, limited or general partner or other owner of any equity interest in any Additional Subsidiary and its property; and

                  (v) to the extent not otherwise included, all (A) Additional Proceeds of any or all of the foregoing, and (B) all Supporting Obligations (as such term is defined in the UCC) with respect to the foregoing.

As used herein, the term "Additional Proceeds" means all "proceeds" (as such term is defined in Section 9-102 of the Uniform Commercial Code in effect in the State of New York on the date hereof) and, in any event, shall include, without limitation, all income, gain, credit, distributions, dividends and similar items from or with respect to the Additional Interests (including, without limitation, the Additional Pledged Certificates) and the Additional Pledged Stock, collections thereon or distributions with respect thereto.

         4. From and after the date of this Supplement, (a) the term "Pledged Certificates" as used in the Pledge Agreement shall be amended to include the Additional Pledged Certificates, (b) the term "Subsidiaries" as used in the Pledge Agreement shall be amended to include the Additional Subsidiaries,
(c) the term "Pledged Stock" as used in the Pledge Agreement shall be amended to include the Additional Pledged Stock, (d) the

                         Exhibit A to Exhibit D (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT term "Collateral" as used in the Pledge Agreement shall be amended to include the Additional Collateral, and (e) the term "Proceeds" as used in the Pledge Agreement shall be amended to include the Additional Proceeds.

         5. The Pledgor will cause each of the New Issuers to execute an Acknowledgement and Consent substantially in the form of Exhibit B to the Pledge Agreement. Interests in certain of the Additional Subsidiaries may not be evidenced by certificates. In the case of such Additional Subsidiaries, the Collateral Agent agrees that it will not exercise its right under any such Acknowledgement and Consent to give instructions to such Additional Subsidiaries regarding the Pledgor's limited liability company, limited or general partnership or other equity interest in such Additional Subsidiaries except upon the occurrence and during the continuance of an Event of Default.

         6. After giving effect to the amendments to the Pledge Agreement set forth in the preceding paragraph, Pledgor hereby represents and warrants that the representations and warranties contained in paragraph 4 of the Pledge Agreement are true and correct on the date of this Supplement.

         7. This Supplement is supplemental to the Pledge Agreement, forms a part thereof and is subject to the terms thereof. [Schedule I and/or Schedule II] to the Pledge Agreement shall hereby be deemed to include each item listed on [Schedule I and/or Schedule II] to this Supplement.

                         Exhibit A to Exhibit D (Page 3)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         IN WITNESS WHEREOF, Pledgor has caused this Supplement to be duly executed and delivered in favor of the Collateral Agent on the date first set forth above.

                                             GULFTERRA ENERGY PARTNERS, L.P.

                                             By:    ____________________________
                                             Name:  ____________________________
                                             Title: ____________________________

                                             Address for Notices:

                                             Four Greenway Plaza
                                             Houston, Texas  77046
                                             Attn: Chief Financial Officer
                                             Telecopy: (832) 676-1671

                         Exhibit A to Exhibit D (Page 4)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE I

         (A)      ADDITIONAL SUBSIDIARIES

          Certificate     Equity
Issuer      Number       Interest
------    -----------    --------

         (B)      DESCRIPTION OF ADDITIONAL PLEDGED STOCK

                         Stock
           Class      Certificate    No. of
Issuer   of Stock*        No.        Shares
------   ---------    -----------    ------

------------------
*Stock is assumed to be common stock unless otherwise indicated.

                  Schedule I to Exhibit A to Exhibit D (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE II

                             ADDITIONAL UCC FILINGS

State    Filing Office    Document Filed
-----    -------------    --------------

                 Schedule II to Exhibit A to Exhibit D (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT B

                       FORM OF ACKNOWLEDGEMENT AND CONSENT

         [NAME OF NEW PLEDGED SUBSIDIARY] (the "Issuer") hereby acknowledges receipt of a copy of the foregoing Supplement and the Pledge Agreement referred to therein and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Issuer agrees to notify the Collateral Agent promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement, as supplemented by such Supplement. The Issuer further agrees that the terms of paragraph 10(c) of the Pledge Agreement, as supplemented by such Supplement, shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of paragraph 10 of the Pledge Agreement, as supplemented by such Supplement. The Issuer hereby also agrees that it will comply with instructions originated by the Collateral Agent without the consent of the Pledgor.

_______________, 200__

                                             [NAME OF NEW PLEDGED SUBSIDIARY]

                                             By:________________________________
                                                Title:

                         Exhibit B to Exhibit D (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT E

                       FORM OF BORROWER SECURITY AGREEMENT

                                    Exhibit E

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                              AMENDED AND RESTATED
                           BORROWER SECURITY AGREEMENT

         AMENDED AND RESTATED BORROWER SECURITY AGREEMENT, dated as of September 26, 2003, made by GULFTERRA ENERGY PARTNERS, L.P., a Delaware limited partnership ("GTM"), and GULFTERRA ENERGY FINANCE CORPORATION, a Delaware corporation ("GTM Finance", and, together with GTM, the "Borrowers") in favor of JPMORGAN CHASE BANK, as collateral agent (in such capacity, the "Collateral Agent"), for the ratable benefit of (a) the banks and other financial institutions (the "Lenders") parties to the Amended and Restated Credit Agreement, dated as of March 23, 1995 and as amended and restated as of September 26, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among GTM, GTM Finance, the Lenders and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent"), and (b) the Marco Polo Lenders (as defined in the Credit Agreement).

                              W I T N E S S E T H :

         WHEREAS, GTM and the Collateral Agent are parties to that Consolidated Amended and Restated Borrower Security Agreement, dated as of October 10, 2002 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing Security Agreement");

         WHEREAS, pursuant to the provisions of Section 7.10 of the Credit Agreement, the Borrowers agreed that each of them would deliver, and would cause each Person that is a party (or is required to be a party) to any Security Document, other than the Collateral Agent, to deliver, amended and restated Security Documents, together with supplemented and corrected schedules, exhibits or other documents, if any, that are necessary to accurately reflect the collateral existing as of the Restatement Closing Date that is pledged as security for the Obligations (as hereinafter defined);

         NOW, THEREFORE, in consideration of the premises and to comply with the requirements of Section 7.10 of the Credit Agreement, each Borrower hereby agrees with the Collateral Agent, for the ratable benefit of the Lenders and the Marco Polo Lenders, that the Existing Security Agreement is hereby amended and restated to read in its entirety as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined:
Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Supporting Obligations, Promissory Notes, Proceeds; and the following terms shall have the following meanings:

                               Exhibit E (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         "Account Debtor": a Person (other than any Borrower) obligated on an Account, Chattel Paper or General Intangible.

         "Collateral": as defined in Section 2 of this Security Agreement. The obligations of the Loan Parties to provide Collateral are limited by paragraphs
(c) and (d) of subsection 7.10 of the Credit Agreement.

         "Commitments": the "Revolving Loan Commitments" and "Additional Term Loan Commitments" as defined in the Credit Agreement.

         "Obligations": (i) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of the Borrowers to the Administrative Agent or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or any of the Lenders) or otherwise, and (ii) all obligations, liabilities and indebtedness of GTM under and pursuant to the Marco Polo Clawback.

         "Patents": (a) all letters patent of the United States and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule I hereto, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, including, without limitation, any thereof referred to in
Schedule I hereto.

         "Patent License": all agreements, whether written or oral, providing for the grant by any Borrower of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule I hereto.

         "Security Agreement": this Amended and Restated Borrower Security Agreement, as amended, supplemented or otherwise modified from time to time.

         "Trademarks": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule II hereto, and (b) all renewals thereof.

                               Exhibit E (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         "Trademark License": any agreement, written or oral, providing for the grant by any Borrower of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule II hereto.

         "UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

         "Vehicles": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and, in any event, shall include, without limitation, the vehicles listed on
Schedule III hereto and all tires and other appurtenances to any of the foregoing.

         2. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, each of the Borrowers hereby grants to the Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders, a security interest in all of the following property now owned or at any time hereafter acquired by such Borrower or in which such Borrower now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                           (i)      all Accounts;

                           (ii) all Chattel Paper (including, without limitation, all Electronic Chattel Paper and all Tangible Chattel Paper);

                           (iii)    all Documents;

                           (iv)     all Equipment;

                           (v) all General Intangibles (including, without limitation, all Payment Intangibles);

                           (vi)     all Instruments;

                           (vii)    all Inventory;

                           (viii) all Investment Property (but excluding any such Investment Property that is subject to the security interests granted by GTM in the Borrower Pledge Agreement);

                           (ix)     all Patents;

                           (x)      all Patent Licenses;

                           (xi)     all Trademarks;

                           (xii)    all Trademark Licenses;

                           (xiii)   all Vehicles;

                               Exhibit E (Page 3)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (xiv) all Deposit Accounts other than payroll, withholding tax and other fiduciary Deposit Accounts;

                  (xv)     all Letter-of-Credit Rights;

                  (xvi)    all Commercial Tort Claims;

                  (xvii)   all Supporting Obligations;

                  (xviii) with respect only to any Borrower that is a "transmitting utility" (as defined in the Uniform Commercial Code of the State of Texas (the "Texas UCC")), any fixtures (as defined in the Texas UCC) physically located in the State of Texas to the extent (but only to the extent) that the filing in the Office of the Secretary of State of the State of Texas a financing statement substantially in the form of Exhibit A hereto would, under the Texas UCC, result in the perfection of a security interest in such fixtures;

                  (xix) with respect only to any Borrower that is a "transmitting utility" (as defined in the Uniform Commercial Code of the State of New Mexico (the "New Mexico UCC")), any fixtures (as defined in the New Mexico UCC) physically located in the State of New Mexico to the extent (but only to the extent) that the filing in the Office of the New Mexico Secretary of State of a financing statement substantially in the form of Exhibit A hereto would, under the New Mexico UCC, result in the perfection of a security interest in such fixtures; and

                  (xx) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing;

except, in each case of clauses (i) - (xx) above, to the extent that (I) any consent of any affiliate of any Borrower (other than a Subsidiary thereof) is required for the grant of such security interest and such consent has not been obtained after such Borrower has made a reasonable effort to seek such consent and (II) any consent of any non-affiliated third party (other than a Governmental Authority) is required for the grant of such security interest and such consent has not been obtained (provided that such Borrower is under no duty to seek such third-party consents); provided that (x) upon the receipt of any such consent referred to in clauses (I) and (II) above, the security interest granted herein shall automatically attach on such property and (y) notwithstanding the foregoing, Accounts, Chattel Paper, Payment Intangibles and Promissory Notes constitute Collateral in which each Borrower is granting a security interest, as permitted by Sections 9-406 and 9-408 of the Uniform Commercial Code in effect in the State of New York on the date hereof.

         3. RIGHTS OF COLLATERAL AGENT AND LENDERS; LIMITATIONS ON COLLATERAL AGENT'S AND LENDERS' OBLIGATIONS.

                  (a) BORROWERS REMAIN LIABLE UNDER ACCOUNTS. Anything herein to the contrary notwithstanding, each Borrower shall remain liable under each of its Accounts, Chattel Paper and Payment Intangibles to observe and perform all the conditions and

                               Exhibit E (Page 4)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account, Chattel Paper or Payment Intangible. Neither the Collateral Agent nor any of the Lenders shall have any obligation or liability under any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent or any of the Lenders of any payment relating to such Account, Chattel Paper or Payment Intangible, nor shall the Collateral Agent or any of the Lenders be obligated in any manner to perform any of the obligations of any Borrower under or pursuant to any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) NOTICE TO ACCOUNT DEBTORS AND CONTRACTING PARTIES. Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, GTM shall notify the Account Debtors that the applicable Accounts, Chattel Paper and Payment Intangibles have been assigned to the Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders and that payments in respect thereof shall be made directly to the Collateral Agent. The Collateral Agent may in its own name or in the name of others communicate with the Account Debtors to verify with them to its satisfaction the existence, amount and terms of any Accounts, Chattel Paper or Payment Intangibles.

                  (c) ANALYSIS OF ACCOUNTS, ETC. The Collateral Agent shall have the right to make test verifications of the Accounts, Chattel Paper and Payment Intangibles in any manner and through any medium that it reasonably considers advisable, and each Borrower shall furnish all such assistance and information as the Collateral Agent may require in connection therewith. At any time and from time to time, upon the Collateral Agent's request and at the expense of each Borrower, such Borrower shall furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts, Chattel Paper and Payment Intangibles.

                  (d) COLLECTIONS ON ACCOUNT, ETC. The Collateral Agent hereby authorizes each Borrower to collect the Accounts, Chattel Paper and Payment Intangibles subject to the Collateral Agent's direction and control, and the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, Chattel Paper and Payment Intangibles, when collected by any Borrower, shall be forthwith (and, in any event, within two Business Days) deposited by such Borrower in the exact form received, duly indorsed by such Borrower to the Collateral Agent if required, in a special collateral account maintained by the Collateral Agent, subject to withdrawal by the Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders, as hereinafter provided, and, until so turned over, shall be held by such Borrower in trust for the

                               Exhibit E (Page 5)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders, segregated from other funds of such Borrower. Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Accounts while held by the Collateral Agent (or by any Borrower in trust for the Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At such intervals as may be agreed upon by each Borrower and the Collateral Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Collateral Agent's election, the Collateral Agent shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in such order as the Collateral Agent may elect, and any part of such funds which the Collateral Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Collateral Agent to each Borrower or to whomsoever may be lawfully entitled to receive the same. At the Collateral Agent's request, each Borrower shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

         4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants that:

                  (a) TITLE; NO OTHER LIENS. Except for the Lien granted to the Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders pursuant to this Security Agreement and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, the Borrowers own each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Collateral Agent, for the ratable benefit of the Lenders and the Marco Polo Lenders, pursuant to this Security Agreement or as may be permitted pursuant to the Credit Agreement.

                  (b) PERFECTED FIRST PRIORITY LIENS. The Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral in favor of the Collateral Agent, for the ratable benefit of the Lenders and the Marco Polo Lenders, which are (except for any Liens on the Collateral which are permitted to exist pursuant to the Credit Agreement) prior to all other Liens on the Collateral created by each Borrower and in existence on the date hereof and which are enforceable as such against all creditors of and purchasers from each Borrower and against any owner or purchaser of the real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property. All actions necessary or desirable to perfect such security interest in each item of Collateral requested by the Collateral Agent have been or will be duly taken.

                  (c) ACCOUNTS. The amount represented by each Borrower to the Lenders from time to time as owing by each Account Debtor or by all Account Debtors in respect of the

                               Exhibit E (Page 6)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         Accounts, Chattel Paper and Payment Intangibles will at such time be, to such Borrower's best knowledge, the correct amount actually owing by such Account Debtor or Account Debtors thereunder. No amount payable to any Borrower under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent. The place where each of the Borrowers keeps its records concerning the Accounts, Chattel Paper and Payment Intangibles is Four Greenway Plaza, Houston, Texas 77046.

                  (d) BORROWERS' NAMES, ETC. On the Restatement Closing Date, (i) the name of GTM as indicated on the public record of GTM's jurisdiction of organization, which shows GTM to have been organized, is "GulfTerra Energy Partners, L.P."; (ii) the name of GTM Finance as indicated on the public record of the GTM Finance's jurisdiction of organization, which shows GTM Finance to have been organized, is "GulfTerra Energy Finance Corporation"; (iii) the mailing address of each of the Borrowers is Four Greenway Plaza, Houston, Texas 77046;
         (iv) GTM is a Delaware limited partnership, and GTM's organizational identification number in the State of Delaware is 2317845; (v) GTM Finance is a Delaware corporation, and GTM Finance's organizational identification number in the State of Delaware is 3036960; (vi) GTM was formerly known as "El Paso Energy Partners, L.P." and as "Leviathan Gas Pipeline Partners, L.P."; (vii) GTM Finance was formerly known as "El Paso Energy Partners Finance Corporation" and as "Leviathan Finance Corporation"; and (viii) other than the names listed in (vi) and (vii), neither GTM nor GTM Finance has used any other name or trade name since September 15, 1998.

                  (e) FARM PRODUCTS. As of the Restatement Closing Date, none of the material Collateral constitutes, or is the Proceeds of, Farm Products.

                  (f) PATENTS AND TRADEMARKS. Schedule I hereto includes all Patents and Patent Licenses owned by each Borrower in its own name as of the date hereof that are material to the Loan Parties taken as a whole. Schedule II hereto includes all Trademarks and Trademark Licenses owned by each Borrower in its own name as of the date hereof that are material to the Loan Parties taken as a whole.

                  (g)      VEHICLES. As of the Restatement Closing Date,
         Schedule III is a complete and correct list of all Vehicles owned by each Borrower that are material to the Loan Parties taken as a whole.

                  (h) GOVERNMENTAL OBLIGORS. None of the obligors on any Borrower's material Accounts, Chattel Paper or Payment Intangibles, and none of the parties to any Borrower's material contracts, is a Governmental Authority.

                  (i) NO CHAPTER 35 FILINGS. No Borrower has filed a security instrument with the Secretary of State of the State of Texas electing to be covered by, or is otherwise subject to the requirements and benefits of, Subchapter A of Chapter 35 of the Texas Business and Commerce Code.

                               Exhibit E (Page 7)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         5. COVENANTS. Each Borrower covenants and agrees with the Collateral Agent and the Lenders that, from and after the date of this Security Agreement until the Obligations are paid in full and the Commitments are terminated:

                  (a) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS AND CHATTEL PAPER. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of each Borrower, such Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. Each Borrower hereby authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file financing statements and amendments to financing statements that describe the collateral covered by such financing statements as "all assets of the Borrower", "all personal property of the Borrower", or words of similar effect, in such jurisdictions as the Collateral Agent may deem necessary or desirable in order to perfect or maintain the perfection of the security interests granted by such Borrower under this Security Agreement. Each Borrower hereby further authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Security Agreement. Upon the request of the Collateral Agent or any of the Lenders, each Borrower shall take or cause to be taken all actions (other than any actions required to be taken by the Collateral Agent or any of the Lenders) necessary to cause the Collateral Agent to have "control" (within the meaning of Sections 9-104, 9-105, 9-106, and 9-107 of the UCC) over any Collateral constituting Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights, and each Borrower shall promptly notify the Collateral Agent and the Lenders of such Borrower's acquisition of any such Collateral. With respect to any goods constituting Collateral that are in the possession of a "bailee" (within the meaning of Section 9-312 of the UCC), such Borrower shall take or cause to be taken all actions (other than any actions required to be taken by the Collateral Agent or any of the Lenders) necessary to cause the Collateral Agent to have a perfected security interest in such Collateral pursuant to the provisions of Section 9-312 of the UCC, and such Borrower shall provide prompt notice to the Collateral Agent and the Lenders of any such Collateral then in the possession of such a "bailee".

                  (b) INDEMNIFICATION. Each Borrower agrees to pay and to save the Collateral Agent and the Lenders harmless from any and all liabilities and reasonable costs and expenses (including, without limitation, legal fees and expenses), (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect

                               Exhibit E (Page 8)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Collateral Agent or any of the Lenders under any Account, Chattel Paper or Payment Intangibles, for any sum owing thereunder, or to enforce any provisions of any Account, Chattel Paper or Payment Intangible, each Borrower will save, indemnify and keep the Collateral Agent and such Lenders harmless from and against all reasonable expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the Account Debtor or obligor thereunder, arising out of a breach by any Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Account Debtor or obligor or its successors from such Borrower.

                  (c) MAINTENANCE OF RECORDS. The Borrowers will keep and maintain at their own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. For the Collateral Agent's and the Lenders' further security, the Collateral Agent, for the RATABLE benefit of the Lenders and the Marco Polo Lenders, shall have a security interest in all of the books and records of the Borrowers pertaining to the Collateral, and the Borrowers shall turn over any such books and records to the Collateral Agent or to its representatives during normal business hours at the request of the Collateral Agent.

                  (d) RIGHT OF INSPECTION. The Collateral Agent and the Lenders shall at all times have full and free access during normal business hours to all the books, correspondence and records of each Borrower, and the Collateral Agent and the Lenders and their respective representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Borrower agrees to render to the Collateral Agent and the Lenders, at such Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and the Lenders and their respective representatives shall at all times also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                  (e) LIMITATION ON LIENS ON COLLATERAL. Each Borrower will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to the Credit Agreement, and will defend the right, title and interest of the Collateral Agent and the Lenders in and to any of the Collateral against the claims and demands of all Persons whomsoever.

                  (f) LIMITATIONS ON MODIFICATIONS, WAIVERS, EXTENSIONS OF THE AGREEMENTS GIVING RISE TO ACCOUNTS. Except to the extent the same would not reasonably be expected to have a Material Adverse Effect, each Borrower will not (i) except in accordance with the ordinary business practices of the Borrowers, amend, modify, terminate or waive any provision of any Chattel Paper or any agreement giving rise to an

                               Exhibit E (Page 9)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         Account or Payment Intangible in any manner which could reasonably be expected to materially adversely affect the value of any Chattel Paper, Payment Intangible or Account as Collateral or (ii) fail to exercise promptly and diligently each and every material right which it may have under any Chattel Paper and each agreement giving rise to an Account or Payment Intangible (other than any right of termination).

                  (g) MAINTENANCE OF EQUIPMENT. Each Borrower will maintain each item of Equipment material to the conduct of its business in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted.

                  (h) FURTHER IDENTIFICATION OF COLLATERAL. Each Borrower will furnish to the Collateral Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                  (i) NOTICES. Each Borrower will advise the Collateral Agent and the Lenders promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and
         (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the collateral subject to a Lien created pursuant to the Loan Documents or on such Liens created thereby, taken as a whole.

                  (j) CHANGES IN LOCATIONS, NAME, ETC. Each Borrower recognizes that financing statements pertaining to the Collateral have been or may be filed where such Borrower maintains any Collateral or is organized. Without limitation of any other covenant herein, no Borrower will cause or permit (i) any change to be made in its name, identity or corporate structure or (ii) any change to (A) the identity of any warehouseman, common carrier, other third-party transporter, bailee or any agent or processor in possession or control of any Collateral or
         (B) such Borrower's jurisdiction of organization, unless such Borrower shall have first (1) notified the Collateral Agent and the Lenders of such change at least thirty (30) days prior to the effective date of such change, and (2) taken all action reasonably requested by the Collateral Agent or any of the Lenders for the purpose of maintaining the perfection and priority of the Collateral Agent's security interests under this Security Agreement. In any notice furnished pursuant to this subsection, each Borrower will expressly state that the notice is required by this Security Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the Collateral Agent's security interest in the Collateral.

                  (k) PATENTS AND TRADEMARKS. Upon request of the Collateral Agent, each Borrower shall execute and deliver any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent's and the Lender's security interest in any Patent or Trademark and the goodwill and general intangibles of such Borrower relating thereto or represented thereby, and each Borrower hereby constitutes the Collateral Agent its attorney in fact to execute and file all such

                               Exhibit E (Page 10)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full and the Commitments are terminated.

                  (l) COMMERCIAL TORT CLAIMS. If any Borrower shall at any time hold or acquire a Commercial Tort Claim that satisfies the requirements of the following sentence, then such Borrower shall, within thirty (30) days after such Commercial Tort Claim satisfies such requirements, notify the Collateral Agent and the Lenders in a writing signed by such Borrower containing a brief description thereof, and granting to the Collateral Agent in such writing (for the benefit of the Lenders and the Marco Polo Lenders) a security interest therein and in the Proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent and the Lenders. The provisions of the preceding sentence shall apply only to a Commercial Tort Claim that satisfies the following requirements: (i) the monetary value claimed by or payable to the applicable Borrower in connection with such Commercial Tort Claim shall exceed $20,000,000, and either (ii) (A) such Borrower shall have filed a law suit or counterclaim or otherwise commenced legal proceedings (including, without limitation, arbitration proceedings) against the Person against whom such Commercial Tort Claim is made, or
         (B) such Borrower and the Person against whom such Commercial Tort Claim is asserted shall have entered into a settlement agreement with respect to such Commercial Tort Claim. In addition, to the extent that the existence of any Commercial Tort Claim held or acquired by any Borrower is disclosed by such Borrower in any public filing with the Securities Exchange Commission or any successor thereto or analogous Governmental Authority, or to the extent that the existence of any such Commercial Tort Claim is disclosed in any press release issued by any Borrower, then, upon the request of the Collateral Agent, such Borrower shall, within thirty (30) days after such request is made, transmit to the Collateral Agent and the Lenders a writing signed by such Borrower containing a brief description of such Commercial Tort Claim and granting to the Collateral Agent in such writing (for the benefit of the Lenders and the Marco Polo Lenders) a security interest therein and in the Proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent and the Lenders.

         6.       COLLATERAL AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

                  (a) POWERS. Each of the Borrowers hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Borrower and in the name of such Borrower or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, each of the Borrowers hereby gives the Collateral Agent the power and right, on behalf of such Borrower, without notice to or assent by such Borrower, to do the following:

                               Exhibit E (Page 11)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                           (i) in the case of any Account, Chattel Paper or Payment Intangible, at any time when the authority of such Borrower to collect the Accounts, Chattel Paper or Payment Intangible has been curtailed or terminated pursuant to the first sentence of Section 3(d) hereof, or in the case of any other Collateral, at any time when any Event of Default shall have occurred and is continuing, in the name of such Borrower or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible, Chattel Paper or Payment Intangible, or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Account, Instrument or General Intangible or with respect to any other Collateral whenever payable;

                           (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                           (iii)    upon the occurrence and during the
                  continuance of any Event of Default, (A) to direct any Person liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against such Borrower with respect to any Collateral;
                  (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and such Borrower's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the Lenders' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as such Borrower might do.

                               Exhibit E (Page 12)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         Each of the Borrowers hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) OTHER POWERS. Each of the Borrowers also authorizes the Collateral Agent and the Lenders, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  (c) NO DUTY ON COLLATERAL AGENT OR LENDERS' PART. The powers conferred on the Collateral Agent and the Lenders hereunder are solely to protect the Collateral Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Collateral Agent or any of the Lenders to exercise any such powers. The Collateral Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Borrower for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         7. PERFORMANCE BY COLLATERAL AGENT OF BORROWERS' OBLIGATIONS. If any Borrower fails to perform or comply with any of its agreements contained herein and the Collateral Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum 3-1/2% above the Alternate Base Rate, shall be payable by such Borrower to the Collateral Agent on demand and shall constitute Obligations secured hereby.

         8. PROCEEDS. In addition to the rights of the Collateral Agent and the Lenders specified in Section 3(d) with respect to payments of Accounts, it is agreed that if an Event of Default shall occur and be continuing (a) all Proceeds received by each Borrower consisting of cash, checks and other near-cash items shall be held by such Borrower in trust for the Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders, segregated from other funds of such Borrower, and shall, forthwith upon receipt by such Borrower, be turned over to the Collateral Agent in the exact form received by such Borrower (duly indorsed by such Borrower to the Collateral Agent, if required), and (b) any and all such Proceeds received by the Collateral Agent (whether from a Borrower or otherwise) may, in the sole discretion of the Collateral Agent, be held by the Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders as collateral security for, and/or then or at any time thereafter may be applied by the Collateral Agent against, the Obligations (whether matured or unmatured), such application to be in such order as the Collateral Agent shall elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitments shall have been terminated shall be paid over to such Borrower or to whomsoever may be lawfully entitled to receive the same.

         9. REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Lenders and the Marco Polo Lenders, may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a

                               Exhibit E (Page 13)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT secured party under the UCC. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any of the Lenders or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any of the Lenders shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Borrower, which right or equity is hereby waived or released. Each Borrower further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Borrower's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615 of the UCC, need the Collateral Agent account for the surplus, if any, to such Borrower. To the extent permitted by applicable law, each Borrower waives all claims, damages and demands it may acquire against the Collateral Agent or any of the Lenders arising out of the exercise by them of any rights hereunder except to the extent any thereof arise solely from the willful misconduct of the Collateral Agent. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Each Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any of the Lenders to collect such deficiency.

         10. LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any of the Lenders, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Borrower or otherwise.

         11. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                               Exhibit E (Page 14)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         12. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         13. PARAGRAPH HEADINGS. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         14. NO WAIVER; CUMULATIVE REMEDIES. Neither the Collateral Agent nor any of the Lenders shall by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any of the Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any of the Lenders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Lenders would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         15. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each of the Borrowers and the Collateral Agent, provided that any provision of this Security Agreement may be waived by the Collateral Agent in a written letter or agreement executed by the Collateral Agent or by facsimile transmission from the Collateral Agent. This Security Agreement shall be binding upon the successors and assigns of each Borrower and shall inure to the benefit of the Collateral Agent and the Lenders and their respective successors and assigns. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         16. NOTICES. Notices hereunder may be given by mail or by facsimile transmission, addressed or transmitted to the Person to which it is being given at such Person's address or transmission number set forth in the Credit Agreement and shall be effective (a) in the case of mail, 3 days after deposit in the postal system, first class postage pre-paid and (b) in the case of facsimile notices, when sent. Each Borrower may change its address and transmission number by written notice to the Collateral Agent, and the Collateral Agent or any of the Lenders may change its address and transmission number by written notice to each Borrower and, in the case of any of the Lenders, to the Collateral Agent.

         17. AUTHORITY OF COLLATERAL AGENT. Each Borrower acknowledges that the rights and responsibilities of the Collateral Agent under this Security Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any

                               Exhibit E (Page 15)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as among the Collateral Agent, the Lenders and the Marco Polo Lenders be governed by the Credit Agreement, the Marco Polo Financing Documents, and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and each Borrower, the Collateral Agent shall be conclusively presumed to be acting as agent for the Lenders, and the Marco Polo Lenders with full and valid authority so to act or refrain from acting, and no Borrower shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                 [Remainder of page intentionally left blank.]

                               Exhibit E (Page 16)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         IN WITNESS WHEREOF, each of the Borrowers has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                        GULFTERRA ENERGY PARTNERS, L.P.

                        By:    __________________________________________
                        Name:  Keith B. Forman
                        Title: Vice President and Chief Financial Officer

                        GULFTERRA ENERGY FINANCE CORPORATION

                        By:    __________________________________________
                        Name:  Keith B. Forman
                        Title: Vice President and Chief Financial Officer

                               Exhibit E (Page 17)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                               Agreed to:

                               JPMORGAN CHASE BANK,
                               as Collateral Agent

                               By:    ____________________________________
                               Name:  ____________________________________
                               Title: ____________________________________

                               Exhibit E (Page 18)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE I

                           Patents and Patent Licenses

                                      None

                        Schedule I to Exhibit E (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE II

                        Trademarks and Trademark Licenses

                                      None

                        Schedule II to Exhibit E (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                  SCHEDULE III

                                    Vehicles

                                      None

                       Schedule III to Exhibit E (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT F

                         FORM OF SUBSIDIARIES GUARANTEE

                                    Exhibit F

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                              AMENDED AND RESTATED
                             SUBSIDIARIES GUARANTEE

         AMENDED AND RESTATED SUBSIDIARIES GUARANTEE, dated as of September 26, 2003 (the "Subsidiaries Guarantee"), by each of the corporations, limited liability companies, partnerships and other entities, as the case may be, that are from time to time signatories hereto (the "Guarantors") in favor of the Administrative Agent (as defined below) for the ratable benefit of the Lenders and the Marco Polo Lenders (each as defined below).

                              W I T N E S S E T H :

         WHEREAS, GulfTerra Energy Partners, L.P., a Delaware limited partnership, as borrower ("GTM"), and GulfTerra Energy Finance Corporation, a Delaware corporation, as co-borrower ("GTM Finance" and, together with GTM, the "Borrowers") are parties to that certain Amended and Restated Credit Agreement, dated as of March 23, 1995 and as amended and restated as of September 26, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrowers, JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent") and the banks and other financial institutions parties thereto (the "Lenders");

         WHEREAS, certain of the Guarantors and the Administrative Agent are parties to the Consolidated Amended and Restated Subsidiaries Guarantee, dated as of October 10, 2002 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing Subsidiary Guarantee");

         WHEREAS, pursuant to the terms of the Credit Agreement and the other Loan Documents, the Lenders have agreed to make certain Extensions of Credit (as hereinafter defined) to or for the benefit of the Borrowers;

         WHEREAS, the Borrowers are members of an affiliated group of entities that includes each Guarantor;

         WHEREAS, the Borrowers and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the Extensions of Credit; and

         WHEREAS, pursuant to the provisions of Section 7.10 of the Credit Agreement, each Borrower agreed that each Guarantor would be required to guarantee all of the "Obligations" of the Borrowers under and as defined in the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and to induce the Lenders to comply with the requirements of Section 7.10 of the Credit Agreement, each Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders and the Marco Polo Lenders, that the Existing Subsidiary Guarantee is hereby amended and restated to read in its entirety as follows:

                               Exhibit F (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         1. DEFINED TERMS. As used in this Guarantee, terms defined in the Credit Agreement are used herein as therein defined, and the following terms shall have the following meanings:

                  "Adjusted Net Worth": of any Guarantor shall mean, as of any date of determination thereof, the excess of (i) the amount of the "present fair saleable value" of the assets of such Guarantor as of the date of such determination, over (ii) the amount of all "liabilities of such Guarantor, contingent or otherwise", as of the date of such determination, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors.

                  "Commitments": the "Revolving Loan Commitments" and "Additional Term Loan Commitments" as defined in the Credit Agreement.

                  "Determination Date": with respect to any Guarantor, the earlier of (a) the date of commencement of a case under Title 11 of the United States Code in which such Guarantor is a debtor and (b) the date enforcement hereunder is sought with respect to such Guarantor.

                  "Extension of Credit": (i) all loans or advances made to the Borrowers under any Loan Document, (ii) all letters of credit issued for the account of either of the Borrowers under any Loan Document,
         (iii) all bankers' acceptances created for the account of either of the Borrowers under any Loan Document and (iv) all other extensions of credit to or for the benefit of either of the Borrowers under any Loan Document.

                  "Maximum Guaranteed Amount": for any Guarantor, as of the Determination Date for such Guarantor, the sum of (i) an amount equal to the sum of each Extension of Credit (or portion thereof) the proceeds of which are used to make a Valuable Transfer (as defined below) to such Guarantor plus interest on such amount at the rate specified in the Credit Agreement, plus (ii) the greater of (I) ninety-five percent (95%) of the Adjusted Net Worth of such Guarantor at the date of the execution of this Guarantee before giving effect to any Extensions of Credit made on such date and (II) ninety-five percent (95%) of the Adjusted Net Worth of such Guarantor at the Determination Date for such Guarantor. For purposes hereof, the proceeds of an Extension of Credit (or portion thereof) are considered to be used to make a "Valuable Transfer" to a Guarantor if such proceeds are used to
         (i) make a loan, advance or capital contribution to such Guarantor,
         (ii) acquire from such Guarantor debt securities or other obligations of such Guarantor, (iii) acquire property, any interest in which is transferred to such Guarantor (but only to the extent of the economic benefit to such Guarantor of the interest so transferred), (iv) purchase equity securities of such Guarantor or (v) otherwise confer, directly or indirectly, an economic benefit on such Guarantor (but only to the extent of such benefit).

                  "Obligations": (i) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower, whether or not a claim for

                               Exhibit F (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT post-filing or post-petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of any Borrower to the Administrative Agent or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or any of the Lenders) or otherwise and (ii) all obligations, liabilities and indebtedness of GTM under and pursuant to the Marco Polo Clawback.

         2. GUARANTEE. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent and the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment by the Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of the Borrowers, and each Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent or any of the Lenders in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee; provided, however, that, anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed such Guarantor's Maximum Guaranteed Amount as determined at the Determination Date for such Guarantor; and further provided, that the Maximum Guaranteed Amount for each Guarantor hereunder shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

                  (b) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the Maximum Guaranteed Amount of such Guarantor or of all of the Guarantors without impairing this Guarantee or affecting the rights and remedies of the Administrative Agent and the Lenders hereunder.

                  (c) No payment or payments made by any Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any of the Lenders from any Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to its Maximum Guaranteed Amount until the Obligations are paid in full and the Commitments are terminated.

                  (d) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any of the Lenders on account of

                               Exhibit F (Page 3)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

         3. RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Paragraph 5 hereof. The provisions of this Paragraph 3 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

         4. RIGHT OF SET-OFF. Each Guarantor hereby irrevocably authorizes the Administrative Agent and each of the Lenders at any time and from time to time without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Administrative Agent or such Lenders may elect, against and on account of the obligations and liabilities of such Guarantor to the Administrative Agent and the Lenders hereunder and claims of every nature and description of the Administrative Agent and the Lenders against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, the Notes, the other Loan Documents or otherwise, as such Lenders may elect, whether or not the Administrative Agent or any of the Lenders has made any demand for payment. Each of the Lenders agrees to notify such Guarantor promptly of any such set-off and the application made by such Lenders or the Administrative Agent, as the case may be, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each of the Lenders and the Administrative Agent under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lenders may have.

         5. NO SUBROGATION. Notwithstanding any payment or payments made by any of the Guarantors hereunder or under any other Loan Document or any set-off or application of funds of any of the Guarantors by any of the Lenders or the Administrative Agent, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any of the Lenders against either of the Borrowers or any other Guarantor or any collateral security or guarantee or right of offset held by any of the Lenders or the Administrative Agent for the payment of the Obligations or any guarantee thereof, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from either of the Borrowers or any other Guarantor in respect of payments made by such Guarantor hereunder or under any other Loan Document, until all amounts owing to the Administrative Agent and the Lenders by the Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor,

                               Exhibit F (Page 4)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

         6. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF RIGHTS. Each Guarantor shall remain obligated hereunder and under the other Loan Documents to which it is a party notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations or any guarantees thereof made by the Administrative Agent or any of the Lenders may be rescinded by such Person and any of the Obligations or any guarantees thereof continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any of the Lenders and the Credit Agreement, the Notes, the other Loan Documents, any other collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent and/or any of the Lenders may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any of the Lenders for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any of the Lenders shall have any obligation to protect, secure, perfect or insure any Lien at any time held as security for the Obligations or any guarantees thereof or for this Guarantee or any other Loan Document or any property subject thereto. When making any demand hereunder or under any other Loan Document against any of the Guarantors, the Administrative Agent or any of the Lenders may, but shall be under no obligation to, make a similar demand on either of the Borrowers or any other Guarantor or guarantor, and any failure by the Administrative Agent or any of the Lenders to make any such demand or to collect any payments from either of the Borrowers or any such other Guarantor or guarantor or any release of such Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder and under the other Loan Documents, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any of the Lenders against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         7. GUARANTEE ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any of the Lenders upon this Guarantee or acceptance of this Guarantee or any other Loan Document, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between either of the Borrowers or any of the Guarantors and the Administrative Agent or any of the Lenders shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee and the other Loan Documents. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon either of the Borrowers or any of the Guarantors with respect to the Obligations or any guarantee thereof.

                               Exhibit F (Page 5)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity, regularity or enforceability of the Credit Agreement, the Notes, any of the other Loan Documents, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any of the Lenders, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrowers against the Administrative Agent or any of the Lenders, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrowers or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrowers for the Obligations, or of such Guarantor under this Guarantee or any other Loan Document, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent and any of the Lenders may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrowers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any of the Lenders to pursue such other rights or remedies or to collect any payments from the Borrowers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrowers or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any of the Lenders against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers may be free from any Obligations.

         8. REINSTATEMENT. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any of the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either of the Borrowers or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, either Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         9. PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in U.S. Dollars at the office of the Administrative Agent located at One Chase Manhattan Plaza, 8th Floor, New York, New York 10081.

         10. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants that:

                               Exhibit F (Page 6)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (a) such Guarantor is duly organized, validly existing and, as applicable, in good standing under the laws of the jurisdiction of its organization and has the power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

                  (b) such Guarantor has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary action to authorize its execution, delivery and performance of this Guarantee;

                  (c) this Guarantee constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally; and

                  (d) On the date of execution of this Guarantee and upon each Borrowing Date (i) the amount of the "present fair saleable value" of the assets of each Guarantor that is a "Significant Subsidiary" as defined in the Credit agreement (each a "Significant Guarantor") will, as of each such date, exceed the amount of all "liabilities of such Guarantor, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (ii) the present fair saleable value of the assets of each Significant Guarantor will, as of such date, be greater than the amount that will be required to pay the liability of such Guarantor on its debts as such debts become absolute and matured, (iii) each Significant Guarantor will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (iv) each Significant Guarantor will be able to pay its debts as they mature. For purposes of this subsection 10(d) "debt" means "liability on a claim", and "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (y) right to an equitable remedy for payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured. Each of the Guarantors shall be deemed to make the representation contained in this subsection 10(d) on each Borrowing Date.

         Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each borrowing by any of the Borrowers under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

         11. SEVERABILITY. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                               Exhibit F (Page 7)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         12. PARAGRAPH HEADINGS. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         13. NO WAIVER; CUMULATIVE REMEDIES. Neither the Administrative Agent nor any of the Lenders shall by any act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any of the Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any of the Lenders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lenders would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         14. INTEGRATION; WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any of the Lenders relative to the subject matter hereof not reflected herein. None of the terms or provisions of this Guarantee may be waived, amended or supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Administrative Agent, provided that any provision of this Guarantee may be waived by the Administrative Agent and the number of Lenders required by the Credit Agreement in a letter or agreement executed by the Administrative Agent or by facsimile transmission from the Administrative Agent. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. This Guarantee shall be governed by and be construed and interpreted in accordance with the laws of the State of New York.

         15. NOTICES. All notices, requests and demands to or upon the Guarantors or the Administrative Agent or any of the Lenders to be effective shall be in writing (including by telecopy) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after deposit in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed to a party at the address provided for such party in subsection 11.2 of the Credit Agreement.

         16. AUTHORITY OF ADMINISTRATIVE AGENT. Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and such Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the

                               Exhibit F (Page 8)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         17. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT AGAINST IT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, SUCH GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH GUARANTOR AT ITS ADDRESS SET FORTH IN SCHEDULE I HERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST SUCH GUARANTOR IN ANY OTHER JURISDICTION.

         18.      WAIVERS.

                  (a) EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY ACTION DESCRIBED IN PARAGRAPH 17, OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT, AND AGREES NOT TO PLEAD OR CLAIM THE SAME.

                  (b) EACH OF EACH GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM OF ANY TYPE AS TO ANY MATTER ARISING DIRECTLY OR INDIRECTLY OUT OF OR WITH RESPECT TO THIS AGREEMENT.

         19. COUNTERPARTS. This Guarantee may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                 [Remainder of page intentionally left blank.]

                               Exhibit F (Page 9)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                         CAMERON HIGHWAY PIPELINE GP, L.L.C.
                         CAMERON HIGHWAY PIPELINE I, L.P.
                         CRYSTAL HOLDING, L.L.C.
                         FIRST RESERVE GAS, L.L.C.
                         FLEXTREND DEVELOPMENT COMPANY, L.L.C.
                         GULFTERRA ALABAMA INTRASTATE, L.L.C
                         GULFTERRA FIELD SERVICES, L.L.C.
                         GULFTERRA GC, L.P.
                         GULFTERRA HOLDING I, L.L.C.
                         GULFTERRA HOLDING II, L.L.C.
                         GULFTERRA HOLDING III, L.L.C.
                         GULFTERRA HOLDING IV, L.P.
                         GULFTERRA HOLDING V, L.P.
                         GULFTERRA NGL STORAGE, L.L.C.
                         GULFTERRA INTRASTATE, L.P.
                         GULFTERRA OIL TRANSPORT, L.L.C.
                         GULFTERRA OPERATING COMPANY, L.L.C.
                         GULFTERRA SOUTH TEXAS, L.P.
                         GULFTERRA TEXAS PIPELINE, L.P.
                         HATTIESBURG GAS STORAGE COMPANY
                              BY: FIRST RESERVE GAS, L.L.C., in its capacity as 50% general partner of Hattiesburg Gas Storage Company; and
                              BY: HATTIESBURG INDUSTRIAL GAS SALES, L.L.C., in its capacity as 50% general partner of Hattiesburg Gas Storage Company
                         HATTIESBURG INDUSTRIAL GAS SALES, L.L.C.
                         HIGH ISLAND OFFSHORE SYSTEM, L.L.C.
                              BY:   GULFTERRA ENERGY PARTNERS, L.P., its sole
                                    member
                         MANTA RAY GATHERING COMPANY, L.L.C.
                         PETAL GAS STORAGE, L.L.C.
                         POSEIDON PIPELINE COMPANY, L.L.C.

                         By:    ____________________________________________
                         Name:  Keith B. Forman
                         Title: Vice President and Chief Financial Officer

                               Exhibit F (Page 10)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                         Agreed to:

                         JPMORGAN CHASE BANK,
                         as Administrative Agent

                         By:    _________________________________________
                         Name:  _________________________________________
                         Title: _________________________________________

                               Exhibit F (Page 11)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE I

                             Addresses of Guarantors

Four Greenway Plaza
Houston, Texas 77046
Attn: Chief Financial Officer
Telecopy: (832) 676-1671

                        Schedule I to Exhibit F (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT A

                       ADDENDUM TO SUBSIDIARIES GUARANTEE

         ADDENDUM, dated as of _____________, 200_ (this "Addendum"), to that Amended and Restated Subsidiaries Guarantee, dated as of September 26, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the "Subsidiaries Guarantee"), made by each of the Guarantors listed below in favor of the Administrative Agent for the ratable benefit of the Lenders and the Marco Polo Lenders (each as defined in the Subsidiaries Guarantee). Unless otherwise defined herein, terms defined in the Subsidiaries Guarantee are used herein as therein defined.

                              W I T N E S S E T H :

         WHEREAS, [NAME OF NEW GUARANTOR], [a _________ limited liability company] [a _________________ corporation] [a __________________ partnership]
(the "New Guarantor"), has become a Subsidiary of the Borrowers; and

         WHEREAS, pursuant to subsection 8.17 of the Credit Agreement, the New Guarantor is required to become a party to the Subsidiaries Guarantee;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the New Guarantor hereby:

                  (i) agrees to all of the provisions of the Subsidiaries Guarantee, and

                  (ii) effective on the date hereof, becomes a party to the Subsidiaries Guarantee, as a Guarantor, with the same effect as if the New Guarantor were an original signatory thereto (with the representations and warranties contained therein being deemed to be made by the New Guarantor as of the date hereof).

         IN WITNESS WHEREOF, the New Guarantor has caused this Addendum to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                          [NAME OF NEW GUARANTOR]

                                          By:__________________________________
                                             Title:

                                          Address:

                         Exhibit A to Exhibit F (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         Each of the undersigned Guarantors hereby ratifies and confirms its respective obligations under the Subsidiaries Guarantee, as supplemented by this
Addendum:

                                 [List Names Existing Subsidiary Guarantors]

                                 By: ___________________________________________
                                     ___________________________________________
                                     ___________________________________________

                         Exhibit A to Exhibit F (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT G

                       FORM OF SUBSIDIARY PLEDGE AGREEMENT

                                    Exhibit G

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                              AMENDED AND RESTATED
                           SUBSIDIARY PLEDGE AGREEMENT

         AMENDED AND RESTATED SUBSIDIARY PLEDGE AGREEMENT, dated as of September 26, 2003, made by each of the corporations, limited liability companies, partnerships and other entities, as the case may be, that are from time to time signatory hereto (the "Pledgors"), in favor of JPMORGAN CHASE BANK, as collateral agent (in such capacity, the "Collateral Agent") for the ratable benefit of (a) the banks and other financial institutions (the "Lenders") parties to the Amended and Restated Credit Agreement, dated as of March 23, 1995 and as amended and restated as of September 26, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among GulfTerra Energy Partners, L.P., a Delaware limited partnership, as borrower ("GTM"), GulfTerra Energy Finance Corporation, a Delaware corporation, as co-borrower ("GTM Finance"), the Lenders and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent"), and (b) the Marco Polo Lenders (as defined in the Credit Agreement).

                              W I T N E S S E T H :

         WHEREAS, certain of the Pledgors and the Collateral Agent are parties to the Consolidated Amended and Restated Subsidiary Pledge Agreement, dated as of October 10, 2002 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing Subsidiary Pledge Agreement");

         WHEREAS, pursuant to the provisions of Section 7.10 of the Credit Agreement, the Pledgors have entered into and delivered to the Collateral Agent, this Agreement;

         WHEREAS, each Pledgor (a) owns the limited liability company interests described on Schedule I hereto in the limited liability companies described thereon (collectively referred to herein, together with any other limited liability company interest owned or required by any Pledgor after the date of this Agreement whose ownership interests are, pursuant to the provisions of the Credit Agreement, required to be pledged to the Collateral Agent hereunder, as the "LLCs") and (b) owns the partnership interests described on Schedule I hereto in the general and limited partnerships described thereon (collectively referred to herein, together with any other general or limited partnership interest owned or acquired by any Pledgor after the date of this Agreement whose partnership interests are, pursuant to the provisions of the Credit Agreement, required to be pledged to the Collateral Agent hereunder, as the "Partnerships");

         WHEREAS, the Credit Agreement requires that the Capital Stock of certain Subsidiaries of GTM that are controlled indirectly, through one or more intermediaries, by GTM, be pledged to the Collateral Agent;

         WHEREAS, the Pledgors own interests in certain of the Subsidiaries; and

         WHEREAS, the making of this Agreement by the Pledgors are necessary or convenient to the conduct, promotion, or attainment of the business of the Pledgors;

         NOW, THEREFORE, in consideration of the premises and to comply with the requirements of Section 7.10 of the Credit Agreement, the Pledgors hereby agree with the Collateral Agent, for

                               Exhibit G (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT the ratable benefit of the Lenders and the Marco Polo Lenders, that the Existing Subsidiary Pledge Agreement is hereby amended and restated to read in its entirety as follows:

         1. DEFINED TERMS. As used in this Agreement terms defined in the Credit Agreement or in the recitals hereto shall have their defined meanings when used herein and the following terms shall have the following meanings:

         "Account Debtor": A Person (other than the Pledgors) obligated on an Account, Chattel Paper, General Intangible.

         "Agreement": This Amended and Restated Subsidiary Pledge Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

         "Certificate of Formation": With respect to any LLC or any Partnership that is a limited partnership, its certificate of formation.

         "Certificate of Incorporation": With respect to any Corporation, its certificate or articles of incorporation, as applicable.

         "Collateral": The Interests (including, without limitation, the Pledged Certificates), the Pledged Stock and all Proceeds. The obligations of the Pledgors to provide Collateral are limited by paragraphs (c) and (d) of subsection 7.10 of the Credit Agreement.

         "Corporations": Any corporate Subsidiary of GTM in which any Pledgor owns Capital Stock and such Capital Stock is required to be pledged to the Collateral Agent hereunder pursuant to the provisions of the Credit Agreement.

         "Interests":

                  (i) All right, title and interest, now existing or hereafter acquired, of each Pledgor in the Non-Corporate Subsidiaries but not any of its obligations from time to time as a member or partner therein (unless the Collateral Agent shall become a member or partner therein as a result of its exercise of remedies pursuant to the terms hereof);

                  (ii) any and all moneys due and to become due to each Pledgor now or in the future by way of a distribution made to such Pledgor in its capacity as a member or partner of or the owner of any limited liability company interest, limited or general partner interest or other equity interest in any of the Non-Corporate Subsidiaries or otherwise in respect of each Pledgor's interest as a member of or partner in the Non-Corporate Subsidiaries or the owner of any limited liability company interests, limited or general partner interests or other equity interests in any of the Non-Corporate Subsidiaries;

                  (iii) any other property of any of the Non-Corporate Subsidiaries to which any Pledgor now or in the future may be entitled in its capacity as a member of, partner in or owner of any limited liability company interest, limited or general partner interest or other equity interest in any such Non-Corporate Subsidiary by way of distribution, return or otherwise;

                               Exhibit G (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (iv) any other claim which any Pledgor now has or may in future acquire in its capacity as member of, partner in or owner of any limited liability company interest, limited or general partner interest or other equity interest in any of the Non-Corporate Subsidiaries against any such Non-Corporate Subsidiary and its property;

                  (v) to the extent not otherwise included, (A) all Proceeds of any or all of the foregoing, and (B) all Supporting Obligations (as such term is defined in the UCC) with respect to the foregoing.

         "Governing Documents": (a) With respect to any LLC, its Certificate of Formation and its LLC Agreement; (b) with respect to any Partnership that is a limited partnership, its Certificate of Formation and limited partnership agreement; (c) with respect to any Partnership that is a general partnership, its partnership agreement; (d) with respect to any Corporation, its Certificate of Incorporation and by-laws, and (e) with respect to any other Non-Corporate Subsidiary, its declaration of trust or other governing document.

         "LLC Agreement": With respect to any LLC, its limited liability company agreement.

         "Non-Corporate Subsidiaries": All Subsidiaries (other than the Corporations) of GTM in which any Pledgor owns of record Capital Stock and such Capital Stock is required to be pledged to the Collateral Agent hereunder pursuant to the provisions of the Credit Agreement.

         "Obligations": With respect to any Pledgor, all obligations, liabilities and indebtedness of such Pledgor under and pursuant to the Subsidiaries Guarantee.

         "Pledged Certificates": The certificates of limited liability company interests of the LLCs, certificates of partnership interests of the Partnerships, and certificates of equity interests of the other Non-Corporate Subsidiaries listed on Schedule I(A) hereto (if any), together with all limited liability company certificates, partnership interest certificates, stock certificates, equity interest certificates, options or rights of any nature whatsoever that may be issued or granted by any LLC to any Pledgor while this Agreement is in effect.

         "Pledged Stock": The shares of capital stock listed on Schedule I(B) hereto (if any), together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the issue of such capital stock to any Pledgor while this Agreement is in effect.

         "Proceeds": All "proceeds" (as such term is defined in Section 9-102 of the Uniform Commercial Code in effect in the State of New York on the date hereof) and, in any event, shall include, without limitation, all income, gain, credit, distributions, dividends and similar items from or with respect to the Interests (including, without limitation, the Pledged Certificates) and the Pledged Stock, collections thereon or distributions with respect thereto.

         "Subsidiaries": Collectively, the Corporations and the Non-Corporate Subsidiaries.

         "UCC" or "Uniform Commercial Code": The Uniform Commercial Code from time to time in effect in the State of New York.

                               Exhibit G (Page 3)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         2. ASSIGNMENT AND GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all the Obligations of each Pledgor, such Pledgor hereby delivers to the Collateral Agent all the Pledged Certificates and all the Pledged Stock and sells, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Lenders and the Marco Polo Lenders, a first security interest in, to and under the Collateral of such Pledgor. The Pledgors will cause each of the Subsidiaries to execute an Acknowledgement and Consent substantially in the form of Exhibit B hereto. Interests in certain of the Non-Corporate Subsidiaries may not be evidenced by certificates. In the case of such Non-Corporate Subsidiaries, the Collateral Agent agrees that it will not give any instructions to the Non-Corporate Subsidiaries pursuant to the provisions of such Acknowledgement and Consent except upon the occurrence and during the continuance of an Event of Default.

         3. TRANSFER POWERS. Concurrently with the delivery to the Collateral Agent of each Pledged Certificate and each certificate representing one or more shares of Pledged Stock to the Collateral Agent, each Pledgor shall deliver an undated transfer power covering each such certificate, duly executed in blank by such Pledgor with, if the Collateral Agent so requests, signature guaranteed.

         4. REPRESENTATIONS AND WARRANTIES. Each Pledgor represents and warrants that:

                  (a) each Pledgor has the power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Agreement and has taken all necessary action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Agreement;

                  (b) this Agreement constitutes a legal, valid and binding obligation of each Pledgor enforceable against such Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles;

                  (c) the execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of any Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of any Pledgor pursuant to any Requirement of Law or Contractual Obligation of such Pledgor, except as contemplated hereby;

                  (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any creditor of any Pledgor or any of the Subsidiaries), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

                               Exhibit G (Page 4)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (e) each Pledgor is the record and beneficial owner of, and has good and legal title to, the Interests and the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the Liens created by this Agreement or permitted under the Credit Agreement, and (i) all the Pledged Certificates have been duly and validly issued and (ii) all the shares of Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

                  (f) upon delivery to the Collateral Agent of the Pledged Certificates and the stock certificates evidencing the Pledged Stock and upon the filing of the financing statements described on Schedule II to this Agreement, the Lien granted pursuant to this Agreement will constitute a valid, perfected first priority Lien on the Collateral (except for any Liens on the Collateral permitted to exist under the Credit Agreement), prior to all other Liens on the Collateral created by such Pledgor and in existence on the date hereof, which will be enforceable as such as against all creditors of such Pledgor and any Persons purporting to purchase any Collateral from such Pledgor, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. All action necessary or desirable to perfect such security interest in each item of the Collateral requested by the Collateral Agent, including the filing of financing statements in the offices referred to on Schedule II to this Agreement has been or will be duly taken;

                  (g) as of the Restatement Closing Date: (i) the name of each Pledgor as indicated on the public record of such Pledgor's jurisdiction of organization, which shows the Pledgor to have been organized, is as set forth on Schedule III hereto; (ii) the mailing address of each Pledgor is Four Greenway Plaza, Houston, Texas 77046;
         (iii) with respect to each Pledgor, the type of entity of such Pledgor and the organizational identification number in the State of Delaware for such Pledgor is correctly set forth on Schedule III hereto; (iv) to the extent indicated on Schedule III hereto, the Pledgors therein identified were formerly known by the names set forth on Schedule III hereto; and (v) other than such names, no Pledgor has used any other name or trade name since September 15, 1998; and

                  (h) as of the Restatement Closing Date: (i) each of the LLCs is a limited liability company duly formed and validly existing under the laws of the State of Delaware, (ii) each of the Partnerships is a general or limited partnership (as the case may be) duly formed and validly existing under the laws of the State of Delaware, (iii) each of the other Non-Corporate Subsidiaries is duly formed and validly existing under the laws of its jurisdiction of formation, and (iv) each of the Corporations is duly organized and validly existing under the laws of the State of Delaware. Except as set forth on Schedule I as of the Restatement Closing Date: (i) each Pledgor is the sole owner (directly or through one or more wholly-owned Subsidiaries) of each of the relevant LLCs, Partnerships, and other Non-Corporate Subsidiaries, and the nature of each Pledgor's interest in each of the LLCs, Partnerships and other Non-Corporate Subsidiaries is as set forth on
         Schedule I(A) hereto; (ii) the shares of Pledged Stock constitutes each Pledgor's percentage interest of all the issued and outstanding shares of all classes of the capital stock of each Corporation, as such percentage is set forth on Schedule I(B) hereto; (iii) the list of certificates set forth on (A) Schedule I(A) constitutes

                               Exhibit G (Page 5)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT a full and complete list of all the certificates of limited liability company interests of the LLCs, the certificates of partnership interests of the Partnerships, and the certificates of equity interests of the other Non-Corporate Subsidiaries, in each case owned by each Pledgor, and (B) Schedule I(B) constitutes a full and complete list of all of the issued and outstanding shares of capital stock of any class of each corporate or other Subsidiary beneficially owned by each Pledgor (whether or not registered in the name of such Pledgor) and said Schedule I(B) correctly identifies the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate, and correct copies of the Governing Documents of each Subsidiary have been delivered to the Collateral Agent.

         5. COVENANTS. Each Pledgor covenants and agrees with the Collateral Agent that, from and after the date of this Agreement until the Obligations are paid in full:

                  (a) If a Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any limited liability company interest, any stock certificate or other certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for Interests or any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the Collateral Agent's agent, hold the same in trust for the Collateral Agent and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Pledgor to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent hereunder as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any corporate or other Subsidiary, such payments shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of any of the Subsidiaries, or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Collateral Agent to be held by it, subject to the terms hereof, as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Collateral shall be received by any Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

                  (b) The Pledgors will defend the right, title and interest of the Collateral Agent in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Pledgors, the Pledgors will promptly and

                               Exhibit G (Page 6)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Lien granted hereby. Each Pledgor hereby authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file financing statements and amendments to financing statements that describe the Collateral, in such jurisdictions as the Collateral Agent may deem necessary or desirable in order to perfect or maintain the perfection of the security interests granted by each Pledgor under this Agreement. Each Pledgor hereby further authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged hereunder to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

                  (d) The Pledgors will advise the Collateral Agent promptly, in reasonable detail, of any Lien or claim made or asserted against any of the Collateral other than Liens created hereby and any Lien or claim permitted under the Credit Agreement.

                  (e) The Pledgors agree to pay, and to save the Collateral Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                  (f) Promptly, but in no case later than 30 days after any Pledgor forms (or acquires Capital Stock of) a Subsidiary that is to be a Restricted Subsidiary, such Pledgor shall provide to the Collateral Agent a supplement to this Agreement in the form of Exhibit A hereto, which shall include a schedule supplementing Schedule I, Schedule II, or Schedule III, as the case may be, to pledge its ownership interests in such Restricted Subsidiary to the Collateral Agent.

                  (g) Each Pledgor recognizes that financing statements pertaining to the Collateral have been or may be filed where such Pledgor maintains any Collateral or is organized. Without limitation of any other covenant herein, each Pledgors will not cause or permit (i) any change to be made in its name, identity or corporate structure or
         (ii) any change to such Pledgor's jurisdiction of organization, unless such Pledgor shall have first (1) notified the Collateral Agent of such change at least thirty (30) days prior to the effective date of such change, and (2) taken all action reasonably requested by the Collateral Agent for the purpose of maintaining the perfection and priority of the Collateral Agent's security interests and rights under this Agreement. In any notice furnished pursuant to this subsection, such Pledgor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the Collateral Agent's security interest in the Collateral.

                               Exhibit G (Page 7)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         6. CASH DISTRIBUTIONS; CASH DIVIDENDS; VOTING RIGHTS. Unless an Event of Default shall have occurred and be continuing, each Pledgor shall be permitted to receive (a) all cash distributions paid in the normal course of business of the LLCs and to exercise all voting, member and manager rights with respect to the Interests, and (b) all cash dividends paid in the normal course of business of any corporate or other Subsidiary and consistent with past practice, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or right exercised or other action taken which, in the Collateral Agent's reasonable judgment, would (i) impair the Collateral in a manner that would reasonably be expected to have a Material Adverse Effect or
(ii) result in a breach of any provision of the Credit Agreement, the Notes, any other Loan Document or this Agreement.

         7.       RIGHTS OF THE COLLATERAL AGENT.

                  (a)      If an Event of Default shall occur and be continuing,
         (i) the Collateral Agent shall have the right to receive and shall receive any and all cash distributions or dividends paid in respect of the Collateral and make application thereof to the Obligations in such order as it may determine, and (ii) to the extent permitted by applicable law, all shares or certificates of or evidencing the Interests and the Pledged Stock shall be registered in the name of the Collateral Agent or its nominee, and (whether or not so registered) the Collateral Agent or its nominee may thereafter exercise (A) all voting, corporate, member, manager and other rights pertaining to the Interests or the shares of the Pledged Stock, as the case may be, and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Interests or such shares of the Pledged Stock, as the case may be, as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Interests or the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the structure of any of the Subsidiaries, or upon the exercise by any Pledgor or the Collateral Agent of any right, privilege or option pertaining to such shares or certificates of or evidencing the Interests or the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Interests or the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (b) The rights of the Collateral Agent hereunder shall not be conditioned or contingent upon the pursuit by the Collateral Agent of any right or remedy against any Subsidiary, or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Collateral Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                               Exhibit G (Page 8)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         8.       COLLATERAL AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

                  (a) Each Pledgor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right, on behalf of such Pledgor without notice to or assent by such Pledgor to do the following:

                           (i) upon the occurrence and continuation of an Event of Default to ask, demand, collect, receive and give acceptances and receipts for any and all moneys due and to become due with respect to the Collateral and, in the name of such Pledgor or its own name or otherwise, to take possession of, endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to the Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise as deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due with respect to the Collateral or whenever payable;

                           (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; and

                           (iii)    upon the occurrence and during the
                  continuance of an Event of Default, (A) to direct any Person liable for any payment to any Pledgor with respect to the Collateral to make payment of any and all moneys due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against any Pledgor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; and (G) generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and at such Pledgor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein, in

                               Exhibit G (Page 9)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT order to effect the intent of this Agreement, all as fully and effectively as the Pledgors might do.

         Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

                  (b) The powers conferred on the Collateral Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Pledgor, any Subsidiary or to any other member or partner of or owner of any limited or general partner interest, limited liability company interest or other equity interest in any Non-Corporate Subsidiary for any act or failure to act.

                  (c) Each Pledgor also authorizes the Collateral Agent, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 of this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         9. REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing and to the extent permitted by applicable law, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor, any of the Subsidiaries or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over the counter market, at any exchange, broker's board or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity is hereby waived or released. The Collateral Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615 of the UCC, need the Collateral Agent account for the surplus, if any, to any Pledgor. To the extent

                               Exhibit G (Page 10)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by the Collateral Agent of any of its rights hereunder except to the extent any thereof arise solely from the willful misconduct of the Collateral Agent. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgors shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any of the Lenders to collect such deficiency.

         10.      REGISTRATION RIGHTS; PRIVATE SALES.

                  (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Interests or the Pledged Stock, as the case may be, pursuant to paragraph 9 hereof, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Interests or the Pledged Stock, as the case may be, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT"), each Pledgor will cause the relevant Subsidiaries to (i) execute and deliver, and cause the managers, directors or officers of the relevant Subsidiaries to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Interests or the Pledged Stock, as the case may be, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Interests, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Pledgor agrees to cause the relevant Subsidiaries to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) Each Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Collateral Agent than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Interests or the Pledged Stock, as the case may be, for the period of time necessary to permit any of the relevant Subsidiaries to

                               Exhibit G (Page 11)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Subsidiaries would agree to do so.

                  (c) Each Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Interests or the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. Each Pledgor further agrees that a continuing breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent and the Lenders, that the Collateral Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against any Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

         11. LIMITATION ON DUTIES REGARDING COLLATERAL. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or otherwise.

         12. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         13. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         14. PARAGRAPH HEADINGS. The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         15. NO WAIVER; CUMULATIVE REMEDIES; INTEGRATION. The Collateral Agent shall not by any act (except by a written instrument pursuant to this paragraph), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have on any future occasion. The rights and

                               Exhibit G (Page 12)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law. This Agreement represents the agreement of the Pledgors and the Collateral Agent with respect to the subject matter hereof and there are no promises or representations by the Collateral Agent relative to the subject matter hereof not reflected herein.

         16. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each of the Pledgors and the Collateral Agent, provided that any provision of this Agreement that imposes an obligation solely on a Pledgor or provides a right in favor solely of the Collateral Agent may be waived by the Collateral Agent in a letter or agreement executed by the Collateral Agent or by facsimile transmission from the Collateral Agent. This Agreement shall be binding upon the successors and assigns of the Pledgors and shall inure to the benefit of the Collateral Agent and its successors and assigns. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         17. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT AGAINST IT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH PLEDGOR AT THE ADDRESS SET FORTH FOR GTM IN THE CREDIT AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION.

         18.      WAIVERS.

                  (a) EACH PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY ACTION DESCRIBED IN PARAGRAPH 17, OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT, AND AGREES NOT TO PLEAD OR CLAIM THE SAME.

                               Exhibit G (Page 13)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  (b) EACH OF THE PLEDGORS AND THE COLLATERAL AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM OF ANY TYPE AS TO ANY MATTER ARISING DIRECTLY OR INDIRECTLY OUT OF OR WITH RESPECT TO THIS AGREEMENT.

         19. NOTICES. All notices, requests and demands to or upon the Collateral Agent, the Pledgors or the Subsidiaries to be effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been given or made when actually delivered or, in the case of notice by facsimile transmission, when received, addressed as set forth in the Credit Agreement, in the case of the Pledgors and the Collateral Agent, or as set forth under such party's signature below, in the case of the Subsidiaries. The Pledgors and the Subsidiaries may change their respective addresses and transmission numbers by written notice to the Collateral Agent.

         20. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO SUBSIDIARIES. Each Pledgor hereby authorizes and instructs each of the Subsidiaries to comply with any instruction received by it from the Collateral Agent in writing that
(a) states that an Event of Default has occurred and describes such Event of Default and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from any Pledgor, and the Pledgors agree that the Subsidiaries shall be fully protected in so complying.

         21. RELEASE OF LIENS. Upon payment and satisfaction in full of the Obligations, the Collateral Agent agrees, upon the written request of each of the Pledgors and at the Pledgors' sole expense, to execute, record and file such instruments and perform such acts as are necessary to release the Collateral from the Lien and security interest of this Agreement or any assignment or other security document entered into pursuant hereto.

         22. THE COLLATERAL AGENT NOT A MEMBER. Nothing contained in this Agreement shall be construed or interpreted (a) to transfer to the Collateral Agent any of the obligations of a member, manager, partner or other owner of any of the Subsidiaries or (b) to constitute the Collateral Agent a member, manager, partner or other owner of any of the Subsidiaries.

         23. COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                 [Remainder of page intentionally left blank.]

                               Exhibit G (Page 14)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

                         CAMERON HIGHWAY PIPELINE GP, L.L.C.
                         CAMERON HIGHWAY PIPELINE I, L.P.
                         CRYSTAL HOLDING, L.L.C.
                         FIRST RESERVE GAS, L.L.C.
                         FLEXTREND DEVELOPMENT COMPANY, L.L.C.
                         GULFTERRA ALABAMA INTRASTATE, L.L.C
                         GULFTERRA FIELD SERVICES, L.L.C.
                         GULFTERRA GC, L.P.
                         GULFTERRA HOLDING I, L.L.C.
                         GULFTERRA HOLDING II, L.L.C.
                         GULFTERRA HOLDING III, L.L.C.
                         GULFTERRA HOLDING IV, L.P.
                         GULFTERRA HOLDING V, L.P.
                         GULFTERRA NGL STORAGE, L.L.C.
                         GULFTERRA INTRASTATE, L.P.
                         GULFTERRA OIL TRANSPORT, L.L.C.
                         GULFTERRA OPERATING COMPANY, L.L.C.
                         GULFTERRA SOUTH TEXAS, L.P.
                         GULFTERRA TEXAS PIPELINE, L.P.
                         HATTIESBURG GAS STORAGE COMPANY
                             BY: FIRST RESERVE GAS, L.L.C., in its capacity as 50% general partner of Hattiesburg Gas Storage Company; and
                             BY: HATTIESBURG INDUSTRIAL GAS SALES, L.L.C., in its capacity as 50% general partner of Hattiesburg Gas Storage Company
                         HATTIESBURG INDUSTRIAL GAS SALES, L.L.C.
                         HIGH ISLAND OFFSHORE SYSTEM, L.L.C.
                             BY:   GULFTERRA ENERGY PARTNERS, L.P., its sole
                                   member
                         MANTA RAY GATHERING COMPANY, L.L.C.
                         PETAL GAS STORAGE, L.L.C.
                         POSEIDON PIPELINE COMPANY, L.L.C.

                         By:    _____________________________________________
                         Name:  Keith B. Forman
                         Title: Vice President and Chief Financial Officer

                               Exhibit G (Page 15)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                      Agreed to:

                                      JPMORGAN CHASE BANK,
                                      as Collateral Agent

                                      By:    _______________________________
                                      Name:  _______________________________
                                      Title: _______________________________

                               Exhibit G (Page 16)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE I

(A) LIMITED LIABILITY COMPANY INTERESTS, PARTNERSHIP INTERESTS, AND INTERESTS IN OTHER NON-CORPORATE SUBSIDIARIES

-------------------------------------------------------------------------------------------------------------------
                                                                                           Description of Equity
                                                                          Certificate      Interest and Name of
                                 Defined Term       Type of Entity          Number         Pledgor owing Equity
      Name of Issuer              for Issuer          of Issuer            (if any)               Interest
-------------------------------------------------------------------------------------------------------------------
LIMITED LIABILITY COMPANIES
-------------------------------------------------------------------------------------------------------------------
First Reserve Gas, L.L.C.     "First Reserve"      Delaware limited                     100% of limited liability
                                                   liability company                    company interest directly
                                                                                        owned Crystal Holding
-------------------------------------------------------------------------------------------------------------------
GulfTerra Arizona Gas,        "GTM Arizona"        Delaware limited                     100% of limited liability
L.L.C.                                             liability company                    company interest directly
                                                                                        owned by GTM Field Services
-------------------------------------------------------------------------------------------------------------------
GulfTerra Holding I, L.L.C.   "GTM Holding I"      Delaware limited                     100% of limited liability
                                                   liability company                    company interest directly
                                                                                        owned by GTM GC
-------------------------------------------------------------------------------------------------------------------
GulfTerra Holding II,         "GTM Holding II"     Delaware limited                     100% of limited liability
L.L.C.                                             liability company                    company interest directly
                                                                                        owned by GTM Holding IV
-------------------------------------------------------------------------------------------------------------------
GulfTerra NGL Storage,        "GTM NGL"            Delaware limited                     100% of limited liability
L.L.C.                                             liability company                    company interest directly
                                                                                        owned by Crystal Holding
-------------------------------------------------------------------------------------------------------------------
Hattiesburg Industrial Gas    "Hattiesburg         Delaware limited                     100% of limited liability
Sales, L.L.C.                 Sales"               liability company                    company interest directly
                                                                                        owned by First Reserve
-------------------------------------------------------------------------------------------------------------------
Petal Gas Storage, L.L.C      "Petal"              Delaware limited                     100% of limited liability
                                                   liability company                    company interest directly
                                                                                        owned by Crystal Holding
-------------------------------------------------------------------------------------------------------------------

PARTNERSHIPS
-------------------------------------------------------------------------------------------------------------------
Cameron Highway Pipeline      "CHP I"              Delaware limited                     1% general partnership
I, L.P.                                            partnership                          interest owned directly by
                                                                                        CHP GP; 99% limited
                                                                                        partnership interest owned
                                                                                        directly by GTM
-------------------------------------------------------------------------------------------------------------------
GulfTerra GC, L.P.            "GTM GC"             Delaware limited                     1% general partnership
                                                   partnership                          interest owned directly
                                                                                        GTM Oil Transport; 99%
                                                                                        limited partnership
                                                                                        interest owned directly by
                                                                                        GTM
-------------------------------------------------------------------------------------------------------------------

                        Schedule I to Exhibit G (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

-------------------------------------------------------------------------------------------------------------------
                                                                                           Description of Equity
                                                                          Certificate      Interest and Name of
                                 Defined Term       Type of Entity          Number         Pledgor owing Equity
      Name of Issuer              for Issuer          of Issuer            (if any)               Interest
-------------------------------------------------------------------------------------------------------------------
GulfTerra Holding IV, L.P.    "GTM Holding IV"     Delaware limited                     1% general partnership
                                                   partnership                          interest owned directly by
                                                                                        GTM Holding I; 99% limited
                                                                                        partnership interest owned
                                                                                        directly by GTM GC
-------------------------------------------------------------------------------------------------------------------
GulfTerra Holding V, L.P.     "GTM Holding V"      Delaware limited                     1% general partnership
                                                   partnership                          interest owned directly by
                                                                                        GTM Holding II; 99% limited
                                                                                        partnership interest owned
                                                                                        directly by GTM Holding IV
-------------------------------------------------------------------------------------------------------------------
GulfTerra Intrastate, L.P.    "GTM Intrastate"     Delaware limited                     1% general partnership
                                                   partnership                          interest owned directly by
                                                                                        GTM Holding III; 99%
                                                                                        limited partnership
                                                                                        interest owned directly by
                                                                                        GTM
-------------------------------------------------------------------------------------------------------------------
GulfTerra South Texas, L.P.   "GTM South Texas"    Delaware limited                     .804% general partnership
                                                   partnership                          interest owned directly by
                                                                                        GTM Oil Transport; 99.196%
                                                                                        limited partnership
                                                                                        interest owned directly by
                                                                                        GTM GC
-------------------------------------------------------------------------------------------------------------------
GulfTerra Texas Pipeline,     "GTM Texas           Delaware limited                     1% general partnership
L.P.                          Pipeline"            partnership                          interest owned directly by
                                                                                        GTM Holding III; 99%
                                                                                        limited partnership
                                                                                        interest owned directly by
                                                                                        GTM
-------------------------------------------------------------------------------------------------------------------
Hattiesburg Gas Storage       "Hattiesburg         Delaware general                     50% general partnership
Company                       Storage"             partnership                          interest owned directly by
                                                                                        First Reserve; 50% general
                                                                                        partnership interest owned
                                                                                        directly by Hattiesburg
                                                                                        Sales
-------------------------------------------------------------------------------------------------------------------

(B)      DESCRIPTION OF PLEDGED STOCK


Issuer        Class of Stock*   Stock Certificate No.   No. of Shares
---------------------------------------------------------------------
[None]              N/A              N/A                    N/A

------------------

*Stock is assumed to be common stock unless otherwise indicated.

                        Schedule I to Exhibit G (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE II

                                   UCC FILINGS

 State                                  Filing Office             Document Filed
 -----                                  -------------             --------------
Delaware                              Secretary of State               UCC-1
(with respect to all Pledgors)

                        Schedule II to Exhibit G (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                  SCHEDULE III

                       INFORMATION REGARDING THE PLEDGORS

                                                                                    Organizational
                                                                                    Identification
  Name of each Pledgor on                                                              Number in
 Public Record of Pledgor's                                  Defined Term for such  Jurisdiction of             Former Name
Jurisdiction of Organization          Type of Entity                Pledgor           Organization               (if any)
------------------------------------------------------------------------------------------------------------------------------------
Cameron Highway Pipeline GP,   Delaware limited liability    "Cameron Highway GP"        3672523
 L.L.C.                        company
------------------------------------------------------------------------------------------------------------------------------------
Cameron Highway Pipeline I,    Delaware limited partnership  "Cameron Highway I"         3642223
L.P.
------------------------------------------------------------------------------------------------------------------------------------
Crystal Holding, L.L.C.        Delaware limited liability    "Crystal Holding"           3258369       El Paso Partners
                               company                                                                 Acquisition, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
First Reserve Gas, L.L.C.      Delaware limited liability    "First Reserve"             2227809       First Reserve Gas Company
                               company
------------------------------------------------------------------------------------------------------------------------------------
Flextrend Development          Delaware limited liability    "Flextrend"                 2510310       Acquired by merger:
Company, L.L.C.                company                                                                 Ewing Bank Gathering Company,
                                                                                                       L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Alabama Intrastate,  Delaware limited liability    "GTM Alabama"               3605929       EPN Alabama Intrastate,
L.L.C.                         company                                                                 L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Field Services,      Delaware limited liability    "GTM Field Services"        2747220       Delos Offshore Company,
L.L.C.                         company                                                                 L.L.C. and EPN Field
                                                                                                       Services, L.L.C.
                                                                                                       Acquired by merger: ANR
                                                                                                       Central Gulf Gathering
                                                                                                       Company, L.L.C., Argo,
                                                                                                       L.L.C., Argo I, L.L.C., Argo
                                                                                                       II, L.L.C., East Breaks
                                                                                                       Gathering Company, L.L.C.,
                                                                                                       El Paso Energy Partners
                                                                                                       Deepwater, L.L.C., El Paso
                                                                                                       Hub Services, L.L.C.,
                                                                                                       El Paso San Juan, L.L.C., VK
                                                                                                       Deepwater Gathering Company,
                                                                                                       L.L.C. and VK-Main Pass
                                                                                                       Gathering Company, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------

                         Schedule III Exhibit G (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                                                                    Organizational
                                                                                    Identification
  Name of each Pledgor on                                                              Number in
 Public Record of Pledgor's                                  Defined Term for such  Jurisdiction of             Former Name
Jurisdiction of Organization          Type of Entity                Pledgor           Organization               (if any)
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra GC, L.P.             Delaware limited partnership  "GTM GC"                    2324709       Green Canyon Pipe Line
                                                                                                       Company, L.L.C., Green
                                                                                                       Canyon Pipe Line Company,
                                                                                                       L.P. and EPN Gulf Coast, L.P.
                                                                                                       Acquired by merger: El Paso
                                                                                                       Intrastate-Alabama, Inc.
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Holding I, L.L.C.    Delaware limited liability    "GTM Holding I"             3505818       EPN GP Holding I, L.L.C.
                               company
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Holding II, L.L.C.   Delaware limited liability    "GTM Holding II"            3499172       EPN GP Holding, L.L.C.
                               company
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Holding III, L.L.C.  Delaware limited liability    "GTM Holding III"           3499171       EPN Pipeline GP Holding,
                               company                                                                 L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Holding IV, L.P.     Delaware limited partnership  "GTM Holding IV"            3505820       EPN Holding Company I, L.P.
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Holding V, L.P.      Delaware limited partnership  "GTM Holding V"             3499494       EPN Holding Company, L.P.
                                                                                                       Acquired by merger: El Paso
                                                                                                       Texas Field Services, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Intrastate, L.P.     Delaware limited partnership  "GTM Intrastate"            0931567       Cornerstone Pipeline
                                                                                                       Company, El Paso Energy
                                                                                                       Intrastate Company and
                                                                                                       El Paso Energy Intrastate,
                                                                                                       L.P.
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra NGL Storage, L.L.C.  Delaware limited liability    "GTM NGL Storage"           3151447       Crystal Properties and
                               company                                                                 Trading, L.L.C. and EPN NGL
                                                                                                       Storage, L.L.C.
                                                                                                       Acquired by merger: Crystal
                                                                                                       Properties and Trading
                                                                                                       Company
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Oil Transport,       Delaware limited liability    "GTM Oil Transport"         2408384       Leviathan Oil Transport
L.L.C.                         company                                                                 Systems, L.L.C. and El Paso
                                                                                                       Energy Partners Oil
                                                                                                       Transport, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Operating Company,   Delaware limited liability    "GTM Operating Company"     3063154       Leviathan Operating Company,
L.L.C.                         company                                                                 L.L.C. and El Paso Energy
                                                                                                       Partners Operating Company,
                                                                                                       L.L.C.
------------------------------------------------------------------------------------------------------------------------------------

                         Schedule III Exhibit G (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                                                                    Organizational
                                                                                    Identification
  Name of each Pledgor on                                                              Number in
 Public Record of Pledgor's                                  Defined Term for such  Jurisdiction of             Former Name
Jurisdiction of Organization          Type of Entity                Pledgor           Organization               (if any)
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra South Texas, L.P.    Delaware limited partnership  "GTM South Texas"           3564426       El Paso South Texas, L.P.
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Texas Pipeline,      Delaware limited liability    "GTM Texas Pipeline"        2120073       PG&E Texas Pipeline, L.P.
L.P.                           company                                                                 and EPGT Texas Pipeline, L.P.
                                                                                                       Acquired by merger: Seahawk
                                                                                                       Transmission Company and
                                                                                                       EPGT Texas LDC, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Hattiesburg Gas Storage        Delaware general partnership  "Hattiesburg Storage"
Company
------------------------------------------------------------------------------------------------------------------------------------
Hattiesburg Industrial Gas     Delaware limited partnership  "Hattiesburg Sales"         2058929       Hattiesburg Industrial Gas
Sales, L.L.C.                                                                                          Sales Company
------------------------------------------------------------------------------------------------------------------------------------
High Island Offshore System,   Delaware limited liability    "High Island"               2999070       High Island Offshore System
L.L.C.                         company
------------------------------------------------------------------------------------------------------------------------------------
Manta Ray Gathering Company,   Delaware limited liability    "Manta Ray"                 2324708
L.L.C.                         company
------------------------------------------------------------------------------------------------------------------------------------
Petal Gas Storage, L.L.C.      Delaware limited liability    "Petal"                     2310880       Petal Gas Storage Company
                               company
------------------------------------------------------------------------------------------------------------------------------------
Poseidon Pipeline Company,     Delaware limited liability    "Poseidon Holding"          2487652
L.L.C.                         company
------------------------------------------------------------------------------------------------------------------------------------

                         Schedule III Exhibit G (Page 3)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT A

                [FORM OF SUBSIDIARY PLEDGE AGREEMENT SUPPLEMENT]

         SUBSIDIARY PLEDGE AGREEMENT SUPPLEMENT, dated as of ________, 20__ (this "Supplement"), made by __________________(the "Pledgor"), in favor of JPMORGAN CHASE BANK, as collateral agent (in such capacity, the "Collateral Agent") for the ratable benefit of (a) the banks and other financial institutions (the "Lenders") parties to the Seventh Amended and Restated Credit Agreement, dated as of March 23, 1995 and as amended and restated as of September 26, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among GulfTerra Energy Partners, L.P., a Delaware limited partnership ("GTM"), GulfTerra Energy Finance Corporation, a Delaware corporation ("GTM Finance"), the Lenders and the JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent") and (b) the Marco Polo Lenders (as defined in the Credit Agreement).

         1. Reference is hereby made to that certain Amended and Restated Subsidiary Pledge Agreement, dated as of September 26, 2003, among the Pledgors therein identified and the Collateral Agent (as amended, supplemented or modified as of the date hereof, the "Subsidiary Pledge Agreement"). Terms defined in the Subsidiary Pledge Agreement are used herein as therein defined.

         2. Pledgor has formed or acquired one or more new Subsidiaries, as follows: [insert name, jurisdiction of formation, and type of entity for each new Subsidiary] (whether one or more, the "New Issuer"). [ADD ONLY IF NEW ISSUER IS A NON-CORPORATE SUBSIDIARY WITH UNCERTIFICATED EQUITY INTERESTS: Pledgor owns a ___% [limited liability company/limited partnership/general partnership/other interest in the New Issuer, and such interest in the New Issuer is uncertificated.]

         3. Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders under the Subsidiary Pledge Agreement. As additional collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all the Obligations(2) the Pledgor hereby (a) delivers to the Collateral Agent all the Additional Pledged Certificates (as such term is hereinafter defined) and all the Additional Pledged Stock (as such term is hereinafter defined), and (b) sells, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Lenders and the Marco Polo Lenders, a first security interest in, to and under the Additional Collateral (as such term is hereinafter defined). As used herein, the term "Additional Pledged Certificates" means the certificates of [limited liability company/limited partnership/general partnership/other] interests of the Non-Corporate Subsidiaries (the "Additional Subsidiaries") named on Schedule I(A) hereto (to the extent such interests are certificated), which interests are listed on Schedule I(A), together with all limited liability company certificates, partnership interest certificates, stock certificates, equity interest

----------------------

         (2) Conform the following description of the additional collateral as necessary, depending on what type of entity the Pledgor is acquiring.

                         Exhibit A to Exhibit G (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT certificates, options or rights of any nature whatsoever that may be issued or granted by any Additional Subsidiary to a Pledgor while the Subsidiary Pledge Agreement is in effect. As used herein, the term "Additional Pledged Stock" means the shares of capital stock listed on Schedule I(B) hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the issuer of such shares of capital stock to a Pledgor while the Subsidiary Pledge Agreement is in effect. As used herein, the term "Additional Collateral" means the Additional Interests (as such term is hereinafter defined) (including, without limitation, the Additional Pledged Certificates), the Additional Pledged Stock, and all Additional Proceeds (as such term is hereinafter defined). As used herein, the term "Additional Interests" means, collectively, the following:

                  (i) all right, title and interest, now existing or hereafter acquired, of Pledgor in the Additional Subsidiaries, but not any of Pledgor's obligations from time to time as a member, manager or general or limited partner (unless the Collateral Agent shall become a member, manager or general or limited partner as a result of this exercise of remedies pursuant to the terms of the Subsidiary Pledge Agreement) in any Additional Subsidiary;

                  (ii) any and all monies due and to become due to Pledgor, now or in the future by way of a distribution made to Pledgor in its capacity as a member or owner of any limited liability company interest in the Additional Subsidiaries or otherwise in respect of Pledgor's interest as a member, limited or general partner or other owner of any equity interest in the Additional Subsidiaries;

                  (iii) any other property of any Additional Subsidiary to which Pledgor now or in the future may be entitled in its capacity as a member, limited or general partner or other owner of any equity interest in such Additional Subsidiary by way of distribution, return or otherwise;

                  (iv) any other claim which Pledgor now has or may in the future acquire in its capacity as a member, limited or general partner or other owner of any equity interest in any Additional Subsidiary and its property; and

                  (v) to the extent not otherwise included, all (A) Additional Proceeds of any or all of the foregoing, and (B) all Supporting Obligations (as such term is defined in the UCC) with respect to the foregoing.

As used herein, the term "Additional Proceeds" means all "proceeds" (as such term is defined in Section 9-102 of the Uniform Commercial Code in effect in the State of New York on the date hereof) and, in any event, shall include, without limitation, all income, gain, credit, distributions, dividends and similar items from or with respect to the Additional Interests (including, without limitation, the Additional Pledged Certificates) and the Additional Pledged Stock, collections thereon or distributions with respect thereto.

         4. From and after the date of this Supplement, (a) the term "Pledged Certificates" as used in the Subsidiary Pledge Agreement shall be amended to include the Additional Pledged Certificates, (b) the term "Subsidiaries" as used in the Subsidiary Pledge Agreement shall be amended to include the Additional Subsidiaries, (c) the term "Pledged Stock" as used in the

                         Exhibit A to Exhibit G (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Subsidiary Pledge Agreement shall be amended to include the Additional Pledged Stock, (d) the term "Collateral" as used in the Subsidiary Pledge Agreement shall be amended to include the Additional Collateral, and (e) the term "Proceeds" as used in the Subsidiary Pledge Agreement shall be amended to include the Additional Proceeds.

         5. The Pledgor will cause each of the New Issuers to execute an Acknowledgement and Consent substantially in the form of Exhibit B to the Subsidiary Pledge Agreement. Interests in certain of the Additional Subsidiaries may not be evidenced by certificates. In the case of such Additional Subsidiaries, the Collateral Agent agrees that it will not exercise its right under any such Acknowledgement and Consent to give instructions to such Additional Subsidiaries regarding such Pledgor's limited liability company, limited or general partnership or other equity interest in such Additional Subsidiaries except upon the occurrence and during the continuance of an Event of Default.

         6. After giving effect to the amendments to the Subsidiary Pledge Agreement set forth in the preceding paragraph, Pledgor hereby represents and warrants that the representations and warranties contained in paragraph 4 of the Subsidiary Pledge Agreement are true and correct on the date of this Supplement.

         7. This Supplement is supplemental to the Subsidiary Pledge Agreement, forms a part thereof and is subject to the terms thereof. [Schedule I, Schedule II and/or Schedule III] to the Subsidiary Pledge Agreement shall hereby be deemed to include each item listed on [Schedule I, Schedule II and/or
Schedule III] to this Supplement.

         IN WITNESS WHEREOF, Pledgor has caused this Supplement to be duly executed and delivered in favor of the Collateral Agent on the date first set forth above.

                                         [___________________]

                                         By: ___________________________________
                                         Title: ________________________________

                         Exhibit A to Exhibit G (Page 3)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE I

                  (A)      ADDITIONAL SUBSIDIARIES

                                                                           Description of Equity
                         Defined                      Certificate          Interest and Name of
                        Term for    Type of Entity      Number             Pledgor owing Equity
Name of Issuer           Issuer       of Issuer        (if any)                  Interest
--------------          --------    --------------    -----------          ---------------------

                  (B)      DESCRIPTION OF ADDITIONAL PLEDGED STOCK

                                     Stock
                Class              Certificate         No. of
Issuer        of Stock*                No.             Shares
------        ---------            -----------         ------

------------------
         *Stock is assumed to be common stock unless otherwise indicated.

                  Schedule I to Exhibit A to Exhibit G (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE II

                             ADDITIONAL UCC FILINGS

State        Filing Office      Document Filed
-----        -------------      --------------

                  Schedule I to Exhibit A to Exhibit G (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                  SCHEDULE III

                        INFORMATION REGARDING THE PLEDGOR

    Name of Pledgor on                                                         Organizational
     Public Record of                                                          Identification
Pledgor's Jurisdiction of                           Defined Term for           Number in the            Former Name
      Organization            Type of Entity            Pledgor               State of Delaware          (if any)
-------------------------     --------------        ----------------          -----------------         -----------

                 Schedule III to Exhibit A to Exhibit G (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT B

                       Form of Acknowledgement and Consent

         [NAME OF NEW PLEDGED SUBSIDIARY] (the "Issuer") hereby acknowledges receipt of a copy of the foregoing Supplement and the Subsidiary Pledge Agreement referred to therein and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Issuer agrees to notify the Collateral Agent promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Subsidiary Pledge Agreement, as supplemented by such Supplement. The Issuer further agrees that the terms of paragraph 10(c) of the Subsidiary Pledge Agreement, as supplemented by such Supplement, shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of paragraph 10 of the Subsidiary Pledge Agreement, as supplemented by such Supplement. The Issuer hereby also agrees that it will comply with instructions originated by the Collateral Agent without the consent of any Pledgor.

_______________, [2003]

                                             [NAME OF NEW PLEDGED SUBSIDIARY]

                                             By: _______________________________
                                               Title:

                         Exhibit B to Exhibit G (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT H

                      FORM OF SUBSIDIARY SECURITY AGREEMENT

                                    Exhibit H

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                              AMENDED AND RESTATED
                          SUBSIDIARY SECURITY AGREEMENT

         AMENDED AND RESTATED SUBSIDIARY SECURITY AGREEMENT, dated as of September 26, 2003, made by the entities identified on Schedule IV hereto, (individually a "Grantor", and collectively the "Grantors"), in favor of JPMORGAN CHASE BANK, as collateral agent (in such capacity, the "Collateral Agent"), for the ratable benefit of (a) the banks and other financial institutions (the "Lenders") parties to the Amended and Restated Credit Agreement, dated as of March 23, 1995 and as amended and restated as of September 26, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among GulfTerra Energy Partners, L.P., a Delaware limited partnership, as the borrower ("GTM"), GulfTerra Energy Finance Corporation, a Delaware corporation, as the co-borrower ("GTM Finance" and, together with GTM, the "Borrowers"), the Lenders and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent"), and (b) the Marco Polo Lenders (as defined in the Credit Agreement).

                              W I T N E S S E T H :

         WHEREAS, certain of the Grantors and the Collateral Agent are parties to that Consolidated Amended and Restated Security Agreement, dated as of October 10, 2002 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing Security Agreement");

         WHEREAS, the making of this Security Agreement by each Grantor is necessary or convenient to the conduct, promotion, or attainment of the business of such Grantor; and

         WHEREAS, pursuant to the provisions of Section 7.10 of the Credit Agreement, the Borrowers agreed that they would deliver, and would cause each Person that is a party (or is required to be a party) to any Security Document, other than the Collateral Agent, to deliver, amended and restated Security Documents, together with supplemented and corrected schedules, exhibits or other documents, if any, that are necessary to accurately reflect the collateral existing as of the Restatement Closing Date that is pledged as security for GTM and GTM Finance's obligations under the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and to comply with the requirements of Section 7.10 of the Credit Agreement, each Grantor hereby agrees with the Collateral Agent, for the ratable benefit of the Lenders and the Marco Polo Lenders, that the Existing Security Agreement is hereby amended and restated to read in its entirety as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined:
Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Supporting Obligations, Promissory Notes, Proceeds; and the following terms shall have the following meanings:

                               Exhibit H (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         "Account Debtor": a Person (other than any Grantor) obligated on an Account, Chattel Paper, or General Intangible.

         "Collateral": as defined in Section 2 of this Security Agreement. The obligations of the Grantors to provide Collateral are limited by paragraphs (c) and (d) of subsection 7.10 of the Credit Agreement.

         "Obligations": with respect to any Grantor, all obligations, liabilities and indebtedness of such Grantor under and pursuant to the Subsidiaries Guarantee.

         "Patents": (a) all letters patent of the United States and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule I hereto, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, including, without limitation, any thereof referred to in
Schedule I hereto.

         "Patent License": all agreements, whether written or oral, providing for the grant by any Grantor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule I hereto.

         "Security Agreement": this Amended and Restated Subsidiary Security Agreement, as amended, supplemented or otherwise modified from time to time.

         "Subsidiary Pledge Agreement": the Amended and Restated Subsidiary Pledge Agreement dated as of even date herewith made by the Pledgors party thereto in favor of JPMorgan Chase Bank for the ratable benefit of the Lenders and the Marco Polo Lenders.

         "Trademarks": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule II hereto, and (b) all renewals thereof.

         "Trademark License": any agreement, written or oral, providing for the grant by any Grantor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule II hereto.

         "UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

         "Vehicles": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and, in any event, shall include, without limitation, the vehicles listed on
Schedule III hereto and all tires and other appurtenances to any of the foregoing.

                               Exhibit H (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         2. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of the relevant Grantor, each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Lenders and the Marco Polo Lenders, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                           (i)      all Accounts;

                           (ii) all Chattel Paper (including, without limitation, all Electronic Chattel Paper and all Tangible Chattel Paper);

                           (iii)    all Documents;

                           (iv)     all Equipment;

                           (v) all General Intangibles (including, without limitation, all Payment Intangibles);

                           (vi)     all Instruments;

                           (vii)    all Inventory;

                           (viii) all Investment Property (but excluding any such Investment Property that is subject to the security interests granted by any Grantor in the Subsidiary Pledge Agreement);

                           (ix)     all Patents;

                           (x)      all Patent Licenses;

                           (xi)     all Trademarks;

                           (xii)    all Trademark Licenses;

                           (xiii)   all Vehicles;

                           (xiv) all Deposit Accounts other than payroll, withholding tax and other fiduciary Deposit Accounts;

                           (xv)     all Letter-of-Credit Rights;

                           (xvi)    all Commercial Tort Claims;

                           (xvii)   all Supporting Obligations;

                           (xviii)  with respect only to any Grantor that is a
                  "transmitting utility" (as defined in the Uniform Commercial Code of the State of Texas (the "Texas

                               Exhibit H (Page 3)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  UCC")), any fixtures (as defined in the Texas UCC) physically located in the State of Texas to the extent (but only to the extent) that the filing in the Office of the Secretary of State of the State of Texas of a financing statement substantially in the form of Exhibit A hereto would, under the Texas UCC, result in the perfection of a security interest in such fixtures;

                           (xix) with respect only to any Grantor that is a "transmitting utility" (as defined in the Uniform Commercial Code of the State of New Mexico (the "New Mexico UCC")), any fixtures (as defined in the New Mexico UCC) physically located in the State of New Mexico to the extent (but only to the extent) that the filing in the Office of the New Mexico Secretary of State of a financing statement substantially in the form of Exhibit A hereto would, under the New Mexico UCC, result in the perfection of a security interest in such fixtures;

                           (xx) with respect only to any Grantor that is a "transmitting utility" (as defined in the Uniform Commercial Code of the State of Alabama (the "Alabama UCC")), any fixtures (as defined in the Alabama UCC) physically located in the State of Alabama to the extent (but only to the extent) that the filing in the Office of the Alabama Secretary of State of a financing statement substantially in the form of Exhibit A hereto would, under the Alabama UCC, result in the perfection of a security interest in such fixtures; and

                           (xxi) to the extent not otherwise included, all Proceeds and products and all of the foregoing;

except, in each case of clauses (i) - (xxi) above, to the extent that (I) any consent of any affiliate of any Grantor (other than the Borrowers, a Subsidiary of such Grantor or a Subsidiary of the Borrowers) is required for the grant of such security interest and such consent has not been obtained after such Grantor has made a reasonable effort to seek such consent and (II) any consent of any non-affiliated third party (other than a Governmental Authority) is required for the grant of such security interest and such consent has not been obtained (provided that such Grantor is under no duty to seek such third-party consents); provided that (x) upon the receipt of any such consent referred to in clauses
(I) and (II) above, the security interest granted herein shall automatically attach on such property and (y) notwithstanding the foregoing, Accounts, Chattel Paper, Payment Intangibles and Promissory Notes constitute Collateral in which each Grantor is granting a security interest, as permitted by Sections 9-406 and 9-408 of the Uniform Commercial Code in effect in the State of New York on the date hereof.

         3. RIGHTS OF COLLATERAL AGENT AND LENDERS; LIMITATIONS ON COLLATERAL AGENT'S AND LENDERS' OBLIGATIONS.

                  (a) GRANTORS REMAINS LIABLE UNDER ACCOUNTS. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts, Chattel Paper, and Payment Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account, Chattel Paper or Payment Intangible. Neither the Collateral Agent nor any of the Lenders shall have any obligation

                               Exhibit H (Page 4)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT or liability under any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent or any of the Lenders of any payment relating to such Account, Chattel Paper or Payment Intangible, nor shall the Collateral Agent or any of the Lenders be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) NOTICE TO ACCOUNT DEBTORS. Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify the Account Debtors that the applicable Accounts, Chattel Paper, and Payment Intangibles have been assigned to the Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders and that payments in respect thereof shall be made directly to the Collateral Agent. The Collateral Agent may in its own name or in the name of others communicate with the Account Debtors to verify with them to its satisfaction the existence, amount and terms of any Accounts, Chattel Paper, or Payment Intangibles.

                  (c) ANALYSIS OF ACCOUNTS, ETC. The Collateral Agent shall have the right to make test verifications of the Accounts, Chattel Paper and Payment Intangibles in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Collateral Agent may require in connection therewith. At any time and from time to time, upon the Collateral Agent's request and at the expense of each Grantor, such Grantor shall furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts, Chattel Paper and Payment Intangibles.

                  (d) COLLECTIONS ON ACCOUNT, ETC. The Collateral Agent hereby authorizes each Grantor to collect the Accounts, Chattel Paper and Payment Intangibles subject to the Collateral Agent's direction and control, and the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, Chattel Paper and Payment Intangibles, when collected by any Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a special collateral account maintained by the Collateral Agent, subject to withdrawal by the Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders, as hereinafter provided, and, until so turned over, shall be held by such Grantor in trust for the Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders, segregated from other funds of such Grantor. Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the

                               Exhibit H (Page 5)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT payments included in the deposit. All Proceeds constituting collections of Accounts while held by the Collateral Agent (or by any Grantor in trust for the Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At such intervals as may be agreed upon by each Grantor and the Collateral Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Collateral Agent's election, the Collateral Agent shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in such order as the Collateral Agent may elect, and any part of such funds which the Collateral Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Collateral Agent to each Grantor or to whomsoever may be lawfully entitled to receive the same. At the Collateral Agent's request, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

         4. REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants that:

                  (a) TITLE; NO OTHER LIENS. Except for the Lien granted to the Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders pursuant to this Security Agreement and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, each Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Collateral Agent, for the ratable benefit of the Lenders and the Marco Polo Lenders, pursuant to this Security Agreement or as may be permitted pursuant to the Credit Agreement.

                  (b) PERFECTED FIRST PRIORITY LIENS. The Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral in favor of the Collateral Agent, for the ratable benefit of the Lenders and the Marco Polo Lenders, which are (except for any Liens on the Collateral which are permitted to exist pursuant to the Credit Agreement) prior to all other Liens on the Collateral created by each Grantor and in existence on the date hereof and which are enforceable as such against all creditors of and purchasers from each Grantor and against any owner or purchaser of the real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property. All action necessary or desirable to perfect such security interest in each item of the Collateral requested by the Collateral Agent, including the filing of financing statements in the offices referred to on Schedule II hereto, has been or will be duly taken.

                  (c) ACCOUNTS. The amount represented by each Grantor to the Lenders from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts, Chattel Paper, and Payment Intangibles will at such time be, to such Grantor's best knowledge, the correct amount actually owing by such Account Debtor or Account

                               Exhibit H (Page 6)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         Debtors thereunder. No amount payable to each Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent. The place where each Grantor keeps its records concerning the Accounts, Chattel Paper and Payment Intangibles is Four Greenway Plaza, Houston, Texas 77046.

                  (d)      GRANTOR'S NAME, ETC. As of the Restatement Closing
         Date: (a) the name of each Grantor as indicated on the public record of such Grantor's jurisdiction of organization, which shows such Grantor to have been organized, is as set forth on Schedule IV hereto; (b) the mailing address of each Grantor is Four Greenway Plaza, Houston, Texas 77046; (c) with respect to each Grantor, the type of entity of such Grantor and the organizational identification number for such Grantor in such Grantor's jurisdiction of organization is correctly set forth on Schedule IV hereto; (d) to the extent indicated on Schedule IV hereto, the Grantors therein identified were formerly known by the names set forth on Schedule IV hereto; and (e) other than such names, no Grantor has used any other name or trade name since September 15, 1998.

                  (e) FARM PRODUCTS. As of the Restatement Closing Date, none of the material Collateral constitutes, or is the Proceeds of, Farm Products.

                  (f) PATENTS AND TRADEMARKS. Schedule I hereto includes all Patents and Patent Licenses owned by each Grantor in its own name as of the date hereof that are material to the Loan Parties taken as a whole. Schedule II hereto includes all Trademarks and Trademark Licenses owned by each Grantor in its own name as of the date hereof that are material to the Loan Parties taken as a whole.

                  (g)      VEHICLES. As of the Restatement Closing Date,
         Schedule III is a complete and correct list of all Vehicles owned by each Grantor that are material to the Loan Parties taken as a whole.

                  (h) GOVERNMENTAL OBLIGORS. None of the obligors on any Grantor's material Accounts, Chattel Paper or Payment Intangibles, and none of the parties to any of Grantor's material contracts, is a Governmental Authority.

                  (i) POWER AND AUTHORITY; AUTHORIZATION. Each Grantor has the power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Security Agreement and has taken all necessary action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Security Agreement.

                  (j) ENFORCEABILITY. This Security Agreement constitutes a legal, valid and binding obligation of each Grantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                  (k) NO CHAPTER 35 FILINGS. No Grantor has filed a security instrument with the Secretary of State of the State of Texas electing to be covered by, or is otherwise

                               Exhibit H (Page 7)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT subject to the requirements and benefits of, Subchapter A of Chapter 35 of the Texas Business and Commerce Code.

                  (l) TRANSMITTING UTILITIES. As of the Restatement Closing Date, (X) each of the Grantors listed on Schedule VI hereto is a Person primarily engaged in (i) transmitting goods by pipeline, (ii) transmitting gas, or (iii) producing and transmitting gas, and (Y) such Grantor owns goods and pipelines located in the jurisdictions indicated on such Schedule VI.

         5. COVENANTS. Each Grantor covenants and agrees with the Collateral Agent and each of the Lenders that, from and after the date of this Security Agreement until the Obligations are paid in full and the Commitments are terminated:

                  (a) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS AND CHATTEL PAPER. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of each Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. Each Grantor hereby authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file financing statements and amendments to financing statements that describe the collateral covered by such financing statements as "all assets of the Grantor", "all personal property of the Grantor", or words of similar effect, in such jurisdictions as the Collateral Agent may deem necessary or desirable in order to perfect or maintain the perfection of the security interests granted by such Grantor under this Security Agreement. Each Grantor hereby further authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Security Agreement. Upon the request of the Collateral Agent or any of the Lenders, each Grantor shall take or cause to be taken all actions (other than any actions required to be taken by the Collateral Agent or any of the Lenders) necessary to cause the Collateral Agent to have "control" (within the meaning of Sections 9-104, 9-105, 9-106, and 9-107 of the UCC) over any Collateral constituting Deposit Accounts, Electronic Chattel Paper, Investment Property, or Letter-of-Credit Rights, and each Grantor shall promptly notify the Collateral Agent and each of the Lenders of such Grantor's acquisition of any such Collateral. With respect to any goods constituting Collateral that are in the possession of a "bailee" (within the meaning of Section 9-312 of the UCC), each Grantor shall take or cause to be taken all actions (other than any actions required to be taken by the Collateral Agent or any of the Lenders) necessary to cause the Collateral Agent to have a perfected security interest in

                               Exhibit H (Page 8)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT such Collateral pursuant to the provisions of Section 9-312 of the UCC, and such Grantor shall provide prompt notice to the Collateral Agent and each of the Lenders of any such Collateral then in the possession of such a "bailee".

                  (b) INDEMNIFICATION. Each Grantor agrees to pay and to save the Collateral Agent and each of the Lenders harmless from any and all liabilities and reasonable costs and expenses (including, without limitation, legal fees and expenses), (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Collateral Agent or the Lenders under any Account, Chattel Paper, or Payment Intangibles, for any sum owing thereunder, or to enforce any provisions of any Account, Chattel Paper, or Payment Intangible, each Grantor will save, indemnify and keep the Collateral Agent and the Lenders harmless from and against all reasonable expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the Account Debtor or obligor thereunder, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Account Debtor or obligor or its successors from such Grantor.

                  (c) MAINTENANCE OF RECORDS. Each Grantor will keep and maintain (or cause to be kept and maintained) at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. For the Collateral Agent's and the Lenders' further security, the Collateral Agent, for the ratable benefit of the Lenders and the Marco Polo Lenders, shall have a security interest in all of each Grantor's books and records pertaining to the Collateral, and each Grantor shall turn over any such books and records to the Collateral Agent or to its representatives during normal business hours at the request of the Collateral Agent.

                  (d) RIGHT OF INSPECTION. The Collateral Agent and the Lenders shall at all times have full and free access during normal business hours to all the books, correspondence and records of each Grantor, and the Collateral Agent and the Lenders and their respective representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Collateral Agent and the Lenders, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and the Lenders and their respective representatives shall at all times also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                  (e) LIMITATION ON LIENS ON COLLATERAL. Each Grantor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to the Credit Agreement, and will

                               Exhibit H (Page 9)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT defend the right, title and interest of the Collateral Agent and the Lenders in and to any of the Collateral against the claims and demands of all Persons whomsoever.

                  (f) LIMITATIONS ON MODIFICATIONS, WAIVERS, EXTENSIONS OF AGREEMENTS GIVING RISE TO ACCOUNTS. Except to the extent the same would not reasonably be expected to have a Material Adverse Effect, each Grantor will not (i) except in accordance with the ordinary business practices of such Grantor, amend, modify, terminate or waive any provision of any Chattel Paper or any agreement giving rise to an Account or Payment Intangible in any manner which could reasonably be expected to materially adversely affect the value of such Chattel Paper, Payment Intangible or Account as Collateral or (ii) fail to exercise promptly and diligently each and every material right which it may have under any Chattel Paper and each agreement giving rise to an Account or Payment Intangible (other than any right of termination).

                  (g) MAINTENANCE OF EQUIPMENT. Each Grantor will maintain each item of Equipment material to the conduct of its business in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted.

                  (h) FURTHER IDENTIFICATION OF COLLATERAL. Each Grantor will furnish to the Collateral Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                  (i) NOTICES. Each Grantor will advise the Collateral Agent and the Lenders promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and
         (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the collateral subject to a Lien created pursuant to the Loan Documents or on such Liens created thereby, taken as a whole

                  (j) CHANGES IN LOCATIONS, NAME, ETC. Each Grantor recognizes that financing statements pertaining to the Collateral have been or may be filed where such Grantor maintains any Collateral or is organized. Without limitation of any other covenant herein, each Grantor will not cause or permit (i) any change to be made in its name, identity or corporate structure or (ii) any change to (A) the identity of any warehouseman, common carrier, other third-party transporter, bailee or any agent or processor in possession or control of any Collateral or (B) such Grantor's jurisdiction of organization, unless such Grantor shall have first (1) notified the Collateral Agent and the Lenders of such change at least thirty (30) days prior to the effective date of such change, and (2) taken all action reasonably requested by the Collateral Agent or any of the Lenders for the purpose of maintaining the perfection and priority of the Collateral Agent's security interests under this Security Agreement. In any notice furnished pursuant to this subsection, each Grantor will expressly state that the notice is required by this Security Agreement and contains facts that may require additional filings of

                               Exhibit H (Page 10)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT financing statements or other notices for the purposes of continuing perfection of the Collateral Agent's security interest in the Collateral.

                  (k) PATENTS AND TRADEMARKS. Upon request of the Collateral Agent, each Grantor shall execute and deliver any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent's and the Lender's security interest in any Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, and each Grantor hereby constitutes the Collateral Agent its attorney in fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full and the Commitments are terminated.

                  (l) COMMERCIAL TORT CLAIMS. If any Grantor shall at any time hold or acquire a Commercial Tort Claim that satisfies the requirements of the following sentence, such Grantor shall, within thirty (30) days after such Commercial Tort Claim satisfies such requirements, notify the Collateral Agent and the Lenders in a writing signed by such Grantor containing a brief description thereof, and granting to the Collateral Agent in such writing (for the benefit of the Lenders and the Marco Polo Lenders) a security interest therein and in the Proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent and the Lenders. The provisions of the preceding sentence shall apply only to a Commercial Tort Claim that satisfies the following requirements: (i) the monetary value claimed by or payable to the relevant Grantor in connection with such Commercial Tort Claim shall exceed $20,000,000, and either (ii) (A) such Grantor shall have filed a law suit or counterclaim or otherwise commenced legal proceedings (including, without limitation, arbitration proceedings) against the Person against whom such Commercial Tort Claim is made, or
         (B) such Grantor and the Person against whom such Commercial Tort Claim is asserted shall have entered into a settlement agreement with respect to such Commercial Tort Claim. In addition, to the extent that the existence of any Commercial Tort Claim held or acquired by any Grantor is disclosed by GTM or any Grantor in any public filing with the Securities Exchange Commission or any successor thereto or analogous Governmental Authority, or to the extent that the existence of any such Commercial Tort Claim is disclosed in any press release issued by GTM or any Grantor, then, upon the request of the Collateral Agent, the relevant Grantor shall, within thirty (30) days after such request is made, transmit to the Collateral Agent and the Lenders a writing signed by such Grantor containing a brief description of such Commercial Tort Claim and granting to the Collateral Agent in such writing (for the benefit of the Lenders and the Marco Polo Lenders) a security interest therein and in the Proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent and the Lenders.

         6.       COLLATERAL AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

                  (a) POWERS. Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and

                               Exhibit H (Page 11)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT stead of such Grantor and in the name of such Grantor or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

                           (i) in the case of any Account, Chattel Paper or Payment Intangible, at any time when the authority of such Grantor to collect the Accounts, Chattel Paper or Payment Intangible has been curtailed or terminated pursuant to the first sentence of Section 3(d) hereof, or in the case of any other Collateral, at any time when any Event of Default shall have occurred and is continuing, in the name of such Grantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible, Chattel Paper, or Payment Intangible, or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, or General Intangible or with respect to any other Collateral whenever payable;

                           (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                           (iii)    upon the occurrence and during the
                  continuance of any Event of Default, (A) to direct any Person liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against any Grantor with respect to any Collateral;
                  (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement

                               Exhibit H (Page 12)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the Lenders' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as such Grantor might do.

         Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) OTHER POWERS. Each Grantor also authorizes the Collateral Agent and the Lenders, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  (c) NO DUTY ON COLLATERAL AGENT OR LENDERS' PART. The powers conferred on the Collateral Agent and the Lenders hereunder are solely to protect the Collateral Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Collateral Agent or any of the Lenders to exercise any such powers. The Collateral Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         7. PERFORMANCE BY COLLATERAL AGENT OF THE GRANTOR'S OBLIGATIONS. If any Grantor fails to perform or comply with any of its agreements contained herein and the Collateral Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum 3-1/2% above the Alternate Base Rate, shall be payable by such Grantor to the Collateral Agent on demand and shall constitute Obligations secured hereby.

         8. PROCEEDS. In addition to the rights of the Collateral Agent and the Lenders specified in Section 3(d) with respect to payments of Accounts, it is agreed that if an Event of Default shall occur and be continuing (a) all Proceeds received by each Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required), and (b) any and all such Proceeds received by the Collateral Agent (whether from a Grantor or otherwise) may, in the sole discretion of the Collateral Agent, be held by the Collateral Agent for the ratable benefit of the Lenders and the Marco Polo Lenders as collateral security for, and/or then or at any time thereafter may be applied by the Collateral Agent against, the Obligations (whether matured or unmatured), such application to be in such order as the Collateral Agent shall elect. Any balance of such Proceeds remaining after

                               Exhibit H (Page 13)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT the Obligations shall have been paid in full and the Commitments shall have been terminated shall be paid over to such Grantor or to whomsoever may be lawfully entitled to receive the same.

         9. REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Lenders and the Marco Polo Lenders, may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any of the Lenders or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any of the Lenders shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived or released. Each Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615 of the UCC, need the Collateral Agent account for the surplus, if any, to such Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any of the Lenders arising out of the exercise by them of any rights hereunder except to the extent any thereof arise solely from the willful misconduct of the Collateral Agent. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any of the Lenders to collect such deficiency.

         10. LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it

                               Exhibit H (Page 14)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any of the Lenders, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise.

         11. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         12. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         13. PARAGRAPH HEADINGS. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         14. NO WAIVER; CUMULATIVE REMEDIES. Neither the Collateral Agent nor any of the Lenders shall by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any of the Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any of the Lenders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or any such Lenders would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         15. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each of the Grantors and the Collateral Agent, provided that any provision of this Security Agreement may be waived by the Collateral Agent in a written letter or agreement executed by the Collateral Agent or by facsimile transmission from the Collateral Agent. This Security Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and the Lenders and their respective successors and assigns. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         16. NOTICES. Notices hereunder may be given by mail or by facsimile transmission, addressed or transmitted to the Person to which it is being given at such Person's address or transmission number set forth in the Credit Agreement and shall be effective (a) in the case of

                               Exhibit H (Page 15)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT mail, 3 days after deposit in the postal system, first class postage pre-paid and (b) in the case of facsimile notices, when sent. Each Grantor may change its address and transmission number by written notice to the Collateral Agent, and the Collateral Agent or any of the Lenders may change its address and transmission number by written notice to each Grantor and, in the case of any of the Lenders, to the Collateral Agent.

         17. AUTHORITY OF COLLATERAL AGENT. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Security Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as among the Collateral Agent, the Lenders and the Marco Polo Lenders be governed by the Credit Agreement, the Marco Polo Financing Documents and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and each Grantor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Lenders and the Marco Polo Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         18. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT AGAINST IT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT AND SUCH OTHER LOAN DOCUMENTS, EACH GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH GRANTOR AT ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW. NOTHING HEREIN AND IN SUCH OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR OT COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH GRANTOR IN ANY OTHER JURISDICTION.

         19.      WAIVERS.

                  (a) EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY ACTION DESCRIBED IN PARAGRAPH 18, OR THAT SUCH PROCEEDING WAS BROUGHT IN AN

                               Exhibit H (Page 16)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         INCONVENIENT COURT, AND AGREES NOT TO PLEAD OR CLAIM THE SAME.

                  (b) EACH GRANTOR AND THE COLLATERAL AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM OF ANY TYPE AS TO ANY MATTER ARISING DIRECTLY OR INDIRECTLY OUT OF OR WITH RESPECT TO THIS AGREEMENT.

                  [Remainder of page intentionally left blank.]

                               Exhibit H (Page 17)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                         CAMERON HIGHWAY PIPELINE GP, L.L.C.
                         CAMERON HIGHWAY PIPELINE I, L.P.
                         CRYSTAL HOLDING, L.L.C.
                         FIRST RESERVE GAS, L.L.C.
                         FLEXTREND DEVELOPMENT COMPANY, L.L.C.
                         GULFTERRA ALABAMA INTRASTATE, L.L.C
                         GULFTERRA FIELD SERVICES, L.L.C.
                         GULFTERRA GC, L.P.
                         GULFTERRA HOLDING I, L.L.C.
                         GULFTERRA HOLDING II, L.L.C.
                         GULFTERRA HOLDING III, L.L.C.
                         GULFTERRA HOLDING IV, L.P.
                         GULFTERRA HOLDING V, L.P.
                         GULFTERRA NGL STORAGE, L.L.C.
                         GULFTERRA INTRASTATE, L.P.
                         GULFTERRA OIL TRANSPORT, L.L.C.
                         GULFTERRA OPERATING COMPANY, L.L.C.
                         GULFTERRA SOUTH TEXAS, L.P.
                         GULFTERRA TEXAS PIPELINE, L.P.
                         HATTIESBURG GAS STORAGE COMPANY
                           BY: FIRST RESERVE GAS, L.L.C., in its capacity as 50%
                               general partner of Hattiesburg Gas Storage
                               Company; and
                           BY: HATTIESBURG INDUSTRIAL GAS SALES, L.L.C., in its
                               capacity as 50% general partner of Hattiesburg Gas Storage Company
                         HATTIESBURG INDUSTRIAL GAS SALES, L.L.C.
                         HIGH ISLAND OFFSHORE SYSTEM, L.L.C.
                           BY: GULFTERRA ENERGY PARTNERS, L.P., its sole member
                         MANTA RAY GATHERING COMPANY, L.L.C.
                         PETAL GAS STORAGE, L.L.C.
                         POSEIDON PIPELINE COMPANY, L.L.C.

                         By: _____________________________________
                         Name: Keith B. Forman
                         Title: Vice President and Chief Financial Officer

                               Exhibit H (Page 18)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                         Agreed to:

                         JPMORGAN CHASE BANK,
                         as Collateral Agent

                         By:    ________________________________________________
                         Name:  ________________________________________________
                         Title: ________________________________________________

                               Exhibit H (Page 19)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE I

                           Patents and Patent Licenses

                                      None

                        Schedule I to Exhibit H (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE II

                        Trademarks and Trademark Licenses

                                      None

                        Schedule II to Exhibit H (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                  SCHEDULE III

                                    Vehicles

                                      None

                       Schedule III to Exhibit H (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE IV

                                    Grantors

                                                                                    Organizational
                                                                                    Identification
  Name of each Grantor on                                                              Number in
 Public Record of Grantor's                                  Defined Term for such  Jurisdiction of            Former Name
Jurisdiction of Organization          Type of Entity                 Grantor         Organization               (if any)
------------------------------------------------------------------------------------------------------------------------------------
Cameron Highway Pipeline GP,   Delaware limited liability    "Cameron Highway GP"        3672523
L.L.C.                         company
------------------------------------------------------------------------------------------------------------------------------------
Cameron Highway Pipeline I,    Delaware limited partnership  "Cameron Highway I"         3642223
L.P.
------------------------------------------------------------------------------------------------------------------------------------
Crystal Holding, L.L.C.        Delaware limited liability    "Crystal Holding"           3258369       El Paso Partners
                               company                                                                 Acquisition, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
First Reserve Gas, L.L.C.      Delaware limited liability    "First Reserve"             2227809       First Reserve Gas Company
                               company
------------------------------------------------------------------------------------------------------------------------------------
Flextrend Development          Delaware limited liability    "Flextrend"                 2510310       Acquired by merger: Ewing
Company, L.L.C.                company                                                                 Bank Gathering Company,
                                                                                                       L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Alabama Intrastate,  Delaware limited liability    "GTM Alabama"               3605929       EPN Alabama Intrastate,
L.L.C.                         company                                                                 L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Field Services,      Delaware limited liability    "GTM Field Services"        2747220       Delos Offshore Company,
L.L.C.                         company                                                                 L.L.C. and EPN Field
                                                                                                       Services, L.L.C.
                                                                                                       Acquired by merger: ANR
                                                                                                       Central Gulf Gathering
                                                                                                       Company, L.L.C., Argo,
                                                                                                       L.L.C., Argo I, L.L.C., Argo
                                                                                                       II, L.L.C., East Breaks
                                                                                                       Gathering Company, L.L.C.,
                                                                                                       El Paso Energy Partners
                                                                                                       Deepwater, L.L.C., El Paso
                                                                                                       Hub Services, L.L.C.,
                                                                                                       El Paso San Juan, L.L.C., VK
                                                                                                       Deepwater Gathering Company,
                                                                                                       L.L.C. and VK-Main Pass
                                                                                                       Gathering Company, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------

                        Schedule IV to Exhibit H (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                                                                    Organizational
                                                                                    Identification
  Name of each Grantor on                                                              Number in
 Public Record of Grantor's                                  Defined Term for such  Jurisdiction of            Former Name
Jurisdiction of Organization          Type of Entity                 Grantor         Organization               (if any)
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra GC, L.P.             Delaware limited partnership  "GTM GC"                    2324709       Green Canyon Pipe Line
                                                                                                       Company, L.L.C., Green
                                                                                                       Canyon Pipe Line Company,
                                                                                                       L.P. and EPN Gulf Coast, L.P.
                                                                                                       Acquired by merger: El Paso
                                                                                                       Intrastate-Alabama, Inc.
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Holding I, L.L.C.    Delaware limited liability    "GTM Holding I"             3505818       EPN GP Holding I, L.L.C.
                               company
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Holding II, L.L.C.   Delaware limited liability    "GTM Holding II"            3499172       EPN GP Holding, L.L.C.
                               company
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Holding III, L.L.C.  Delaware limited liability    "GTM Holding III"           3499171       EPN Pipeline GP Holding,
                               company                                                                 L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Holding IV, L.P.     Delaware limited partnership  "GTM Holding IV"            3505820       EPN Holding Company I, L.P.
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Holding V, L.P.      Delaware limited partnership  "GTM Holding V"             3499494       EPN Holding Company, L.P.
                                                                                                       Acquired by merger: El Paso
                                                                                                       Texas Field Services, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Intrastate, L.P.     Delaware limited partnership  "GTM Intrastate"            0931567       Cornerstone Pipeline
                                                                                                       Company, El Paso Energy
                                                                                                       Intrastate Company and
                                                                                                       El Paso Energy Intrastate,
                                                                                                       L.P.
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra NGL Storage, L.L.C.  Delaware limited liability    "GTM NGL Storage"           3151447       Crystal Properties and
                               company                                                                 Trading, L.L.C. and EPN NGL
                                                                                                       Storage, L.L.C.
                                                                                                       Acquired by merger: Crystal
                                                                                                       Properties and Trading
                                                                                                       Company
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Oil Transport,       Delaware limited liability    "GTM Oil Transport"         2408384       Leviathan Oil Transport
L.L.C.                         company                                                                 Systems, L.L.C. and El Paso
                                                                                                       Energy Partners Oil
                                                                                                       Transport, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Operating Company,   Delaware limited liability    "GTM Operating              3063154       Leviathan Operating Company,
L.L.C.                         company                       Company"                                  L.L.C. and El Paso Energy
                                                                                                       Partners Operating Company,
                                                                                                       L.L.C.
------------------------------------------------------------------------------------------------------------------------------------

                        Schedule IV to Exhibit H (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                                                                    Organizational
                                                                                    Identification
  Name of each Grantor on                                                              Number in
 Public Record of Grantor's                                  Defined Term for such  Jurisdiction of            Former Name
Jurisdiction of Organization          Type of Entity                 Grantor         Organization               (if any)
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra South Texas, L.P.    Delaware limited partnership  "GTM South Texas"           3564426       El Paso South Texas, L.P.
------------------------------------------------------------------------------------------------------------------------------------
GulfTerra Texas Pipeline,      Delaware limited liability    "GTM Texas Pipeline"        2120073       PG&E Texas Pipeline, L.P.
L.P.                           company                                                                 and EPGT Texas Pipeline, L.P.
                                                                                                       Acquired by merger: Seahawk
                                                                                                       Transmission Company and
                                                                                                       EPGT Texas LDC, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Hattiesburg Gas Storage        Delaware general partnership  "Hattiesburg Storage"
Company
------------------------------------------------------------------------------------------------------------------------------------
Hattiesburg Industrial Gas     Delaware limited partnership  "Hattiesburg Sales"         2058929       Hattiesburg Industrial Gas
Sales, L.L.C.                                                                                          Sales Company
------------------------------------------------------------------------------------------------------------------------------------
High Island Offshore System,   Delaware limited liability    "High Island"               2999070       High Island Offshore System
L.L.C.                         company
------------------------------------------------------------------------------------------------------------------------------------
Manta Ray Gathering Company,   Delaware limited liability    "Manta Ray"                 2324708
L.L.C.                         company
------------------------------------------------------------------------------------------------------------------------------------
Petal Gas Storage, L.L.C.      Delaware limited liability    "Petal"                     2310880       Petal Gas Storage Company
                               company
------------------------------------------------------------------------------------------------------------------------------------
Poseidon Pipeline Company,     Delaware limited liability    "Poseidon Holding"          2487652
L.L.C.                         company
------------------------------------------------------------------------------------------------------------------------------------

                        Schedule IV to Exhibit H (Page 3)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE V

                                   UCC FILINGS

                        STATE                                   FILING OFFICE                   DOCUMENT FILED
---------------------------------------------------------------------------------------------------------------------------
Delaware (with respect to all Grantors except Hattiesburg    Secretary of State     UCC-1
Gas Storage Company)
---------------------------------------------------------------------------------------------------------------------------
Texas (with respect to Hattiesburg Gas Storage Company)      Secretary of State     UCC-1
---------------------------------------------------------------------------------------------------------------------------
Texas (with respect to GTM South Texas, GTM Intrastate,      Secretary of State     UCC-1 as a transmitting utility filing
GTM GC, and GTM Texas Pipeline )
---------------------------------------------------------------------------------------------------------------------------
New Mexico (with respect to GTM GC )                         Secretary of State     UCC-1 as a transmitting utility filing
---------------------------------------------------------------------------------------------------------------------------
Alabama (with respect to GTM Alabama)                        Secretary of State     UCC-1 as a transmitting utility filing
---------------------------------------------------------------------------------------------------------------------------

                        Schedule V to Exhibit H (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE VI

                             Transmitting Utilities

                                                                                 JURISDICTION(S)
                                                                                 WHERE GRANTOR'S
                                                                               GOODS AND PIPELINES
        NAME OF EACH GRANTOR                      TYPE OF ENTITY                   ARE LOCATED
--------------------------------------------------------------------------------------------------
GulfTerra Intrastate, L.P.                Delaware limited partnership               Texas
--------------------------------------------------------------------------------------------------
GulfTerra Texas Pipeline, L.P.            Delaware limited partnership               Texas
--------------------------------------------------------------------------------------------------
GulfTerra GC, L.P.                        Delaware limited partnership         Texas & New Mexico
--------------------------------------------------------------------------------------------------
GulfTerra South Texas, L.P.               Delaware limited partnership               Texas
--------------------------------------------------------------------------------------------------
GulfTerra Alabama Intrastate, L.L.C.      Delaware limited liability company        Alabama
--------------------------------------------------------------------------------------------------

                        Schedule VI to Exhibit H (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT A

                    ADDENDUM TO SUBSIDIARY SECURITY AGREEMENT

         ADDENDUM, dated as of _____________, 200_ (this "Addendum"), to that Amended and Restated Subsidiary Security Agreement, dated as of September [__], 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the "Security Agreement"), made by each of the Grantors listed below in favor of JP MORGAN CHASE BANK, as collateral agent (in such capacity, the "Collateral Agent") for the Lenders and the Marco Polo Lenders referred to in the Security Agreement. Unless otherwise defined herein, terms defined in the Security Agreement are used herein as therein defined.

                              W I T N E S S E T H :

         WHEREAS, [NAME OF NEW GRANTOR], [a _________ limited liability company] [a _________________ corporation] [a __________________ partnership] (the "New
Grantor"), has become a Subsidiary of one of the Borrowers; and

         WHEREAS, pursuant to subsection 8.17 of the Credit Agreement, the New Grantor is required to become a party to the Security Agreement;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the New Grantor hereby:

                  (i) agrees to all of the provisions of the Security Agreement, and

                  (ii) effective on the date hereof, becomes a party to the Security Agreement, as a Grantor, with the same effect as if the New Grantor were an original signatory thereto (with the representations and warranties contained therein being deemed to be made by the New Grantor as of the date hereof);

                  (iii)    represents and warrants as follows:

                           (a) Schedule I hereto includes all Patents and Patent Licenses owned by New Grantor in its own name as of the date hereof. Schedule II hereto includes all Trademarks and Trademark Licenses owned by New Grantor in its own name as of the date hereof. To the best of New Grantor's knowledge, each Patent and Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in either such Schedule, none of such Patents and Trademarks is the subject of any licensing or franchise agreement. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Patent or Trademark. No action or proceeding is pending (i) seeking to limit, cancel or question the validity of any Patent or Trademark, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Patent or Trademark;

                         Exhibit A to Exhibit H (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                           (b) Schedule III hereto is a complete and correct list of all Vehicles owned by New Grantor;

                           (c) As of the date hereof: (i) the name of New Grantor as indicated on the public record of New Grantor's jurisdiction of organization, which shows New Grantor to have been organized, is as set forth on Schedule IV hereto; (ii) the mailing address of New Grantor is [_________________];
                  (iii) the type of entity of New Grantor and the organizational identification number for New Grantor in New Grantor's jurisdiction of organization is correctly set forth on
                  Schedule IV hereto; (iv) to the extent indicated on Schedule IV hereto, New Grantor was formerly known by the names set forth on Schedule IV hereto; and (v) other than such names, New Grantor has not used any other name or trade name;

                           (d) All action necessary or desirable to perfect the Liens and security interest in each item of New Grantor's Collateral requested by the Collateral Agent, including the filing of financing statements in the offices referred to on
                  Schedule V hereto, has been or will be duly taken; and

                           (e) To the extent indicated on Schedule VI attached hereto, New Grantor is a Person primarily engaged in
                  (i) transmitting goods by pipeline, (ii) transmitting gas, or
                  (iii) producing and transmitting gas, and (ii) New Grantor owns goods and pipelines located in the jurisdictions indicated on such Schedule VI.

         IN WITNESS WHEREOF, the New Grantor has caused this Addendum to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                 [NAME OF NEW GRANTOR]

                                 By:    ________________________________________
                                 Name:  ________________________________________
                                 Title: ________________________________________

                                 Address:

                         Exhibit A to Exhibit H (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         Each of the undersigned Guarantors hereby ratifies and confirms its respective obligations under the Subsidiaries Guarantee, as supplemented by this
Addendum:

                                 [List Names of Existing Subsidiary Guarantors]

                                 By:    ________________________________________
                                 Name:  ________________________________________
                                 Title: ________________________________________

                         Exhibit A to Exhibit H (Page 3)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                                                   Schedule I to
                                                   Subsidiary Security Agreement
                                                                        Addendum

                           Patents and Patent Licenses

                  Schedule I to Exhibit A to Exhibit H (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                                                  Schedule II to
                                                   Subsidiary Security Agreement
                                                                        Addendum

                        Trademarks and Trademark Licenses

                 Schedule II to Exhibit A to Exhibit H (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                                                 Schedule III to
                                                   Subsidiary Security Agreement
                                                                        Addendum

                                    Vehicles

                 Schedule III to Exhibit A to Exhibit H (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                                                  Schedule IV to
                                                   Subsidiary Security Agreement
                                                                        Addendum

                                    Grantors

                                                                          Organizational
 Name of each Grantor on                                                  Identification
    Public Record of                                    Defined              Number in
Grantor's Jurisdiction of                            Term for such        Jurisdiction of          Former Name
     Organization                Type of Entity         Grantor             Organization             (if any)
--------------------------------------------------------------------------------------------------------------

                 Schedule VI to Exhibit A to Exhibit H (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                                                   Schedule V to
                                                   Subsidiary Security Agreement
                                                                        Addendum

                                   UCC FILINGS

STATE                    FILING OFFICE               DOCUMENT FILED
-------------------------------------------------------------------

                  Schedule V to Exhibit A to Exhibit H (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                                                  Schedule VI to
                                                   Subsidiary Security Agreement
                                                                        Addendum

                             Transmitting Utilities

                                                                    JURISDICTION(S) WHERE
                                                                       GRANTOR'S GOODS
NAME OF EACH GRANTOR             TYPE OF ENTITY                   AND PIPELINES ARE LOCATED
-------------------------------------------------------------------------------------------

                 Schedule VI to Exhibit A to Exhibit H (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT I

                         [FORM OF BORROWING CERTIFICATE]

                  Pursuant to subsection 6.3(e) of the Seventh Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through September 26, 2003 (the "Credit Agreement"), among GulfTerra Energy Partners, L.P., a Delaware limited partnership (the "Borrower"), GulfTerra Energy Finance Corporation, a Delaware corporation (the "Co-Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), and JPMorgan Chase Bank, as administrative agent (the "Administrative Agent"), the undersigned hereby certifies as follows:

                  The representations and warranties made by the Borrower in or pursuant to each of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof and after giving effect to the Loans requested to be made pursuant to the Credit Agreement (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

                  Immediately prior to and immediately after the making of the Loans requested to be made pursuant to the Agreement on the date hereof, no Default or Event of Default will have occurred and will be continuing under the Credit Agreement.

                  At the time of and immediately after the making of the Loans requested to be made pursuant to the Credit Agreement on the date hereof, the Borrower is in pro forma compliance with Section 8.1 of the Credit Agreement; provided, however, that the foregoing certification contained in this paragraph 3 is made by the Borrower in good faith based upon assumptions believed by the Borrower to be reasonable.

                  [only if this certificate is delivered in connection with an Additional Term Loan] [Immediately after the making of any Additional Term Loan requested to be made pursuant to the Credit Agreement on the date hereof, the aggregate principal amount of all outstanding Additional Term Loans does not exceed an amount equal to $500,000,000 less, as of the time of such determination, the aggregate outstanding principal amount of the Initial Term Loans.]

         Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                               Exhibit I (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                  IN WITNESS WHEREOF, the undersigned has executed this certificate as of the ___th day of _________, 2002.

                                         GULFTERRA ENERGY PARTNERS, L.P.

                                         By: ___________________________
                                             Name:
                                             Title:

                                         GULFTERRA ENERGY FINANCE CORPORATION

                                         By: ___________________________
                                             Name:
                                             Title:

                               Exhibit I (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT J

                        FORM OF ASSIGNMENT AND ACCEPTANCE

         Reference is made to the Seventh Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through September 26, 2003 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among GulfTerra Energy Partners, L.P., a Delaware limited partnership (the "Borrower"), GulfTerra Energy Finance Corporation, a Delaware corporation (the "Co-Borrower"), the Lenders named therein and JPMorgan Chase Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meanings.

         _________ (the "Assignor") and _________ (the "Assignee") agree as follows:

         (a) The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), a ___% interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to the credit facility contained in the Credit Agreement as are set forth on Schedule 1 in a principal amount as set forth on Schedule 1.

         (b) The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest conveyed and it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (iii) attaches the Note(s) held by it evidencing the Assigned Interest and requests that the Administrative Agent exchange such Note(s) for a new Note or Notes payable to the Assignor and (if the Assignor has retained any interest in the Credit Agreement) a new Note or Notes payable to the Assignee in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

         (c) The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time,

                               Exhibit J (Page 1)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers as are incidental thereto; (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 4.10 of the Credit Agreement to deliver the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement, or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty; and (vi) agrees that the address for notices pursuant to
Section 11.2 of the Credit Agreement to the Assignee is set forth on Schedule I.

         (d) The effective date of this Assignment and Acceptance shall be _________, _____ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to subsection 11.6(f) of the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

         (e) Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

         (f) From and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         (g) This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                               Exhibit J (Page 2)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   Schedule 1
                                       to
                            Assignment and Acceptance
         relating to the Seventh Amended and Restated Credit Agreement,
dated as of March 23, 1995, as amended and restated through September 26, 2003, among GulfTerra Energy Partners, L.P., GulfTerra Energy Finance Corporation,
               the Lenders named therein, and JPMorgan Chase Bank, as administrative agent for the Lenders (in such capacity, the "Administrative
                                     Agent")

Name of Assignor: ______________________________________________________________

Name of Assignee: ______________________________________________________________

Effective Date of Assignment: __________________________________________________

Principal Amount of Revolving Loan Assigned: ___________________________________

Principal Amount of Initial Term Loan Assigned: ________________________________

Principal Amount of Series [___] Additional Term Loan Assigned: ________________

Revolving Credit Commitment Percentage Assigned: [(to at least fifteen decimals) (shown as a percentage of aggregate principal amount of all Lenders)]: _________
________________________________________________________________________________

Address for Notice to Assignee: ________________________________________________
                                ________________________________________________
                                ________________________________________________

Accepted:

JP MORGAN CHASE BANK, as Administrative Agent

By:    _______________________________
Name:  _______________________________
Title: _______________________________

[ASSIGNOR]                                     [ASSIGNEE]

By:    _______________________________         By:    __________________________
Name:  _______________________________         Name:  __________________________
Title: _______________________________         Title: __________________________

Consented To:

GULFTERRA ENERGY PARTNERS, L.P.

By:    _______________________________
Name:  _______________________________
Title: _______________________________

                               Exhibit J (Page 3)

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT